                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224
                                   ---------

                           MML Series Investment Fund
                           --------------------------
               (Exact name of registrant as specified in charter)


                    1295 State Street, Springfield, MA          01111
                    ----------------------------------          -----
              (Address of principal executive offices)         (Zip code)

                    Frederick C. Castellani
                    1295 State Street, Springfield, MA 01111
                    ----------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 413-788-8411
                                                    ------------

Date of fiscal year end:  12/31/2003
                          ----------

Date of reporting period: 12/31/2003
                          ----------

ITEM 1 REPORTS TO STOCKHOLDERS.

       (Annual Report for the period 1/1/03 through 12/31/03 is filed herewith)

MML SERIES INVESTMENT FUND

ANNUAL REPORT
FOR THE YEAR ENDED
DECEMBER 31, 2003

[GRAPHIC]

MML INFLATION-PROTECTED BOND FUND
MML LARGE CAP VALUE FUND
MML EQUITY INDEX FUND
MML ENHANCED INDEX CORE EQUITY FUND
MML GROWTH EQUITY FUND
MML OTC 100 FUND
MML SMALL CAP EQUITY FUND
MML SMALL COMPANY OPPORTUNITIES FUND
MML SMALL CAP GROWTH EQUITY FUND
MML EMERGING GROWTH FUND

INVEST
INSURE
RETIRE

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

TABLE OF CONTENTS

TO OUR SHAREHOLDERS                       i

MML INFLATION-PROTECTED BOND FUND
    Portfolio Manager Report              1
    Portfolio of Investments              3
    Financial Statements                  4

MML LARGE CAP VALUE FUND
    Portfolio Manager Report              8
    Portfolio of Investments             10
    Financial Statements                 12

MML EQUITY INDEX FUND
    Portfolio Manager Report             16
    Portfolio of Investments             18
    Financial Statements                 24

MML ENHANCED INDEX CORE EQUITY FUND
    Portfolio Manager Report             29
    Portfolio of Investments             31
    Financial Statements                 36

MML GROWTH EQUITY FUND
    Portfolio Manager Report             40
    Portfolio of Investments             42
    Financial Statements                 46

MML OTC 100 FUND
    Portfolio Manager Report             50
    Portfolio of Investments             52
    Financial Statements                 54

MML SMALL CAP EQUITY FUND
    Portfolio Manager Report             58
    Portfolio of Investments             60
    Financial Statements                 62

MML SMALL COMPANY OPPORTUNITIES FUND
    Portfolio Manager Report             66
    Portfolio of Investments             68
    Financial Statements                 70

MML SMALL CAP GROWTH EQUITY FUND
    Portfolio Manager Report             74
    Portfolio of Investments             76
    Financial Statements                 79

MML EMERGING GROWTH FUND
    Portfolio Manager Report             83
    Portfolio of Investments             85
    Financial Statements                 88

NOTES TO FINANCIAL STATEMENTS            92

INDEPENDENT AUDITORS' REPORT            102

DIRECTORS AND OFFICERS (UNAUDITED)      103

FEDERAL TAX INFORMATION (UNAUDITED)     106

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                               December 31, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDRICK C. CASTELLANI]

FREDRICK C. CASTELLANI

"THE RENEWED STRENGTH IN ECONOMIC GROWTH AND THE RALLY IN THE EQUITY MARKETS DURING 2003 HIGHLIGHT WHY WE BELIEVE IT IS IMPORTANT FOR PARTICIPANTS TO STAY THE COURSE - AS WELL AS MAINTAIN A PROPERLY DIVERSIFIED PORTFOLIO. WE BELIEVE THIS IS THE BEST STRATEGY WHEN TRYING TO ACHIEVE LONG-TERM RETIREMENT GOALS."

2003: A YEAR OF MANY HAPPY RETURNS

Good times returned in 2003 for many equity investors. The stock market indexes and most equity funds generated returns in excess of 25%, with more aggressive strategies doubling that advance. The bond market lagged with single-digit returns in the plain vanilla, high quality corporate and government agency categories, but compelling gains of over 25% also were found in the high yield and foreign bond markets.

Only a year ago, investors were faced with three straight years of stock market losses - with grave concerns about a possible fourth "down" year. Their pessimism was not without merit: the economy was sluggish, unemployment was rising and war was on the horizon. Fortunately, the fundamentals improved as the year progressed, leading to increased optimism and strong performance.

Stronger-than-expected economic growth and improving corporate profitability fueled the equity markets. U.S. Gross Domestic Product, a broad measure of economic activity, grew by an 8.2% annualized rate in the third quarter, the strongest advance in nearly 20 years. Providing the foundation were strong corporate earnings reports, evidence of recovery in business investment, continued strength in consumer spending, the Federal Reserve (Fed) policy of maintaining low interest rates, tax reductions, increased government spending and positive strides in the war on terror.

AGGRESSIVE STOCKS PREVAILED

As in a typical market rally, during the third and fourth quarters, the more aggressive categories led the way, with small-cap outperforming large-cap, international leading domestic, growth leading value, and high yield leading Treasuries. The technology-heavy NASDAQ led the major stock indexes, with the Russell 2000 small-cap index close behind, followed by the MSCI EAFE international equity benchmark. Bringing up the rear were the Dow Jones Industrial Average and the S&P 500(R) Index - but both still turned in impressive double-digit returns for the six-month period.

BOND RETURNS LAGGED

Over the six months ending December 31, 2003, bonds trailed stocks by a wide margin. In the third quarter, the bond market's woes were punctuated by a brutal July, when the Lehman Brothers Aggregate Bond Index had its worst monthly decline in over 20 years. This left many investors who had flocked to the "safety" of the bond market - leaving stocks behind - rudely surprised. (This turn of events also underscores why we continuously caution investors not to use the recent past performance of any asset category as the primary reason for investing.) The fourth quarter was not much better for bond investors, as the Lehman Brothers Aggregate Bond Index advanced a paltry 0.32%.

THE 2004 OUTLOOK - TEMPERED OPTIMISM

The broad-based stock market rally in 2003 was supported by several factors that continue to provide favorable indicators for 2004, including:

-    A U.S. economy that seems to be in the early stages of expansion

-    Interest rates which are at a 45-year low

-    Low inflation, which should allow the Fed to maintain current interest rate policy

-    Reduced taxes

-    Improving corporate profitability and earnings growth

Conversely, it is unlikely that the market will be as strong or as broad based in 2004 as it was last year, due to several factors:

-    High unemployment

-    Interest rates that are more likely to rise than decline

-    High debt ratios for consumers and government

- Easier comparisons for corporate profit growth (the low or negative profit numbers companies posted in 2001/2002) are now behind us.

In closing, as the euphoria of 2003's investment performance abates, pressure will be on the economy and stock prices to sustain the rally. Emphasis will likely be on inflation and interest rates, earnings growth and employment. While last year's gains in the market are encouraging and give stock investors a reason to smile, we continue to urge all investors to maintain focus on long-term investment objectives. This should include maintaining a diversified portfolio in an effort to better weather the stock market's inevitable ups and downs.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve as high a total
OBJECTIVE OF THE MML     rate of return on an annual basis as is considered
INFLATION-PROTECTED      consistent with prudent investment risk and the
BOND FUND?               preservation of capital. The Fund normally invests:
                         -    at least 80% of its assets in Treasury
                              Inflation-Protected Securities ("TIPS") of varying maturities guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. government; and
                         -    up to 20% of its assets in non-inflation-indexed
                              U.S. securities or non-U.S. securities.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 7.01%, versus an 8.40% return for the
                         Lehman U.S. Treasury Inflation Note Index.

HOW DO TIPS PROTECT      Like many other fixed-income securities, TIPS pay
AGAINST INFLATION?       income twice a year, based on a fixed coupon rate.
                         However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate--as measured by the Consumer Price Index--results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

WHAT WAS THE             The third quarter was characterized by positive
INVESTMENT BACKGROUND    economic surprises, with many companies announcing
DURING THE PERIOD?       better-than-expected results. Gross Domestic Product
                         (GDP) was revised upward for the second quarter to an annual rate of 3.3%. This positive economic and business momentum continued during the fourth quarter, as investors became increasingly confident.

                         Another positive development was the increase in hiring within the temporary sector of the job market-often viewed as a precursor to an improvement in the permanent job sector. Conversely, non-farm payrolls, which posted seven straight months of declines through August, showed only a modest increase in September, making this a "jobless recovery." The positive economic and business momentum seen in the third quarter continued during the closing quarter of 2003. Investors' increased confidence was unabated through year-end.

                         The monetary stimulus that the Federal Reserve (Fed) started back in 2002 remained in place, with interest rates left unchanged. It is widely believed that the Fed has room to keep rates at current levels well into 2004. This is despite the stunning GDP figure of 8.2% for the third quarter. For the year, the GDP remained at a more reasonable figure, in the 4% to 5% range. While this does increase the inflationary pressures, we believe that these pressures are manageable.

HOW DID THIS             TIPS had a strong 2003, returning over 8% for the year.
INVESTMENT ENVIRONMENT   While this return was not as strong as 2002's, the
AFFECT TIPS?             performance is still being driven by demand. Supply
                         continues to be low, with Treasury issuance only twice a year. (The next rounds are scheduled for January and July 2004.) We have seen some issuance outside the of the government sector, with some agency offerings as well as a few corporate issuances; however, the Fund remains highly concentrated.

WHAT IS YOUR OUTLOOK?    Looking forward, we expect a continuation of the
                         improving outlook. We expect the Federal Reserve to remain on the sidelines as far as interest rates are concerned, at least through the first half of 2004. If we experience an environment where both interest rates are rising and inflation is increasing, the Fund should benefit.

[CHART]

                       DURATION DIVERSIFICATION (12/31/03)
                             MML INFLATION-PROTECTED
                                    BOND FUND

                          AVERAGE DURATION = 4.48 YEARS

LESS THAN 1 YEAR     11.9%
1-3 YEARS            26.3%
3-5 YEARS            26.3%
5-10 YEARS           35.5%

[CHART]

                          QUALITY STRUCTURE (12/31/03)
                        MML TREASURY-INFLATION PROTECTED
                                    BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA   88.8%
Aa/AA                                        2.8%
A                                            8.4%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Inflation-Protected Bond Fund and the U.S. Treasury Inflation Note Index

 MML SERIES INVESTMENT FUND

                                             SINCE INCEPTION
                            ONE YEAR          AVERAGE ANNUAL
TOTAL RETURN            1/1/03 - 12/31/03   8/30/02 - 12/31/03
MML Inflation-
Protected Bond Fund           7.01%                7.67%
--------------------------------------------------------------
Lehman U.S. Treasury
Inflation Note Index          8.40%                8.67%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            ML INFLATION-PROTECTED BOND FUND   LEHMAN U.S. TREASURY INFLATION NOTE INDEX
8/30/2002                $ 10,000                                $ 10,000
Dec-2002                 $ 10,317                                $ 10,306
Dec-2003                 $ 11,040                                $ 11,176

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN U.S. TREASURY INFLATION
NOTE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML INFLATION-PROTECTED BOND FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
BONDS & NOTES --  97.9%

CORPORATE DEBT -- 15.4%

Household Finance Corp.
 4.350% 12/10/2013                                 $   1,500,000   $   1,477,125
International Bank for
 Reconstruction &
 Development
 3.000% 12/10/2013                                     1,500,000       1,500,000
Morgan Stanley Series C
 4.390% 11/01/2013                                     1,000,000         988,040
SLM Corp.
 4.500% 11/21/2013                                     1,500,000       1,473,750
                                                                   -------------

TOTAL CORPORATE DEBT
(COST $5,491,947)                                                      5,438,915
                                                                   -------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 22.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 9.1%

PASS-THROUGH SECURITIES
FHLMC
 3.625% 09/15/2008                                     1,250,000       1,256,489
FHLMC
 4.500% 07/15/2013                                     2,000,000       1,973,399
                                                                   -------------

TOTAL PASS-THROUGH SECURITIES                                          3,229,888
                                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 8.3%
Other
FNMA
 (Benchmark Note)
 2.500% 06/15/2008                                     1,000,000         965,367
FNMA
 (Benchmark Note)
 4.375% 03/15/2013                                     2,000,000       1,965,801
                                                                   -------------

TOTAL OTHER                                                            2,931,168
                                                                   -------------

OTHER AGENCIES -- 5.3%
Tennessee
 Valley Authority
 3.375% 01/15/2007                                     1,751,565       1,878,466
                                                                   -------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $8,022,793)                                                      8,039,522
                                                                   -------------

U.S. TREASURY OBLIGATIONS -- 59.8%

U.S. TREASURY BONDS -- 34.6%
U.S. Treasury
 Inflation Index
 3.000% 07/15/2012                                 $   2,685,586   $   2,923,931
U.S. Treasury
 Inflation Index
 3.375% 04/15/2032                                       661,854         817,080
U.S. Treasury
 Inflation Index
 3.625% 04/15/2028                                     2,247,665       2,781,837
U.S. Treasury
 Inflation Index
 3.875% 01/15/2009                                     2,070,045       2,338,504
U.S. Treasury
 Inflation Index
 3.875% 04/15/2029                                     2,622,159       3,393,237
                                                                   -------------

TOTAL U.S. TREASURY BONDS                                             12,254,589
                                                                   -------------

U.S. TREASURY NOTES -- 25.2%
U.S. Treasury
 Inflation Index
 1.875% 07/15/2013                                     1,450,526       1,439,194
U.S. Treasury
 Inflation Index
 3.375% 01/15/2007                                       373,667         404,728
U.S. Treasury
 Inflation Index
 3.375% 01/15/2012                                       797,061         890,716
U.S. Treasury
 Inflation Index
 3.500% 01/15/2011                                     1,514,747       1,697,700
U.S. Treasury
 Inflation Index
 3.625% 01/15/2008                                     2,422,013       2,679,352
U.S. Treasury
 Inflation Index
 4.250% 01/15/2010                                     1,588,951       1,840,452
                                                                   -------------

TOTAL U.S. TREASURY NOTES                                              8,952,142
                                                                   -------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $20,284,041)                                                    21,206,731
                                                                   -------------

TOTAL BONDS & NOTES
(COST $33,798,781)                                                    34,685,168
                                                                   -------------

SHORT-TERM INVESTMENTS -- 0.7%

REPURCHASE AGREEMENT
Investors Bank & Trust
 Company Repurchase
 Agreement, dated
 12/31/2003, 0.72%,
 due 01/02/2004(a)                                 $     258,110   $     258,110
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      258,110
                                                                   -------------

TOTAL INVESTMENTS -- 98.6%
(COST $34,056,891)*                                                   34,943,278

OTHER ASSETS/
(LIABILITIES) -- 1.4%                                                    492,505
                                                                   -------------

NET ASSETS -- 100.0%                                               $  35,435,783
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS

*    Aggregate cost for Federal tax purposes. (NOTE 7).

(a) Maturity value of $258,120. Collateralized by U.S. Government Agency obligation with a rate of 4.625%, maturity date of 04/25/2016, and an aggregate market value, including accrued interest, of $271,015.

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                  DECEMBER 31, 2003
                                                                  -----------------
ASSETS:
        Investments, at value (cost $33,798,781) (NOTE 2)         $      34,685,168
        Short-term investments, at amortized cost (NOTE 2)                  258,110
                                                                  -----------------
            Total Investments                                            34,943,278
        Receivables from:
            Fund shares sold                                                166,715
            Interest                                                        367,510
                                                                  -----------------
                 Total assets                                            35,477,503
                                                                  -----------------

LIABILITIES:
        Payables for:
            Fund shares repurchased                                             307
            Directors' fees and expenses (NOTE 3)                             1,000
            Affiliates (NOTE 3):
                 Investment management fees                                  18,628
                 Investment advisor                                             400
        Accrued expense and other liabilities                                21,385
                                                                  -----------------
                 Total liabilities                                           41,720
                                                                  -----------------
        NET ASSETS                                                $      35,435,783
                                                                  =================

NET ASSETS CONSIST OF:
        Paid-in capital                                           $      34,407,506
        Undistributed net investment income                                     850
        Accumulated net realized gain on investments                        141,040
        Net unrealized appreciation on investments                          886,387
                                                                  -----------------
                                                                  $      35,435,783
                                                                  =================
SHARES OUTSTANDING:                                                       3,306,430
                                                                  =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:   $           10.72
                                                                  =================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 2003
                                                                              -----------------
INVESTMENT INCOME (NOTE 2):
        Interest                                                              $         607,816
                                                                              -----------------

EXPENSES:
        Investment management fees (NOTE 3)                                             112,458
        Audit and legal fees                                                             18,322
        Trustee reporting                                                                12,546
        Directors' fees (NOTE 3)                                                          1,246
        Custody fees                                                                        708
        Shareholder reporting fees                                                          216
                                                                              -----------------
            Total expenses                                                              145,496
        Expenses waived (NOTE 3)                                                        (12,422)
                                                                              -----------------
            Net expenses                                                                133,074
                                                                              -----------------
            NET INVESTMENT INCOME                                                       474,742
                                                                              -----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                    163,191
        Net change in unrealized appreciation (depreciation) on investments             647,327
                                                                              -----------------
                 NET REALIZED AND UNREALIZED GAIN                                       810,518
                                                                              -----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $       1,285,260
                                                                              =================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         PERIOD ENDED
                                                                                     DECEMBER 31, 2003   DECEMBER 31, 2002*
                                                                                     -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
        Net investment income                                                        $         474,742   $           86,882
        Net realized gain on investment transactions                                           163,191                    -
        Net change in unrealized appreciation (depreciation) on investments                    647,327              239,060
                                                                                     -----------------   ------------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             1,285,260              325,942
                                                                                     -----------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                            (474,521)             (87,058)
        From net realized gains                                                                (21,371)                   -
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                        23,856,740           10,550,791
                                                                                     -----------------   ------------------
        TOTAL INCREASE IN NET ASSETS                                                        24,646,108           10,789,675

NET ASSETS:
        Beginning of period                                                                 10,789,675                    -
                                                                                     -----------------   ------------------
        End of period (including undistributed net investment income of $850 and
           distributions in excess of net investment income of $151, respectively)   $      35,435,783   $       10,789,675
                                                                                     =================   ==================

* FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR ENDED   PERIOD ENDED
                                                       12/31/03      12/31/02+
                                                      ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    10.23   $      10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.23           0.09
  Net realized and unrealized gain on investments           0.50           0.23
                                                      ----------   ------------
       Total income from investment operations              0.73           0.32
                                                      ----------   ------------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               (0.23)         (0.09)
  From net realized gains                                  (0.01)             -
                                                      ----------   ------------
       Total distributions                                 (0.24)         (0.09)
                                                      ----------   ------------
NET ASSET VALUE, END OF PERIOD                        $    10.72   $      10.23
                                                      ==========   ============
TOTAL RETURN(a)                                             7.01%          3.17%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   35,436   $     10,790
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  0.78%          1.57%*
     After expense waiver#                                  0.71%          0.71%*
  Net investment income to average daily net assets         2.53%          2.54%*
  Portfolio turnover rate                                     25%             0%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
+ FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD AUGUST 30, 2002 THROUGH DECEMBER 31, 2002 AND FOR THE YEAR ENDED DECEMBER 31, 2003.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve long-term
OBJECTIVE OF THE MML     growth of capital and income by investing primarily in
LARGE CAP VALUE FUND?    a diversified portfolio of equity securities of larger,
                         well-established companies (generally those with market capitalizations over $5.0 billion), using a value-oriented investment strategy.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 29.60%, outperforming the 28.67% return
                         of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE             In the three months ended September 30, 2003, U.S.
INVESTMENT BACKGROUND    equities rose slightly, preserving gains from the first
DURING THE PERIOD?       half of the year through the summer. The stock market,
                         as represented by the S&P 500 Index, returned 2.7% in the third quarter. In the fourth quarter, the stock market advanced more heartily, returning 12.2%. Over the same period, the S&P Barra Value and Russell 1000
                         Value Indexes gained 14.5% and 14.2%, respectively.

WHAT FACTORS             During the third quarter, positions in the financial
CONTRIBUTED TO THE       and industrial sectors contributed to the Fund's
FUND'S PERFORMANCE -     performance, while those in health care, energy and
AND HOW DID YOU          consumer staples detracted. These results were
RESPOND?                 primarily the effect of stock selection, rather than
                         the result of a specific sector strategy. During the three-month period ending December 31, top-performing positions included Altria Group, Tyco International,
                         American International Group, HSBC Holdings and
                         Progressive Corp. Takefuji and Safeway were among the positions that detracted from performance during the period.

                         During the fourth quarter, notable changes to the portfolio included the purchase of HCA and Fifth Third Bancorp and the sale of Dover and Safeway. While we continued to have confidence in Dover's management team, we sold our position in the company because we felt that its businesses no longer justified the company's valuation. We sold the portfolio's position in Safeway on the belief that competitive threats (in particular from Wal-Mart) could lead to the deterioration of Safeway's long-term earnings power.

WHAT IS YOUR OUTLOOK?    We anticipate the current "trading range" environment
                         to persist into the foreseeable future. We believe that market averages may be challenged for some time, but that stock-picking leaves open the possibility of achieving above-average returns.

                            MML LARGE CAP VALUE FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                     American Express Co.
                     Altria Group, Inc.
                     American International Group, Inc.
                     Berkshire Hathaway, Inc. Cl. A
                     Citigroup, Inc.
                     Tyco International Limited
                     Wells Fargo & Co.
                     HSBC Holdings PLC
                     Sealed Air Corp.
                     Bank One Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                             SINCE INCEPTION
                            ONE YEAR          AVERAGE ANNUAL
                        1/1/03 - 12/31/03   5/1/00 - 12/31/03
MML Large Cap
Value Fund                    29.60%               -1.26%
------------------------------------------------------------
S&P 500 Index                 28.67%               -5.60%

[CHART]
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML LARGE CAP VALUE FUND   S&P 500 INDEX
           ------------------------   -------------
5/1/2000            $ 10,000             $ 10,000
12/2000             $  9,895             $  9,162
12/2001             $  8,791             $  8,074
12/2002             $  7,364             $  6,290
12/2003             $  9,544             $  8,094

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
EQUITIES -- 90.8%

ADVERTISING -- 0.4%
WPP Group PLC Sponsored
  ADR (United Kingdom) 4,200                                       $     206,430
                                                                   -------------

BANKING, SAVINGS & LOANS -- 20.1%
Bank One Corp.                                            42,300       1,928,457
Citigroup, Inc.                                           44,900       2,179,446
Fifth Third Bancorp                                       12,100         715,110
Golden West Financial Corp.                               17,300       1,785,187
HSBC Holdings PLC                                        128,651       2,022,018
Lloyds TSB Group PLC
  Sponsored ADR
  (United Kingdom)                                        15,800         514,290
Providian Financial Corp.*                                 8,000          93,120
State Street Corp.                                         3,100         161,448
Wells Fargo & Co.                                         35,600       2,096,484
                                                                   -------------
                                                                      11,495,560
                                                                   -------------

BEVERAGES -- 2.1%
Diageo PLC Sponsored
  ADR (United Kingdom)18,500                                             977,910
Heineken Holding NV Cl. A7,400                                           253,161
                                                                   -------------
                                                                       1,231,071
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 2.0%
Gannett Co., Inc.                                          4,800         427,968
Lagardere S.C.A. SA                                       12,100         698,363
                                                                   -------------
                                                                       1,126,331
                                                                   -------------

BUILDING MATERIALS & CONSTRUCTION -- 1.5%
Martin Marietta
  Materials, Inc.                                          9,100         427,427
Vulcan Materials Co.                                       9,000         428,130
                                                                   -------------
                                                                         855,557
                                                                   -------------

COMMERCIAL SERVICES -- 3.3%
Block (H&R), Inc.                                         11,500         636,755
Dun & Bradstreet Corp.*11,450                            580,630
Moody's Corp.                                             10,800         653,940
                                                                   -------------
                                                                       1,871,325
                                                                   -------------

COMPUTERS & INFORMATION -- 1.8%
Lexmark
  International, Inc.*                                    12,900       1,014,456
                                                                   -------------

CONTAINERS -- 3.4%
Sealed Air Corp.*                                         36,400       1,970,696
                                                                   -------------

DIVERSIFIED FINANCIAL -- 0.5%
Takefuji Corp.                                             6,400         299,188
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.5%
Agere Systems, Inc. Cl. A*                                88,000         268,400
                                                                   -------------

ENERGY -- 6.2%
ConocoPhillips                                            20,930   $   1,372,380
Devon Energy Corp.                                        17,900       1,024,954
EOG Resources, Inc.                                       12,900         595,593
Occidental Petroleum Corp.                                12,700         536,448
                                                                   -------------
                                                                       3,529,375
                                                                   -------------

FINANCIAL SERVICES -- 14.5%
American Express Co.                                      86,000       4,147,780
Berkshire
  Hathaway, Inc. Cl. A*                                       28       2,359,000
Centerpoint
  Properties Corp.                                        14,100       1,056,090
Janus Capital Group, Inc.                                  8,400         137,844
Morgan Stanley                                            10,600         613,422
                                                                   -------------
                                                                       8,314,136
                                                                   -------------

FOODS -- 1.4%
Hershey Foods Corp.                                        6,400         492,736
Kraft Foods, Inc. Cl. A                                   10,000         322,200
                                                                   -------------
                                                                         814,936
                                                                   -------------

HEALTHCARE -- 1.0%
HCA, Inc.                                                 13,000         558,480
                                                                   -------------

INDUSTRIAL - DIVERSIFIED -- 3.7%
Tyco International Limited                                79,243       2,099,940
                                                                   -------------

INSURANCE -- 13.5%
American International
  Group, Inc.                                             47,150       3,125,102
Aon Corp.                                                 20,300         485,982
Chubb Corp.                                                3,000         204,300
Loews Corp.                                               18,700         924,715
Markel Corp.*                                                200          50,702
Principal Financial
  Group, Inc.                                              6,700         221,569
Progressive Corp.                                         20,700       1,730,313
Sun Life Financial, Inc.4,100                                            102,582
Transatlantic Holdings, Inc.                              11,200         904,960
                                                                   -------------
                                                                       7,750,225
                                                                   -------------

LODGING -- 0.8%
Marriott International,
  Inc. Cl. A                                               9,900         457,380
                                                                   -------------

PHARMACEUTICALS -- 3.2%
Eli Lilly & Co.                                           11,800         829,894
Merck & Co., Inc.                                          4,300         198,660
Novartis AG                                                6,300         286,201
Pfizer, Inc.                                              15,040         531,363
                                                                   -------------
                                                                       1,846,118
                                                                   -------------

PREPACKAGED SOFTWARE -- 0.9%
Microsoft Corp.                                           18,200   $     501,228
                                                                   -------------

RETAIL -- 3.4%
AutoZone, Inc.*                                            3,100         264,151
Costco Wholesale Corp.*46,200                                          1,717,716
                                                                   -------------
                                                                       1,981,867
                                                                   -------------

TOBACCO -- 5.7%
Altria Group, Inc.                                        60,100       3,270,642
                                                                   -------------

TRANSPORTATION -- 0.9%
United Parcel Service,
  Inc. Cl. B                                               7,200         536,760
                                                                   -------------

TOTAL EQUITIES
(COST $44,668,066)                                                    52,000,101
                                                                   =============

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
SHORT-TERM INVESTMENTS -- 13.3%

CASH EQUIVALENTS -- 4.9%**
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 01/15/2004                                $       7,676           7,676
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 02/17/2004                                       40,561          40,561
Bank of Nova Scotia
  Eurodollar Time Deposit
  1.080% 03/03/2004                                      121,682         121,682
Bank of Scotland
  Eurodollar Time Deposit
  1.060% 04/02/2004                                       30,420          30,420
Bank of the West
  Eurodollar Time Deposit
  1.075% 01/14/2004                                       30,420          30,420
Barclays
  Eurodollar Time Deposit
  1.090% 03/05/2004                                      101,401         101,401
BNP Paribas
  Eurodollar Time Deposit
  0.970% 01/07/2004                                       40,561          40,561
Canadian Imperial
  Bank of Commerce
  Bank Note
  0.990% 05/18/2004                                      202,803         202,803
Citigroup
  Eurodollar Time Deposit
  1.080% 01/05/2004                                       20,280          20,280

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
Citigroup
  Eurodollar Time Deposit
  1.090% 03/04/2004                                $      81,121   $      81,121
Citigroup
  Eurodollar Time Deposit
  1.100% 01/22/2004                                       20,280          20,280
Credit Agricole Indosuez
  Eurodollar Time Deposit
  1.080% 01/06/2004                                      208,887         208,887
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                      111,541         111,541
Fannie Mae
  Discount Note
  1.062% 01/02/2004                                       60,841          60,841
Fleet National
  Bank Bank Note
  1.000% 01/21/2004                                      101,401         101,401
Freddie Mac
  Discount Note
  1.062% 01/27/2004                                       80,954          80,954
General Electric
  Capital Corp.
  1.092% 01/05/2004                                      101,217         101,217
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                       40,561          40,561
Harris Trust &
  Savings Bank
  Eurodollar Time Deposit
  1.050% 01/29/2004                                       22,308          22,308
Merrill Lynch Premier
  Institutional
  Money Market Fund                                      139,530         139,530
Merrimac
  Money Market Fund                                      336,652         336,652
Morgan Stanley
  Dean Witter & Co.
  1.080% 01/29/2004                                      105,457         105,457
National Bank of
  Commerce Bank Note
  1.120% 05/19/2004                                       50,701          50,701
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 02/27/2004                                       50,701          50,701
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/09/2004                                       40,561          40,561
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/15/2004                                      101,401         101,401
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.090% 03/03/2004                                       50,701          50,701
Southtrust Bank
  Eurodollar Time Deposit
  1.090% 02/17/2004                                       60,841          60,841
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.080% 02/04/2004                                       50,701          50,701
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.085% 01/15/2004                                       50,701          50,701
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.090% 02/24/2004                                      101,401         101,401
Toronto Dominion Bank
  Eurodollar Time Deposit
  1.100% 01/08/2004                                       20,280          20,280
Wells Fargo
  Eurodollar Time Deposit
  1.070% 01/20/2004                                      243,362         243,362
                                                                   -------------
                                                                       2,827,905
                                                                   -------------

REPURCHASE AGREEMENT -- 8.4%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2003, 0.72%,
  due 01/02/2004(a)                                    4,799,548       4,799,548
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    7,627,453
                                                                   -------------

TOTAL INVESTMENTS -- 104.1%
(COST $52,295,519)***                                                 59,627,554

OTHER ASSETS/
(LIABILITIES) -- (4.1%)                                               (2,352,833)
                                                                   -------------

NET ASSETS -- 100.0%                                               $  57,274,721
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.

*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $4,799,740. Collateralized by U.S. Government Agency obligation with a rate of 3.875%, maturity date of 05/25/2007, and an aggregate market value, including accrued interest, of $5,039,526.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                DECEMBER 31, 2003
                                                                                                -----------------
ASSETS:
        Investments, at value (cost $44,668,066) (NOTE 2)                                       $      52,000,101
        Short-term investments, at amortized cost (NOTE 2)                                              7,627,453
                                                                                                -----------------
            Total Investments (including securities on loan with market values of $2,731,502)          59,627,554
        Cash                                                                                              506,906
        Receivables from:
            Investment adviser (NOTE 3)                                                                     1,950
            Fund shares sold                                                                               25,441
            Interest and dividends                                                                         98,819
            Foreign taxes withheld                                                                             54
                                                                                                -----------------
                Total assets                                                                           60,260,724
                                                                                                -----------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                          89,882
            Fund shares repurchased                                                                         1,776
            Securities on loan (NOTE 2)                                                                 2,827,905
            Directors' fees and expenses (NOTE 3)                                                           4,017
            Affiliates (NOTE 3):
                Investment management fees                                                                 39,554
        Accrued expense and other liabilities                                                              22,869
                                                                                                -----------------
                Total liabilities                                                                       2,986,003
                                                                                                -----------------
        NET ASSETS                                                                              $      57,274,721
                                                                                                =================

NET ASSETS CONSIST OF:
        Paid-in capital                                                                         $      55,271,053
        Undistributed net investment income                                                                18,208
        Accumulated net realized loss on investments and foreign currency translations                 (5,346,575)
        Net unrealized appreciation on investments                                                      7,332,035
                                                                                                -----------------
                                                                                                $      57,274,721
                                                                                                =================
SHARES OUTSTANDING:                                                                                     6,125,903
                                                                                                =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                 $            9.35
                                                                                                =================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                   YEAR ENDED
                                                                                                DECEMBER 31, 2003
                                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $8,975)                                            $         714,288
        Interest (including securities lending income of $3,399)                                           10,471
                                                                                                -----------------
                Total investment income                                                                   724,759
                                                                                                -----------------

EXPENSES:
        Investment management fees (NOTE 3)                                                               341,417
        Audit and legal fees                                                                               19,930
        Trustee reporting                                                                                  13,445
        Custody fees                                                                                       12,103
        Directors' fees (NOTE 3)                                                                            2,759
        Shareholder reporting fees                                                                          1,950
                                                                                                -----------------
                Total expenses                                                                            391,604
        Expenses waived (NOTE 3)                                                                           (3,243)
        Fees paid indirectly (NOTE 3)                                                                      (2,499)
                                                                                                -----------------
                Net expenses                                                                              385,862
                                                                                                -----------------
                NET INVESTMENT INCOME                                                                     338,897
                                                                                                -----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                      (788,416)
            Foreign currency transactions                                                                  (7,588)
                                                                                                -----------------
                Net realized loss                                                                        (796,004)
                                                                                                -----------------
        Net change in unrealized appreciation (depreciation) on investments                            12,346,148
                                                                                                -----------------
                NET REALIZED AND UNREALIZED GAIN                                                       11,550,144
                                                                                                -----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $      11,889,041
                                                                                                =================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED          YEAR ENDED
                                                                              DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                              -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                 $         338,897   $         240,633
        Net realized loss on investment transactions and foreign
           currency transactions                                                       (796,004)         (3,126,455)
        Net change in unrealized appreciation (depreciation) on investments          12,346,148          (4,230,305)
                                                                              -----------------   -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          11,889,041          (7,116,127)
                                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                     (359,133)           (241,225)
        Tax return of capital                                                                 -              (2,964)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                 11,826,285           5,107,623
                                                                              -----------------   -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                      23,356,193          (2,252,693)

NET ASSETS:
        Beginning of year                                                            33,918,528          36,171,221
                                                                              -----------------   -----------------
        End of year (including undistributed net investment income of
           $18,208 and distributions in excess of net investment income of
           $2,277, respectively)                                              $      57,274,721   $      33,918,528
                                                                              =================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                            12/31/03       12/31/02       12/31/01     12/31/00+
                                                           ----------     ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     7.26     $     8.73     $     9.86    $    10.00
                                                           ----------     ----------     ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.06           0.05           0.03          0.05***

  Net realized and unrealized gain (loss) on investments         2.09          (1.47)         (1.13)        (0.15)
                                                           ----------     ----------     ----------    ----------
       Total income (loss) from investment operations            2.15          (1.42)         (1.10)        (0.10)
                                                           ----------     ----------     ----------    ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.06)         (0.05)         (0.03)        (0.04)
  Tax return of capital                                             -          (0.00)~            -             -
                                                           ----------     ----------     ----------    ----------
       Total distributions                                      (0.06)         (0.05)         (0.03)        (0.04)
                                                           ----------     ----------     ----------    ----------

NET ASSET VALUE, END OF PERIOD                             $     9.35     $     7.26     $     8.73    $     9.86
                                                           ==========     ==========     ==========    ==========
TOTAL RETURN(a)                                                 29.60%        (16.23)%       (11.16)%       (1.05)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   57,275     $   33,919     $   36,171    $   18,052
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.92%          0.92%          0.87%         1.07%*
     After expense waiver#                                       0.90%(b)       0.90%(b)       0.87%         0.91%*
  Net investment income to average daily net assets              0.79%          0.61%          0.48%         0.78%*
  Portfolio turnover rate                                           7%            32%            19%           14%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
~    TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT        The objective of the Fund is to achieve long-term
OBJECTIVE OF THE MML EQUITY   growth of capital through performance that closely
INDEX FUND?                   tracks that of the S&P 500 Index by investing in a
                              portfolio of equity securities that mirrors the sector and stock weightings of the Index.

HOW DID THE FUND PERFORM      For the 12 months ending December 31, 2003, the
DURING THE 2003?              Fund's Class I shares returned 28.08%, nearly in
                              line with the 28.67% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT       The S&P 500 Index had a strong fourth quarter
BACKDROP DURING THE PERIOD?   finish, advancing 12.2%. Value stocks outpaced
                              growth stocks both during the fourth quarter and for the year. For the 12 months ending December
                              31, value outperformed growth by nearly 600 basis points. As had been the case throughout the year, returns increased as capitalization decreased.

                              Throughout 2003, the economic landscape showed signs of improvement, as evidenced in the continual upward revisions to the all-important Gross Domestic Product (GDP) figures. Most recently, GDP growth has been estimated at an annualized rate of 8.2%. During the second half of the year, investment by corporate America began picking up in earnest. While business spending was well in the single-digit category during the first half of the year, the third and fourth quarters' spending levels increased sharply to mid-teen levels, with significant increases experienced in technology spending. The year concluded with robust corporate earnings, as evidenced by the near-record estimate of the S&P 500's 2004 operating earnings at $62 per share. The equity markets continued to enjoy the Federal Reserve's stimulative stance on monetary policy throughout the year.

WHAT FACTORS CONTRIBUTED TO   With the exception of health care,
THE FUND'S PERFORMANCE?       telecommunication services and utilities, in the
                              third quarter all sectors generated positive performance; technology and materials led the pack. Health care was the weakest-performing of the sectors. Turning to the fourth quarter, all sectors generated results of at least 8%, with the materials sector enjoying the largest increase.
                              The two sectors contributing the most to the market's fourth quarter return were financials and information technology, with each advancing nearly
                              13%. Together, these two sectors account for just under 40% of the Index's weighting. Financials and technology also drove performance for the year, with financials advancing by 31% and technology, 47%. The only sector to generate single-digit returns for the year was telecommunication services, with its 7.1% return.

WHAT IS YOUR OUTLOOK?         Improvement in business performance this cycle,
                              especially corporate profitability, should support further, if more modest, gains in 2004. A stronger cyclical recovery and a potential higher secular growth rate are not fully discounted in equity markets. The state of the business cycle, the end of the bear market, and the economy's remarkable resilience and productivity argue that 2004 will be a favorable year for equity investors.
                              Unquestionably, risk exists - particularly, exogenous threats like terrorism - but markets adjust to these risks and take them into account.
                              In such instances, they do not ordinarily cause volatility; only when unforeseen events happen does the market respond, in either a positive or negative direction.

                              MML EQUITY INDEX FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                    General Electric Co.
                    Microsoft Corp.
                    Exxon Mobil Corp.
                    Pfizer, Inc.
                    Citigroup, Inc.
                    Wal-Mart Stores, Inc.
                    Intel Corp.
                    American International Group, Inc.
                    Cisco Systems, Inc.
                    International Business Machines Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500
Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                           FIVE YEAR         SINCE INCEPTION
                      ONE YEAR          AVERAGE ANNUAL       AVERAGE ANNUAL
                   1/1/03 - 12/31/03   1/1/99 - 12/31/03    5/1/97 - 12/31/03
MML Equity Index
Fund Class I           28.08%               -1.07%                6.07%
-----------------------------------------------------------------------------
S&P 500 Index          28.67%               -0.57%                6.60%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

MML Equity Index Fund

5/1/97   $ 10,000   $ 10,000
 12/97   $ 12,193   $ 12,255
 12/98   $ 15,634   $ 15,757
 12/99   $ 18,811   $ 19,073
 12/00   $ 17,016   $ 17,338
 12/01   $ 14,921   $ 15,279
 12/02   $ 11,569   $ 11,903
 12/03   $ 14,818   $ 15,316

Hypothetical Investments in MML Equity Index Fund
Class II, Class III and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                             SINCE INCEPTION
                                           ONE YEAR          AVERAGE ANNUAL
                                       1/1/03 - 12/31/03    5/1/00 - 12/31/03
MML Equity Index
Fund Class II                               28.31%                -5.89%
MML Equity Index
Fund Class III                              28.38%                -5.84%
-----------------------------------------------------------------------------
S&P 500 Index                               28.67%                -5.60%

[CHART]

5/1/2000   $ 10,000   $ 10,000   $ 10,000
   12/00   $  9,137   $  9,150   $  9,162
   12/01   $  8,024   $  8,024   $  8,074
   12/02   $  6,236   $  6,244   $  6,290
   12/03   $  8,001   $  8,016   $  8,094

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
EQUITIES -- 98.9%
ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.*                                        14,807   $     230,989
Monster Worldwide, Inc.*                                   4,676         102,685
Omnicom Group, Inc.                                        7,306         638,033
                                                                   -------------
                                                                         971,707
                                                                   -------------
AEROSPACE & DEFENSE -- 1.8%
Boeing Co.                                                32,769       1,380,886
General Dynamics Corp.                                     7,607         687,597
Goodrich Corp.                                             4,539         134,763
Honeywell
  International, Inc.                                     33,090       1,106,199
Lockheed Martin Corp.                                     17,640         906,696
Northrop Grumman Corp.                                     7,084         677,230
Raytheon Co.                                              15,788         474,272
Rockwell Collins, Inc.                                     6,568         197,237
  United Technologies Corp.                               18,111       1,716,379
                                                                   -------------
                                                                       7,281,259
                                                                   -------------
AIR TRANSPORTATION -- 0.1%
Delta Air Lines, Inc.                                      4,599          54,314
Southwest Airlines Co.                                    31,040         500,986
                                                                   -------------
                                                                         555,300
                                                                   -------------
APPAREL, TEXTILES & SHOES -- 0.6%
The Gap, Inc.                                             34,945         811,073
Jones Apparel Group, Inc.                                  4,896         172,486
Limited Brands                                            19,330         348,520
Liz Claiborne, Inc.                                        4,074         144,464
Nike, Inc. Cl. B                                          10,224         699,935
Nordstrom, Inc.                                            5,035         172,700
Reebok
  International Limited                                    2,356          92,638
VF Corp.                                                   4,051         175,165
                                                                   -------------
                                                                       2,616,981
                                                                   -------------
AUTOMOTIVE & PARTS -- 1.1%
AutoNation, Inc.*                                         10,800         198,396
Cooper Tire & Rubber Co.                                   2,346          50,157
Dana Corp.                                                 5,703         104,650
Delphi Corp.                                              20,283         207,089
Ford Motor Co.                                            71,667       1,146,672
General Motors Corp.                                      21,630       1,155,042
Genuine Parts Co.                                          6,329         210,123
The Goodyear Tire &
  Rubber Co.*                                              6,265          49,243
Harley-Davidson, Inc.                                     11,720         557,052
Navistar International Corp.*                              2,674         128,058
Paccar, Inc.                                               4,589         390,616
Visteon Corp.                                              4,812          50,093
                                                                   -------------
                                                                       4,247,191
                                                                   -------------

BANKING, SAVINGS & LOANS -- 11.8%
AmSouth Bancorp.                                          12,959   $     317,495
Bank of America Corp.                                     57,856       4,653,358
Bank of
  New York Co., Inc.                                      29,445         975,218
Bank One Corp.                                            44,532       2,030,214
BB&T Corp.                                                21,083         814,647
Capital One
  Financial Corp.                                          8,700         533,223
Charter One
  Financial, Inc.                                          8,176         282,481
Citigroup, Inc.                                          200,344       9,724,698
Comerica, Inc.                                             6,769         379,470
Fannie Mae                                                38,276       2,872,997
Fifth Third Bancorp                                       22,463       1,327,563
First Tennessee
  National Corp.                                           5,400         238,140
FleetBoston
  Financial Corp.                                         41,402       1,807,197
Freddie Mac                                               27,386       1,597,152
Golden West
  Financial Corp.                                          5,955         614,496
J.P. Morgan Chase & Co.                                   78,473       2,882,313
KeyCorp                                                   16,310         478,209
Marshall and Ilsley Corp.                                  8,800         336,600
Mellon Financial Corp.                                    16,894         542,466
National City Corp.                                       24,398         828,068
North Fork
  Bancorporation, Inc.                                     5,900         238,773
Northern Trust Corp.                                       8,488         394,013
Providian Financial Corp.*                                11,202         130,391
Regions Financial Corp.                                    8,552         318,134
SLM Corp.                                                 17,742         668,519
SouthTrust Corp.                                          14,110         461,820
State Street Corp.                                        13,022         678,186
SunTrust Banks, Inc.                                      11,090         792,935
Synovus Financial Corp.                                   11,763         340,186
U.S. Bancorp                                              76,132       2,267,211
Union Planters Corp.                                       7,212         227,106
Wachovia Corp.                                            52,374       2,440,105
Washington Mutual, Inc.                                   35,076       1,407,249
Wells Fargo & Co.                                         65,929       3,882,559
Zions Bancorp                                              3,893         238,758
                                                                   -------------
                                                                      47,721,950
                                                                   -------------

BEVERAGES -- 2.6%
Anheuser-Busch
  Companies, Inc.                                         32,348       1,704,093
Brown-Forman Corp. Cl. B                                   2,290         214,000
The Coca-Cola Co.                                         95,876       4,865,707
Coca-Cola Enterprises, Inc.                               18,074         395,278
Coors (Adolph) Co. Cl. B                                   1,389   $      77,923
The Pepsi Bottling
  Group, Inc.                                             10,338         249,973
       PepsiCo, Inc.                                      67,908       3,165,871
                                                                   -------------
                                                                      10,672,845
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 3.4%
American Greetings
  Corp. Cl. A*                                             2,423          52,991
Clear Channel
  Communications, Inc.                                    23,749       1,112,166
Comcast Corp. Cl. A*                                      88,318       2,903,013
Dow Jones & Co., Inc.                                      3,026         150,846
Gannett Co., Inc.                                         10,735         957,133
Knight Ridder, Inc.                                        3,055         236,365
The McGraw-Hill
  Companies, Inc.                                          7,630         533,490
Meredith Corp.                                             1,844          90,006
New York Times Co. Cl. A                                   5,565         265,951
Time Warner, Inc.*                                       176,908       3,182,575
Tribune Co.                                               11,909         614,504
Univision Communications,
  Inc. Cl. A*                                             12,500         496,125
Viacom, Inc. Cl. B                                        67,768       3,007,544
                                                                   -------------
                                                                      13,602,709
                                                                   -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.*                                   4,256          76,097
Masco Corp.                                               19,167         525,367
       Vulcan Materials Co.                                3,710         176,485
                                                                   -------------
                                                                         777,949
                                                                   -------------

CHEMICALS -- 1.5%
Air Products &
  Chemicals, Inc.                                          8,758         462,685
Ashland, Inc.                                              2,603         114,688
Dow Chemical Co.                                          35,868       1,491,033
Du Pont (E.I.) de
  Nemours & Co.                                           38,904       1,785,305
Eastman Chemical Co.                                       3,500         138,355
Engelhard Corp.                                            4,893         146,545
Great Lakes
  Chemical Corp.                                           1,955          53,156
Hercules, Inc.*                                            4,406          53,753
International Flavors &
  Fragrances, Inc.                                         3,446         120,334
Monsanto Co.                                              10,685         307,514
PPG Industries, Inc.                                       6,689         428,230
Praxair, Inc.                                             12,564         479,945
Rohm & Haas Co.                                            8,140         347,659
                                                                   -------------
                                                                       5,929,202
                                                                   -------------

   The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMERCIAL SERVICES -- 1.8%
Allied Waste
  Industries, Inc.*                                       12,460   $     172,945
Apollo Group, Inc. Cl. A*                                  6,800         462,400
Block (H&R), Inc.                                          7,074         391,687
Cendant Corp.*                                            39,442         878,373
Cintas Corp.                                               6,890         345,396
Concord EFS, Inc.*                                        19,384         287,659
Convergys Corp.*                                           6,816         119,007
Donnelley (R.R.) &
  Sons Co.                                                 4,122         124,278
eBay, Inc.*                                               25,300       1,634,127
Ecolab, Inc.                                               9,516         260,453
Equifax, Inc.                                              5,559         136,195
Fluor Corp.                                                2,927         116,026
Moody's Corp.                                              5,646         341,865
Paychex, Inc.                                             15,097         561,608
PerkinElmer, Inc.                                          5,008          85,487
Quest Diagnostics, Inc.*                                   4,064         297,119
Robert Half
  International, Inc.*                                     6,680         155,911
Ryder System, Inc.                                         2,482          84,760
Waste Management, Inc.                                    22,853         676,449
                                                                   -------------
                                                                       7,131,745
                                                                   -------------

COMMUNICATIONS -- 1.9%
ADC
  Telecommunications, Inc.*                               27,448          81,521
Andrew Corp.*                                              5,761          66,309
Avaya, Inc.*                                              15,976         206,729
Ciena Corp.*                                              19,241         127,760
Citizens
  Communications Co.*                                     10,801         134,148
Lucent Technologies, Inc.* 159,879                       454,056
Network Appliance, Inc.*                                  13,420         275,513
Nextel Communications,
  Inc. Cl. A*                                             42,530       1,193,392
Qualcomm, Inc.                                            30,530       1,646,483
SBC Communications, Inc.                                 130,646       3,405,941
Scientific-Atlanta, Inc.                                   5,810         158,613
       Tellabs, Inc.*                                     15,712         132,452
                                                                   -------------
                                                                       7,882,917
                                                                   -------------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                            91,310       1,284,732
                                                                   -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                             4,890         120,196
Computer Sciences Corp.*                                   7,187         317,881
Parametric
  Technology Corp.*                                        9,034          35,594
Sun Microsystems, Inc.*                                  124,108         557,245
Teradyne, Inc.*                                            7,560         192,402
       Unisys Corp.*                                      12,315         182,878
                                                                   -------------
                                                                       1,406,196
                                                                   -------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                 3,470   $     168,781
                                                                   -------------

COMPUTERS & INFORMATION -- 3.2%
Apple Computer, Inc.*                                     14,426         308,284
Cisco Systems, Inc.*                                     268,973       6,533,354
Comverse
  Technology, Inc.*                                        7,222         127,035
Dell, Inc.*                                               99,247       3,370,428
EMC Corp.*                                                93,632       1,209,725
Gateway, Inc.*                                            12,490          57,454
International
  Game Technology                                         13,216         471,811
Jabil Circuit, Inc.*                                       7,678         217,287
Lexmark
  International, Inc.*                                     4,964         390,369
Solectron Corp.*                                          32,081         189,599
Symbol Technologies, Inc.                                  8,835         149,223
                                                                   -------------
                                                                      13,024,569
                                                                   -------------

COMPUTERS & OFFICE EQUIPMENT -- 2.5%
Electronic Data
  Systems Corp.                                           18,471         453,278
Hewlett-Packard Co.                                      119,815       2,752,151
International Business
  Machines Corp.                                          67,314       6,238,662
Pitney Bowes, Inc.                                         9,002         365,661
       Xerox Corp.*                                       31,114         429,373
                                                                   -------------
                                                                      10,239,125
                                                                   -------------

CONTAINERS -- 0.2%
Ball Corp.                                                 2,210         131,650
Bemis Co., Inc.                                            2,083         104,150
Pactiv Corp.*                                              5,959         142,420
Sealed Air Corp.*                                          3,191         172,761
       Temple-Inland, Inc.                                 2,038         127,721
                                                                   -------------
                                                                         678,702
                                                                   -------------

COSMETICS & PERSONAL CARE -- 2.4%
Alberto-Culver Co. Cl. B                                   2,138         134,865
Avon Products, Inc.                                        9,178         619,423
Colgate-Palmolive Co.                                     21,477       1,074,924
The Gillette Co.                                          39,983       1,468,576
Kimberly-Clark Corp.                                      20,103       1,187,886
The Procter & Gamble Co.                                  50,754       5,069,310
                                                                   -------------
                                                                       9,554,984
                                                                   -------------

DATA PROCESSING & PREPARATION -- 0.7%
Automatic Data
  Processing, Inc.                                        23,104         915,149
Deluxe Corp.                                               2,314          95,638
First Data Corp.                                          28,860       1,185,857
Fiserv, Inc.*                                              7,821         309,008
IMS Health, Inc.                                           9,324         231,795
       NCR Corp.*                                          3,750         145,500
                                                                   -------------
                                                                       2,882,947
                                                                   -------------

ELECTRIC UTILITIES -- 2.4%
AES Corp.*                                                21,449   $     202,479
Allegheny Energy, Inc.*                                    5,120          65,331
Ameren Corp.                                               5,781         265,926
American Electric
  Power Co.                                               15,057         459,389
Calpine Corp.*                                            14,571          70,087
CenterPoint Energy, Inc.                                  11,663         113,014
Cinergy Corp.                                              6,763         262,472
CMS Energy Corp.*                                          5,538          47,184
Consolidated Edison, Inc.                                  9,150         393,542
Constellation Energy
  Group, Inc.                                              5,925         232,023
Dominion Resources, Inc.                                  12,178         777,322
DTE Energy Co.                                             6,037         237,858
Duke Energy Corp.                                         36,535         747,141
Edison International*                                     12,430         272,590
Entergy Corp.                                              8,860         506,172
Exelon Corp.                                              12,968         860,556
FirstEnergy Corp.                                         13,357         470,166
FPL Group, Inc.                                            7,086         463,566
NiSource, Inc.                                            11,046         242,349
PG&E Corp.*                                               16,321         453,234
Pinnacle West
  Capital Corp.                                            3,200         128,064
PPL Corp.                                                  6,889         301,394
Progress Energy, Inc.                                      9,672         437,755
Public Service Enterprise
  Group, Inc.                                              8,698         380,972
Southern Co.                                              29,487         891,982
Teco Energy, Inc.                                          7,361         106,072
TXU Corp.                                                 12,877         305,442
                                                                   -------------
                                                                       9,694,082
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.5%
Advanced Micro
  Devices, Inc.*                                          14,060         209,494
Altera Corp.*                                             15,320         347,764
American Power
  Conversion Corp.                                         7,630         186,554
Analog Devices, Inc.                                      14,070         642,296
Applied Micro
  Circuits Corp.*                                         10,300          61,594
Broadcom Corp. Cl. A*                                     11,753         400,660
Emerson Electric Co.                                      16,657       1,078,541
General Electric Co.                                     391,193      12,119,159
Intel Corp.                                              254,502       8,194,964
JDS Uniphase Corp.*                                       55,188         201,436
Johnson Controls, Inc.                                     3,625         420,935
Kla-Tencor Corp.*                                          7,406         434,510
Linear Technology Corp.                                   12,130         510,309
LSI Logic Corp.*                                          15,328         135,959
Maxim Integrated
  Products, Inc.                                          12,860         640,428

   The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
Micron Technology, Inc.*                                  23,717   $     319,468
Molex, Inc.                                                7,390         257,837
National
  Semiconductor Corp.*                                     7,448         293,526
Novellus Systems, Inc.*                                    5,950         250,198
Nvidia Corp.*                                              5,800         134,850
PMC-Sierra, Inc.*                                          6,189         124,708
Power-One, Inc.*                                           3,520          38,122
Qlogic Corp.*                                              3,800         196,080
Rockwell Automation, Inc.                                  7,168         255,181
Sanmina-SCI Corp.*                                        20,652         260,422
Texas Instruments, Inc.                                   66,626       1,957,472
Thomas & Betts Corp.                                       2,551          58,392
Xilinx, Inc.*                                             13,111         507,920
                                                                   -------------
                                                                      30,238,779
                                                                   -------------

ENERGY -- 6.0%
Amerada Hess Corp.                                         3,253         172,962
Anadarko Petroleum Corp.                                   9,822         501,020
Apache Corp.                                               6,150         498,765
BJ Services Co.*                                           6,100         218,990
Burlington Resources, Inc.                                 7,900         437,502
ChevronTexaco Corp.                                       41,672       3,600,044
ConocoPhillips                                            26,264       1,722,131
Devon Energy Corp.                                         8,885         508,755
Dynegy, Inc. Cl. A*                                       15,327          65,600
El Paso Corp.                                             24,446         200,213
EOG Resources, Inc.                                        4,700         216,999
Exxon Mobil Corp.                                        257,534      10,558,894
Halliburton Co.                                           16,765         435,890
Kerr-McGee Corp.                                           4,146         192,748
KeySpan Corp.                                              6,080         223,744
Kinder Morgan, Inc.                                        4,690         277,179
Marathon Oil Corp.                                        12,005         397,245
Nabors Industries Limited*                                 5,615         233,023
Nicor, Inc.                                                1,689          57,494
Noble Corp.*                                               5,140         183,909
Occidental
  Petroleum Corp.                                         15,404         650,665
Peoples Energy Corp.                                       1,357          57,048
Rowan Companies, Inc.*                                     4,221          97,801
Schlumberger Limited                                      22,939       1,255,222
Sempra Energy                                              8,817         265,039
Sunoco, Inc.                                               3,093         158,207
Transocean, Inc.*                                         12,427         298,372
Unocal Corp.                                               9,957         366,716
The Williams
  Companies, Inc.                                         19,518         191,667
Xcel Energy, Inc.                                         16,072         272,903
                                                                   -------------
                                                                      24,316,747
                                                                   -------------

ENTERTAINMENT & LEISURE -- 0.5%
Brunswick Corp.                                            3,239   $     103,097
Harrah's
  Entertainment, Inc.                                      4,623         230,087
The Walt Disney Co.                                       80,622       1,880,911
                                                                   -------------
                                                                       2,214,095
                                                                   -------------

FINANCIAL SERVICES -- 3.7%
American Express Co.                                      50,372       2,429,442
Apartment Investment &
  Management Co. Cl. A                                     4,100         141,450
Bear Stearns
  Companies, Inc.                                          4,018         321,239
Countrywide
  Financial Corp.                                          6,985         529,812
Federated Investors,
  Inc. Cl. B                                               4,200         123,312
Franklin Resources, Inc.                                   9,828         511,646
The Goldman Sachs
  Group, Inc.                                             18,300       1,806,759
Huntington
  Bancshares, Inc.                                         8,434         189,765
Janus Capital Group, Inc.                                  9,250         151,793
Lehman Brothers
  Holdings, Inc.                                          10,672         824,092
MBNA Corp.                                                49,821       1,238,052
Merrill Lynch & Co., Inc.                                 35,968       2,109,523
Morgan Stanley                                            42,791       2,476,315
PNC Financial Services
  Group, Inc.                                             10,949         599,239
Price (T. Rowe)
  Group, Inc.                                              4,800         227,568
ProLogis Trust                                             6,800         218,212
The Schwab
  (Charles) Corp.                                         52,161         617,586
Simon Property
  Group, Inc.                                              7,300         338,282
                                                                   -------------
                                                                      14,854,087
                                                                   -------------

FOODS -- 1.8%
Archer-
  Daniels-Midland Co.                                     24,861         378,384
Campbell Soup Co.                                         15,802         423,494
ConAgra Foods, Inc.                                       20,972         553,451
General Mills, Inc.                                       14,408         652,682
Heinz (H. J.) Co.                                         13,522         492,606
Hershey Foods Corp.                                        4,972         382,794
Kellogg Co.                                               15,664         596,485
The Kroger Co.*                                           29,318         542,676
McCormick & Co., Inc.                                      5,200         156,520
Safeway, Inc.*                                            17,160         375,976
Sara Lee Corp.                                            30,365         659,224
Starbucks Corp.*                                          15,230   $     503,504
SuperValu, Inc.                                            4,921         140,691
Sysco Corp.                                               25,730         957,928
Wrigley (Wm.) Jr. Co.                                      8,734         490,938
                                                                   -------------
                                                                       7,307,353
                                                                   -------------

FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                        2,242          73,672
Georgia-Pacific Corp.                                      9,670         296,579
International Paper Co.                                   18,789         809,994
MeadWestvaco Corp.                                         7,701         229,105
Plum Creek Timber
  Co., Inc.                                                7,100         216,195
Weyerhaeuser Co.                                           8,490         543,360
                                                                   -------------
                                                                       2,168,905
                                                                   -------------

HEALTHCARE -- 0.9%
Express Scripts, Inc.*                                     3,000         199,290
HCA, Inc.                                                 20,076         862,465
Health Management
  Associates, Inc. Cl. A                                   9,800         235,200
Humana, Inc.*                                              6,203         141,739
Manor Care, Inc.                                           3,532         122,101
Tenet Healthcare Corp.*                                   18,059         289,847
UnitedHealth Group, Inc.                                  22,840       1,328,831
Wellpoint Health
  Networks, Inc.*                                          5,640         547,024
                                                                   -------------
                                                                       3,726,497
                                                                   -------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.3%
Centex Corp.                                               2,573         276,983
KB Home                                                    1,771         128,433
Leggett & Platt, Inc.                                      7,450         161,144
Maytag Corp.                                               3,186          88,730
Pulte Homes, Inc.                                          2,261         211,675
Whirlpool Corp.                                            2,669         193,903
                                                                   -------------
                                                                       1,060,868
                                                                   -------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                       2,950         145,494
The Clorox Co.                                             8,070         391,879
Corning, Inc.*                                            52,791         550,610
Fortune Brands, Inc.                                       5,780         413,212
Newell Rubbermaid, Inc.                                   10,735         244,436
Sherwin-Williams Co.                                       5,629         195,551
Snap-On, Inc.                                              2,253          72,637
The Stanley Works                                          3,305         125,160
Tupperware Corp.                                           2,250          39,015
                                                                   -------------
                                                                       2,177,994
                                                                   -------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                      3,532         167,381
                                                                   -------------

   The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
INDUSTRIAL - DIVERSIFIED -- 1.8%
3M Co.                                                    30,272   $   2,574,028
Cooper Industries
  Limited Cl. A                                            3,614         209,359
Danaher Corp.                                              6,055         555,546
Eaton Corp.                                                2,897         312,818
Illinois Tool Works, Inc.                                 11,943       1,002,137
ITT Industries, Inc.                                       3,537         262,481
Textron, Inc.                                              5,032         287,126
Tyco International Limited                                77,074       2,042,461
                                                                   -------------
                                                                       7,245,956
                                                                   -------------

INFORMATION RETRIEVAL SERVICES -- 0.3%
Yahoo!, Inc.*                                             25,158       1,136,387
                                                                   -------------

INSURANCE -- 5.0%
ACE Limited                                               10,000         414,200
Aetna, Inc.                                                6,049         408,791
AFLAC, Inc.                                               20,020         724,324
Allstate Corp.                                            27,704       1,191,826
Ambac Financial
  Group, Inc.                                              4,275         296,642
American International
  Group, Inc.                                            101,470       6,725,432
Anthem, Inc.*                                              5,363         402,225
Aon Corp.                                                 12,046         288,381
Chubb Corp.                                                7,273         495,291
Cigna Corp.                                                5,440         312,800
Cincinnati Financial Corp.                                 5,889         246,631
The Hartford Financial
  Services Group, Inc.                                    11,358         670,463
Jefferson-Pilot Corp.                                      5,520         279,588
John Hancock Financial
  Services, Inc.                                          11,202         420,075
Lincoln National Corp.                                     6,841         276,171
Loews Corp.                                                6,658         329,238
Marsh & McLennan
  Companies, Inc.                                         21,042       1,007,701
MBIA, Inc.                                                 5,675         336,130
Metlife, Inc.                                             30,232       1,017,911
MGIC Investment Corp.                                      4,089         232,828
Principal Financial
  Group, Inc.                                             12,600         416,682
Progressive Corp.                                          8,283         692,376
Prudential Financial, Inc.                                21,700         906,409
Safeco Corp.                                               5,759         224,198
The St. Paul Companies, Inc.                               9,409         373,067
Torchmark Corp.                                            4,326         197,006
Travelers Property
  Casualty Corp. Cl. B                                    38,888         659,929
UnumProvident Corp.                                       11,570         182,459
XL Capital Limited Cl. A                                   5,527         428,619
                                                                   -------------
                                                                      20,157,393
                                                                   -------------

LODGING -- 0.2%
Hilton Hotels Corp.                                       14,591   $     249,944
Marriott International,
  Inc. Cl. A                                               8,964         414,137
Starwood Hotels &
  Resorts Worldwide, Inc.                                  7,740         278,408
                                                                   -------------
                                                                         942,489
                                                                   -------------

MACHINERY & COMPONENTS -- 0.8%
Baker Hughes, Inc.                                        13,198         424,448
Caterpillar, Inc.                                         13,252       1,100,181
Cummins, Inc.                                              1,739          85,107
Deere & Co.                                                9,243         601,257
Dover Corp.                                                8,235         327,341
Ingersoll-Rand Co. Cl. A                                   6,783         460,430
Pall Corp.                                                 4,792         128,569
Parker-Hannifin Corp.                                      4,814         286,433
                                                                   -------------
                                                                       3,413,766
                                                                   -------------

MANUFACTURING -- 0.5%
American Standard
  Companies, Inc.*                                         2,800         281,960
Applied Materials, Inc.*                                  64,006       1,436,935
Avery Dennison Corp.                                       4,028         225,649
Millipore Corp.*                                           1,815          78,136
                                                                   -------------
                                                                       2,022,680
                                                                   -------------

MEDICAL SUPPLIES -- 2.3%
Agilent Technologies, Inc.*                               18,183         531,671
Allergan, Inc.                                             5,007         384,588
Applied Biosystems
  Group-Applera Corp.                                      7,738         160,254
Bard (C.R.), Inc.                                          2,060         167,375
Bausch & Lomb, Inc.                                        2,392         124,145
Baxter International, Inc.                                23,092         704,768
Becton, Dickinson & Co.                                    9,848         405,147
Biomet, Inc.                                              10,455         380,667
Boston Scientific Corp.*                                  32,322       1,188,157
Guidant Corp.                                             11,988         721,678
Medtronic, Inc.                                           47,081       2,288,607
St. Jude Medical, Inc.*                                    6,722         412,395
Stryker Corp.                                              7,750         658,828
Tektronix, Inc.                                            3,420         108,072
Thermo Electron Corp.*                                     6,654         167,681
Waters Corp.*                                              5,300         175,748
Zimmer Holdings, Inc.*                                     9,422         663,309
                                                                   -------------
                                                                       9,243,090
                                                                   -------------

METALS & MINING -- 0.8%
  Alcoa, Inc.                                             32,788       1,245,944
Allegheny
  Technologies, Inc.                                       3,144          41,564
Crane Co.                                                  2,278          70,026
Freeport-McMoRan
  Copper & Gold, Inc. Cl. B                                6,333         266,809
Newmont Mining Corp.                                      16,509   $     802,502
Nucor Corp.                                                3,006         168,336
Phelps Dodge Corp.*                                        3,485         265,174
United States Steel Corp.                                  3,954         138,469
Worthington
  Industries, Inc.                                         3,207          57,822
                                                                   -------------
                                                                       3,056,646
                                                                   -------------

PHARMACEUTICALS -- 9.8%
Abbott Laboratories                                       61,398       2,861,147
AmerisourceBergen Corp.                                    4,276         240,097
Amgen, Inc.*                                              50,606       3,127,451
Biogen Idec, Inc.*                                        12,937         475,823
Bristol-Myers Squibb Co.                                  76,342       2,183,381
Cardinal Health, Inc.                                     16,869       1,031,708
Chiron Corp.*                                              7,360         419,446
Eli Lilly & Co.                                           44,080       3,100,146
Forest Laboratories, Inc.*                                13,980         863,964
Genzyme Corp.*                                             8,400         414,456
Johnson & Johnson                                        115,312       5,957,018
King
  Pharmaceuticals, Inc.*                                   8,867         135,310
McKesson Corp.                                            11,387         366,206
Medco Health
  Solutions, Inc.*                                        10,420         354,176
Medimmune, Inc.*                                           9,764         248,006
Merck & Co., Inc.                                         86,643       4,002,907
Pfizer, Inc.                                             297,327      10,504,563
Schering-Plough Corp.                                     58,288       1,013,628
Sigma-Aldrich Corp.                                        3,084         176,343
Watson
  Pharmaceutical, Inc.*                                    4,170         191,820
Wyeth                                                     52,356       2,222,512
                                                                   -------------
                                                                      39,890,108
                                                                   -------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                         11,660         299,312
                                                                   -------------

PREPACKAGED SOFTWARE -- 4.6%
Adobe Systems, Inc.                                        8,906         350,006
BMC Software, Inc.*                                        8,765         163,467
Citrix Systems, Inc.*                                      6,492         137,695
Computer Associates
  International, Inc.                                     22,323         610,311
Compuware Corp.*                                          13,878          83,823
Electronic Arts, Inc.*                                    11,200         535,136
Intuit, Inc.*                                              8,010         423,809
Microsoft Corp.                                          422,128      11,625,405
Novell, Inc.*                                             14,376         151,236
Oracle Corp.*                                            205,261       2,709,445
Peoplesoft, Inc.*                                         14,714         335,479
Siebel Systems, Inc.*                                     19,718         273,489
SunGard Data
  Systems, Inc.*                                          11,000         304,810
Symantec Corp.*                                           11,600         401,940
Veritas Software Corp.*                                   16,946         629,713
                                                                   -------------
                                                                      18,735,764
                                                                   -------------

   The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                        16,060   $     460,119
Equity Residential                                        10,000         295,100
                                                                   -------------
                                                                         755,219
                                                                   -------------

RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                                   6,492         136,592
McDonald's Corp.                                          49,177       1,221,065
Wendy's International, Inc.                                4,375         171,675
Yum! Brands, Inc.*                                        11,298         388,651
                                                                   -------------
                                                                       1,917,983
                                                                   -------------

RETAIL -- 5.9%
AutoZone, Inc.*                                            3,554         302,836
Bed Bath & Beyond, Inc.*                                  11,850         513,698
Best Buy Co., Inc.                                        12,430         649,343
Big Lots, Inc.*                                            4,274          60,734
Circuit City Stores, Inc.                                  7,800          79,014
Costco Wholesale Corp.*                                   18,342         681,956
CVS Corp.                                                 15,303         552,744
Dillards, Inc. Cl. A                                       3,101          51,042
Dollar General Corp.                                      12,914         271,065
Family Dollar Stores, Inc.                                 6,651         238,638
Federated Department
  Stores, Inc.                                             7,163         337,592
The Home Depot, Inc.                                      89,537       3,177,668
J.C. Penney Company, Inc.                                 10,809         284,061
Kohl's Corp.*                                             13,123         589,748
Lowe's Companies, Inc.                                    30,082       1,666,242
The May Department
  Stores Co.                                              11,832         343,956
Office Depot, Inc.*                                       12,665         211,632
RadioShack Corp.                                           6,905         211,845
Sears, Roebuck and Co.                                     9,829         447,121
Staples, Inc.*                                            19,673         537,073
Target Corp.                                              36,068       1,385,011
Tiffany & Co.                                              5,592         252,758
TJX Companies, Inc.                                       20,376         449,291
Toys R Us, Inc.*                                           7,862          99,376
Walgreen Co.                                              40,004       1,455,346
Wal-Mart Stores, Inc.                                    168,612       8,944,867
                                                                   -------------
                                                                      23,794,657
                                                                   -------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                         14,147         320,430
Winn-Dixie Stores, Inc.                                    5,423          53,959
                                                                   -------------
                                                                         374,389
                                                                   -------------

TELEPHONE UTILITIES -- 2.2%
Alltel Corp.                                              12,367         576,055
AT&T Corp.                                                30,484         618,825
AT&T Wireless
  Services, Inc.*                                        107,431         858,374
BellSouth Corp.                                           71,820       2,032,506
CenturyTel, Inc.                                           5,531   $     180,421
Qwest Communications
  International, Inc.*                                    62,058         268,091
Sprint Corp. (FON Group)                                  34,605         568,214
Sprint Corp. (PCS Group)*                                 40,661         228,515
Verizon
  Communications, Inc.                                   106,829       3,747,561
                                                                   -------------
                                                                       9,078,562
                                                                   -------------

TOBACCO -- 1.2%
Altria Group, Inc.                                        78,929       4,295,316
Reynolds (R.J.)
  Tobacco Holdings, Inc.                                   3,300         191,895
UST, Inc.                                                  6,422         229,201
                                                                   -------------
                                                                       4,716,412
                                                                   -------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                               6,691         142,384
Mattel, Inc.                                              17,189         331,232
                                                                   -------------
                                                                         473,616
                                                                   -------------

TRANSPORTATION -- 1.7%
Burlington Northern
  Santa Fe Corp.                                          15,186         491,267
Carnival Corp.                                            24,385         968,816
CSX Corp.                                                  7,965         286,262
FedEx Corp.                                               11,503         776,453
Norfolk Southern Corp.                                    14,389         340,300
Union Pacific Corp.                                        9,817         682,085
United Parcel Service,
  Inc. Cl. B                                              44,100       3,287,655
                                                                   -------------
                                                                       6,832,838
                                                                   -------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                       5,431         117,255
                                                                   -------------
TOTAL EQUITIES
(COST $409,021,965)                                                  400,763,101
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
SHORT-TERM INVESTMENTS -- 7.1%
CASH EQUIVALENTS -- 6.1%**
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 01/15/2004                                $      67,251          67,251
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 02/17/2004                                      355,336         355,336
Bank of Nova Scotia
  Eurodollar Time Deposit
  1.080% 03/03/2004                                    1,066,010       1,066,010

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
Bank of Scotland
  Eurodollar Time Deposit
  1.060% 04/02/2004                                $     266,502   $     266,502
Bank of the West
  Eurodollar Time Deposit
  1.075% 01/14/2004                                      266,502         266,502
Barclays
  Eurodollar Time Deposit
  1.090% 03/05/2004                                      888,341         888,341
BNP Paribas
  Eurodollar Time Deposit
  0.970% 01/07/2004                                      355,336         355,336
Canadian Imperial
  Bank of Commerce
  Bank Note
  0.990% 05/18/2004                                    1,776,683       1,776,683
Citigroup
  Eurodollar Time Deposit
  1.080% 01/05/2004                                      177,668         177,668
Citigroup
  Eurodollar Time Deposit
  1.090% 03/04/2004                                      710,673         710,673
Citigroup
  Eurodollar Time Deposit
  1.100% 01/22/2004                                      177,668         177,668
Credit Agricole Indosuez
  Eurodollar Time Deposit
  1.080% 01/06/2004                                    1,829,983       1,829,983
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                      977,176         977,176
Fannie Mae Discount Note
  1.062% 01/02/2004                                      533,005         533,005
Fleet National Bank
  Bank Note
  1.000% 01/21/2004                                      888,341         888,341
Freddie Mac
  Discount Note
  1.062% 01/27/2004                                      709,209         709,209
General Electric
  Capital Corp.
  1.092% 01/05/2004                                      886,728         886,728
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                      355,337         355,337
Harris Trust &
  Savings Bank
  Eurodollar Time Deposit
  1.050% 01/29/2004                                      195,435         195,435
Merrill Lynch Premier
  Institutional Money
  Market Fund                                          1,222,378       1,222,378

   The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
Merrimac Money
Market Fund                                        $   2,949,294   $   2,949,294
Morgan Stanley
  Dean Witter & Co.
  1.080% 01/29/2004                                      923,876         923,876
National Bank of
  Commerce Bank Note
  1.120% 05/19/2004                                      444,171         444,171
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 02/27/2004                                      444,171         444,171
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/09/2004                                      355,337         355,337
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/15/2004                                      888,341         888,341
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.090% 03/03/2004                                      444,171         444,171
Southtrust Bank
  Eurodollar Time Deposit
  1.090% 02/17/2004                                      533,005         533,005
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.080% 02/04/2004                                      444,171         444,171
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.085% 01/15/2004                                      444,171         444,171
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.090% 02/24/2004                                      888,341         888,341
Toronto Dominion Bank
  Eurodollar Time Deposit
  1.100% 01/08/2004                                      177,668         177,668
Wells Fargo
  Eurodollar Time Deposit
  1.070% 01/20/2004                                    2,132,019       2,132,019
                                                                   -------------
                                                                      24,774,298
                                                                   -------------

REPURCHASE AGREEMENT -- 0.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2003, 0.72%,
  due 01/02/2004(a)                                    3,316,949       3,316,949
                                                                   -------------

U.S. TREASURY BILLS -- 0.2%
U.S. Treasury Bill***
  0.892% 01/22/2004                                $     590,000   $     589,694
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   28,680,941
                                                                   -------------

TOTAL INVESTMENTS -- 106.0%
(COST $437,702,906)****                                              429,444,042

OTHER ASSETS/
(LIABILITIES) -- (6.0%)                                              (24,332,363)
                                                                   -------------

NET ASSETS -- 100.0%                                               $ 405,111,679
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.

**   Represents investments of security lending collateral. (NOTE 2).

***  This security is held as collateral for open futures contracts. (NOTE 2).

**** Aggregate cost for Federal tax purposes. (NOTE 7).

(a) Maturity value of $3,317,082. Collateralized by U.S. Government Agency obligation with a rate of 3.375%, maturity date of 10/25/2024, and aggregate market value, including accrued interest, of $3,482,797.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  DECEMBER 31, 2003
                                                                                                  -----------------
ASSETS:
      Investments, at value (cost $409,021,965) (NOTE 2)                                          $     400,763,101
      Short-term investments, at amortized cost (NOTE 2)                                                 28,680,941
                                                                                                  -----------------
          Total Investments (including securities on loan with market values of $23,859,580)            429,444,042
      Cash                                                                                                    1,521
      Receivables from:
          Fund shares sold                                                                                   86,877
          Interest and dividends                                                                            578,137
          Variation margin on open futures contracts (NOTE 2)                                                10,144
                                                                                                  -----------------
              Total assets                                                                              430,120,721
                                                                                                  -----------------
LIABILITIES:
      Payables for:
          Fund shares repurchased                                                                           106,845
          Securities on loan (NOTE 2)                                                                    24,774,298
          Directors' fees and expenses (NOTE 3)                                                              22,218
          Affiliates (NOTE 3):
              Investment management fees                                                                     35,497
              Administration fees                                                                            38,500
      Accrued expense and other liabilities                                                                  31,684
                                                                                                  -----------------
              Total liabilities                                                                          25,009,042
                                                                                                  -----------------
      NET ASSETS                                                                                  $     405,111,679
                                                                                                  =================
NET ASSETS CONSIST OF:
      Paid-in capital                                                                             $     423,296,147
      Distributions in excess of net investment income                                                      (12,524)
      Accumulated net realized loss on investments and futures contracts                                (10,002,471)
      Net unrealized depreciation on investments and futures contracts                                   (8,169,473)
                                                                                                  -----------------
                                                                                                  $     405,111,679
                                                                                                  =================
NET ASSETS:
      Class I                                                                                     $      78,596,846
                                                                                                  =================
      Class II                                                                                    $     188,869,092
                                                                                                  =================
      Class III                                                                                   $     137,645,741
                                                                                                  =================
SHARES OUTSTANDING:
      Class I                                                                                             5,731,716
                                                                                                  =================
      Class II                                                                                           13,786,088
                                                                                                  =================
      Class III                                                                                          10,066,417
                                                                                                  =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class I                                                                                     $           13.71
                                                                                                  =================
      Class II                                                                                    $           13.70
                                                                                                  =================
      Class III                                                                                   $           13.67
                                                                                                  =================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                     YEAR ENDED
                                                                                                  DECEMBER 31, 2003
                                                                                                  -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends                                                                                   $       6,066,422
      Interest (including securities lending income of $18,585)                                              82,838
                                                                                                  -----------------
              Total investment income                                                                     6,149,260
                                                                                                  -----------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                                                   340,276
      Custody fees                                                                                           44,862
      Audit and legal fees                                                                                   28,399
      Directors' fees (NOTE 3)                                                                               22,327
      Shareholder reporting fees                                                                             17,455
      Trustee reporting                                                                                      13,447
                                                                                                  -----------------
                                                                                                            466,766
      Administration fees (NOTE 3):
          Class I                                                                                           194,500
          Class II                                                                                          286,796
          Class III                                                                                          62,249
                                                                                                  -----------------
              Total expenses                                                                              1,010,311
      Class II Administration fees waived (NOTE 3)                                                         (120,756)
      Class III Administration fees waived (NOTE 3)                                                         (62,249)
                                                                                                  -----------------
          Net expenses                                                                                      827,306
                                                                                                  -----------------
          NET INVESTMENT INCOME                                                                           5,321,954
                                                                                                  -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
          Investment transactions                                                                        (3,222,941)
          Closed futures contracts                                                                          703,959
                                                                                                  -----------------
              Net realized loss                                                                          (2,518,982)
                                                                                                  -----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                                                    83,837,371
          Open futures contracts                                                                            168,388
                                                                                                  -----------------
              Net unrealized gain                                                                        84,005,759
                                                                                                  -----------------
              NET REALIZED AND UNREALIZED GAIN                                                           81,486,777
                                                                                                  -----------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $      86,808,731
                                                                                                  =================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                              -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                    $       5,321,954    $       4,425,345
     Net realized loss on investment transactions and futures contracts              (2,518,982)          (6,976,365)
     Net change in unrealized appreciation (depreciation) on investments
       and futures contracts                                                         84,005,759          (81,724,466)
                                                                              -----------------    -----------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             86,808,731          (84,275,486)
                                                                              -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income:
     Class I                                                                           (913,733)            (721,177)
     Class II                                                                        (2,486,104)          (1,859,859)
     Class III                                                                       (1,931,671)          (1,828,852)
                                                                              -----------------    -----------------
         TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                              (5,331,508)          (4,409,888)
                                                                              -----------------    -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class I                                                                          4,695,413           (3,810,392)
     Class II                                                                        26,828,374           84,771,905
     Class III                                                                       (7,355,331)          (3,569,862)
                                                                              -----------------    -----------------
         INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     24,168,456           77,391,651
                                                                              -----------------    -----------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                        105,645,679          (11,293,723)
NET ASSETS:
     Beginning of year                                                              299,466,000          310,759,723
                                                                              -----------------    -----------------
     End of year (including distributions in excess of net investment income of $12,524 and undistributed net investment income of
       $12,132, respectively)                                                 $     405,111,679    $     299,466,000
                                                                              =================    =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          CLASS I
                                                                                          -------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.83     $    14.14     $    16.27     $    18.13     $    15.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.16***        0.14***        0.14***        0.16***        0.09
  Net realized and unrealized gain (loss) on investments         2.88          (3.31)         (2.14)         (1.88)          3.01
                                                           ----------     ----------     ----------     ----------     ----------
       Total income (loss) from investment operations            3.04          (3.17)         (2.00)         (1.72)          3.10
                                                           ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.16)         (0.14)         (0.07)         (0.14)         (0.09)
  From net realized gains                                           -              -          (0.06)             -          (0.14)
                                                           ----------     ----------     ----------     ----------     ----------
       Total distributions                                      (0.16)         (0.14)         (0.13)         (0.14)         (0.23)
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                             $    13.71     $    10.83     $    14.14     $    16.27     $    18.13
                                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(a)                                                 28.08%        (22.46)%       (12.32)%        (9.53)%        20.32%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   78,597     $   58,454     $   81,535     $   82,798     $   95,049
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        0.44%          0.44%          0.45%          0.45%          0.50%
    After expense waiver#                                         N/A            N/A            N/A           0.45%           N/A
  Net investment income to average daily net assets              1.37%          1.16%          0.92%          0.89%          0.92%
  Portfolio turnover rate                                           5%             6%             5%             3%             3%

                                                                                   CLASS II
                                                                                   --------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                            12/31/03       12/31/02       12/31/01        12/31/00+
                                                           ----------     ----------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.82     $    14.13     $    16.26      $      17.96
                                                           ----------     ----------     ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.19***        0.17***        0.16***           0.13***
  Net realized and unrealized gain (loss) on investments         2.87          (3.32)         (2.14)            (1.68)
                                                           ----------     ----------     ----------      ------------
       Total income (loss) from investment operations            3.06          (3.15)         (1.98)            (1.55)
                                                           ----------     ----------     ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.18)         (0.16)         (0.09)            (0.15)
  From net realized gains                                           -              -          (0.06)                -
                                                           ----------     ----------     ----------      ------------
       Total distributions                                      (0.18)         (0.16)         (0.15)            (0.15)
                                                           ----------     ----------     ----------      ------------
NET ASSET VALUE, END OF PERIOD                             $    13.70     $    10.82     $    14.13      $      16.26
                                                           ==========     ==========     ==========      ============
TOTAL RETURN(a)                                                 28.31%        (22.29)%       (12.18)%           (8.63)%**

  RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $  188,869     $  125,942     $   74,636      $     56,998
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        0.33%          0.33%          0.34%             0.34%*
    After expense waiver##                                       0.25%          0.26%          0.29%             0.29%*
  Net investment income to average daily net assets              1.56%          1.37%          1.08%             1.10%*
  Portfolio turnover rate                                           5%             6%             5%                3%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 2000.
  ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

                                                                                 CLASS III
                                                                                 ---------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                            12/31/03       12/31/02       12/31/01        12/31/00+
                                                           ----------     ----------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.80     $    14.10     $    16.27      $      17.96
                                                           ----------     ----------     ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.20***        0.18***        0.19***           0.15***
  Net realized and unrealized gain (loss) on investments         2.86          (3.31)         (2.19)            (1.67)
                                                           ----------     ----------     ----------      ------------
       Total income (loss) from investment operations            3.06          (3.13)         (2.00)            (1.52)
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.19)         (0.17)         (0.11)            (0.17)
  From net realized gains                                           -              -          (0.06)                -
                                                           ----------     ----------     ----------      ------------
       Total distributions                                      (0.19)         (0.17)         (0.17)            (0.17)
                                                           ----------     ----------     ----------      ------------
NET ASSET VALUE, END OF PERIOD                             $    13.67     $    10.80     $    14.10      $      16.27
                                                           ==========     ==========     ==========      ============
TOTAL RETURN(a)                                                 28.38%        (22.18)%       (12.30)%           (8.50)%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $  137,646     $  115,070     $  154,588      $     34,111
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        0.19%          0.19%          0.20%             0.20%*
    After expense waiver##                                       0.14%          0.14%          0.15%             0.15%*
  Net investment income to average daily net assets              1.67%          1.46%          1.32%             1.25%*
  Portfolio turnover rate                                           5%             6%             5%                3%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003.
  (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve total returns
OBJECTIVE OF THE MML     that slightly exceed those of the S&P 500 Index over
ENHANCED INDEX CORE      the long term, while maintaining a risk profile similar
EQUITY FUND?             to that of the Index. The Fund invests primarily in a
                         diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 27.19%, underperforming the 28.67%
                         return for the S&P 500 Index, a market
                         capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE             The equity market rally that began in March 2003
INVESTMENT BACKGROUND    continued in the third quarter, fueled by positive
DURING THE PERIOD?       corporate earnings reports and largely favorable
                         economic indicators. As has been the case for much of 2003, the third quarter saw investors continuing to embrace market risk, small-cap stocks and growth investing. This resulted in an environment in which small caps continued to outperform large caps by a wide margin and economically sensitive sectors outpaced sectors associated with low risk in almost all equity market indexes. This trend continued into the fourth quarter. For the full year, small-cap stocks led the U.S. equity market, outperforming large caps by approximately 20%. During 2003, investments in higher-risk stocks with exposure to the economic cycle generated the highest returns in all investment styles, most notably in the small-cap space.

WHAT FACTORS             Those stocks that suffered the most during the bear
CONTRIBUTED TO THE       market, such as technology issues, rebounded strongly
FUND'S PERFORMANCE?      in 2003. Additionally, economically sensitive sectors
                         including producer durables and materials & processing, which were once denounced as "old economy," also had a very strong run during the year. Conversely, sectors generally categorized as defensive, such as utilities, consumer staples and health care, lagged. The key to outperformance throughout 2003 was to tilt portfolios toward risk factors such as increased exposure to economic growth factors, high risk and low price. As the Fund's investment process does not incorporate macroeconomic bets such as these, it failed to generate value during the period.

                         During the third quarter, the market trend of high-risk stocks (characterized by generally volatile earnings, poor balance sheets, low stock prices and high debt levels) outperforming quality companies prevailed. This hampered the Fund's performance during the period. It is, however, worth noting that the month of September offered encouraging news, as high-risk stocks underperformed their low-risk counterparts by approximately 200 basis points. Detracting from results during the fourth quarter and for the year in all of our investment models was the difficulty, given market conditions, of identifying those stocks most likely to underperform.

WHAT IS YOUR OUTLOOK?    The equity market currently has tremendous momentum and
                         until it is impacted by another force, such as rising bond yields, it will likely remain on its current path.
                         However, it should be noted that this is currently the consensus forecast, and therefore it is likely already priced into the market. In 2004, interest rates could be the big story. If they do not go up much, 2004 could be a big up year for equities. If they rise sharply, the opposite could be true.

                                        MML ENHANCED INDEX CORE EQUITY FUND
                                         LARGEST STOCK HOLDINGS (12/31/03)

                                        Standard and Poor's Depository Receipts
                                        General Electric Co.
                                        Microsoft Corp.
                                        Citigroup, Inc.
                                        Intel Corp.
                                        Pfizer, Inc.
                                        Exxon Mobil Corp.
                                        Wal-Mart Stores, Inc.
                                        Cisco Systems, Inc.
                                        Bank of America Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                 SINCE INCEPTION*
                                ONE YEAR          AVERAGE ANNUAL
                            1/1/03 - 12/31/03    5/2/01 - 12/31/03
MML Enhanced Index Core
Equity Fund                             27.19%               -2.91%

S&P 500 Index                           28.67%               -3.21%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

                     MML ENHANCED INDEX CORE EQUITY FUND   S&P 500 INDEX
5/2/2001                         $   10,000                 $   10,000
12/01                            $    9,292                 $    9,144
12/02                            $    7,267                 $    7,124
12/03                            $    9,242                 $    9,166

* PLEASE NOTE, WHILE THE FUND COMMENCED OPERATIONS ON MAY 1, 2001, IT DID NOT COMMENCE INVESTMENT OPERATIONS UNTIL MAY 2, 2001.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML ENHANCED INDEX CORE EQUITY FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                   -------------   -------------
EQUITIES -- 98.6%

ADVERTISING -- 0.2%
Monster Worldwide, Inc.*                                     100   $       2,196
Omnicom Group, Inc.                                          300          26,199
                                                                   -------------
                                                                          28,395
                                                                   -------------

AEROSPACE & DEFENSE -- 1.8%
Boeing Co.                                                 1,700          71,638
General Dynamics Corp.                                       300          27,117
Goodrich Corp.                                             1,700          50,473
Honeywell
  International, Inc.                                      1,100          36,773
Lockheed Martin Corp.                                        200          10,280
Northrop Grumman Corp.                                       200          19,120
Raytheon Co.                                                 100           3,004
Rockwell Collins, Inc.                                       300           9,009
United Technologies Corp.                                    600          56,862
                                                                   -------------
                                                                         284,276
                                                                   -------------

AIR TRANSPORTATION -- 0.1%
Delta Air Lines, Inc.                                        100           1,181
Southwest Airlines Co.                                     1,200          19,368
                                                                   -------------
                                                                          20,549
                                                                   -------------

APPAREL, TEXTILES & SHOES -- 0.6%
The Gap, Inc.                                              1,300          30,173
Jones Apparel Group, Inc.                                    200           7,046
Limited Brands                                               900          16,227
Liz Claiborne, Inc.                                          200           7,092
Nike, Inc. Cl. B                                             400          27,384
Nordstrom, Inc.                                              100           3,430
Reebok
  International Limited                                      100           3,932
VF Corp.                                                     200           8,648
                                                                   -------------
                                                                         103,932
                                                                   -------------

AUTOMOTIVE & PARTS -- 1.2%
AutoNation, Inc.*                                          2,100          38,577
Cooper Tire & Rubber Co.                                     100           2,138
Delphi Corp.                                               1,900          19,399
Ford Motor Co.                                             3,800          60,800
General Motors Corp.                                         900          48,060
Paccar, Inc.                                                 250          21,280
                                                                   -------------
                                                                         190,254
                                                                   -------------

BANKING, SAVINGS & LOANS -- 11.8%
AmSouth Bancorp                                              500          12,250
Bank of America Corp.                                      2,900         233,247
Bank One Corp.                                             1,500          68,385
BB&T Corp.                                                   200           7,728
Capital One
  Financial Corp.                                            500   $      30,645
Charter One
Financial, Inc.                                              325          11,229
Citigroup, Inc.                                            8,800         427,152
Comerica, Inc.                                               200          11,212
Fannie Mae                                                 2,200         165,132
Fifth Third Bancorp                                          100           5,910
First Tennessee
  National Corp.                                             200           8,820
FleetBoston Financial Corp.                                1,400          61,110
Freddie Mac                                                1,700          99,144
Golden West
  Financial Corp.                                            300          30,957
J.P. Morgan Chase & Co.                                    4,400         161,612
KeyCorp                                                      100           2,932
Marshall and Ilsley Corp.                                    400          15,300
Mellon Financial Corp.                                       500          16,055
National City Corp.                                          900          30,546
Northern Trust Corp.                                         300          13,926
Providian
  Financial Corp.*                                           500           5,820
Regions Financial Corp.                                      300          11,160
SLM Corp.                                                    600          22,608
SouthTrust Corp.                                             500          16,365
State Street Corp.                                           400          20,832
SunTrust Banks, Inc.                                         100           7,150
Synovus Financial Corp.                                      100           2,892
U.S. Bancorp                                               2,600          77,428
Union Planters Corp.                                         100           3,149
Wachovia Corp.                                             3,100         144,429
Washington Mutual, Inc.                                    1,400          56,168
Wells Fargo & Co.                                          1,700         100,113
Zions Bancorp                                                200          12,266
                                                                   -------------
                                                                       1,893,672
                                                                   -------------

BEVERAGES -- 2.2%
Anheuser-Busch
  Companies, Inc.                                          1,000          52,680
The Coca-Cola Co.                                          3,600         182,700
Coca-Cola Enterprises, Inc.                                  600          13,122
Coors (Adolph) Co. Cl. B                                     100           5,610
The Pepsi Bottling
  Group, Inc.                                                300           7,254
PepsiCo, Inc.                                              2,030          94,639
                                                                   -------------
                                                                         356,005
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 2.3%
American Greetings
  Corp. Cl. A*                                               200           4,374
Comcast Corp. Cl. A*                                       1,455          47,826
Dow Jones & Co., Inc.                                      1,000   $      49,850
Gannett Co., Inc.                                            200          17,832
Knight Ridder, Inc.                                          100           7,737
The McGraw-Hill
  Companies, Inc.                                            300          20,976
Meredith Corp.                                               100           4,881
New York Times Co. Cl. A                                     200           9,558
Time Warner, Inc.*                                         7,500         134,925
Tribune Co.                                                  100           5,160
Univision Communications,
  Inc. Cl. A*                                                500          19,845
Viacom, Inc. Cl. B                                         1,200          53,256
                                                                   -------------
                                                                         376,220
                                                                   -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.5%
Louisiana-Pacific Corp.*                                   1,300          23,244
Masco Corp.                                                  600          16,446
Vulcan Materials Co.                                         700          33,299
                                                                   -------------
                                                                          72,989
                                                                   -------------

CHEMICALS -- 1.1%
Air Products &
  Chemicals, Inc.                                            100           5,283
Dow Chemical Co.                                           1,400          58,198
Du Pont (E.I.)
  de Nemours & Co.                                           700          32,123
Engelhard Corp.                                              100           2,995
Hercules, Inc.*                                              200           2,440
International Flavors &
  Fragrances, Inc.                                           100           3,492
Monsanto Co.                                               1,500          43,170
PPG Industries, Inc.                                         200          12,804
Praxair, Inc.                                                200           7,640
Rohm & Haas Co.                                              300          12,813
                                                                   -------------
                                                                         180,958
                                                                   -------------

COMMERCIAL SERVICES -- 2.1%
Allied Waste Industries, Inc.*                               400           5,552
Apollo Group, Inc. Cl. A*                                    300          20,400
Block (H&R), Inc.                                            800          44,296
Cendant Corp.*                                             2,900          64,583
Concord EFS, Inc.*                                         1,500          22,260
Convergys Corp.*                                           2,200          38,412
Donnelley (R.R.) &
  Sons Co.                                                   200           6,030
Ecolab, Inc.                                                 200           5,474
Equifax, Inc.                                                300           7,350
Fluor Corp.                                                  700          27,748
Moody's Corp.                                                500          30,275
Paychex, Inc.                                                700          26,040
PerkinElmer, Inc.                                          1,400          23,898

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                     ---------        -------
Quest Diagnostics, Inc.*                                     100   $       7,311
Ryder System, Inc.                                           100           3,415
                                                                   -------------
                                                                         333,044
                                                                   -------------

COMMUNICATIONS -- 2.0%
ADC
  Telecommunications, Inc.*                                3,900          11,583
Andrew Corp.*                                              1,000          11,510
Avaya, Inc.*                                                 900          11,646
Ciena Corp.*                                                 600           3,984
Citizens
  Communications Co.*                                        400           4,968
Lucent Technologies, Inc.*                                 5,500          15,620
Network Appliance, Inc.*                                     900          18,477
Nextel Communications,
  Inc. Cl. A*                                              1,500          42,090
Qualcomm, Inc.                                             1,100          59,323
SBC Communications, Inc.                                   4,800         125,136
Scientific-Atlanta, Inc.                                     700          19,110
Tellabs, Inc.*                                               500           4,215
                                                                   -------------
                                                                         327,662
                                                                   -------------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                             4,000          56,280
                                                                   -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.2%
Autodesk, Inc.                                               200           4,916
Computer Sciences Corp.*                                     200           8,846
Teradyne, Inc.*                                              200           5,090
Unisys Corp.*                                                400           5,940
                                                                   -------------
                                                                          24,792
                                                                   -------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                   100           4,864
                                                                   -------------

COMPUTERS & INFORMATION -- 3.6%
Apple Computer, Inc.*                                        500          10,685
Cisco Systems, Inc.*                                      10,383         252,203
Comverse Technology, Inc.*                                   300           5,277
Dell, Inc.*                                                4,600         156,216
EMC Corp.*                                                 3,800          49,096
Gateway, Inc.*                                             2,500          11,500
International
  Game Technology                                            800          28,560
Jabil Circuit, Inc.*                                         300           8,490
Lexmark International, Inc.*                                 400          31,456
Solectron Corp.*                                           2,300          13,593
Symbol Technologies, Inc.                                    300           5,067
                                                                   -------------
                                                                         572,143
                                                                   -------------

COMPUTERS & OFFICE EQUIPMENT -- 2.3%
Electronic Data
  Systems Corp.                                              700          17,178
Hewlett-Packard Co.                                        4,454         102,308
International Business
  Machines Corp.                                           2,500   $     231,700
Pitney Bowes, Inc.                                           300          12,186
                                                                   -------------
                                                                         363,372
                                                                   -------------

CONTAINERS -- 0.3%
Ball Corp.                                                   100           5,957
Pactiv Corp.*                                                200           4,780
Sealed Air Corp.*                                            400          21,656
Temple-Inland, Inc.                                          300          18,801
                                                                   -------------
                                                                          51,194
                                                                   -------------

COSMETICS & PERSONAL CARE -- 2.2%
Alberto-Culver Co. Cl. B                                     100           6,308
Avon Products, Inc.                                          400          26,996
Colgate-Palmolive Co.                                        400          20,020
The Gillette Co.                                           1,600          58,768
Kimberly-Clark Corp.                                         700          41,363
The Procter & Gamble Co.                                   2,000         199,760
                                                                   -------------
                                                                         353,215
                                                                   -------------

DATA PROCESSING & PREPARATION -- 0.7%
Automatic Data
  Processing, Inc.                                           800          31,688
Deluxe Corp.                                                 500          20,665
First Data Corp.                                             700          28,763
Fiserv, Inc.*                                                250           9,877
IMS Health, Inc.                                             300           7,458
NCR Corp.*                                                   400          15,520
                                                                   -------------
                                                                         113,971
                                                                   -------------

ELECTRIC UTILITIES -- 2.2%
Ameren Corp.                                                 200           9,200
American Electric Power Co.                                  500          15,255
CenterPoint Energy, Inc.                                     800           7,752
Cinergy Corp.                                                200           7,762
Consolidated Edison, Inc.                                    200           8,602
Constellation Energy
  Group, Inc.                                                200           7,832
Dominion Resources, Inc.                                     300          19,149
DTE Energy Co.                                               200           7,880
Duke Energy Corp.                                            700          14,315
Edison International*                                      2,400          52,632
Entergy Corp.                                                400          22,852
Exelon Corp.                                                 700          46,452
FirstEnergy Corp.                                            200           7,040
FPL Group, Inc.                                              200          13,084
NiSource, Inc.                                               300           6,582
PG&E Corp.*                                                  500          13,885
PPL Corp.                                                    300          13,125
Progress Energy, Inc.                                        100           4,526
Public Service Enterprise
  Group, Inc.                                                300          13,140
Southern Co.                                               1,500          45,375
Teco Energy, Inc.                                            200   $       2,882
TXU Corp.                                                    500          11,860
                                                                   -------------
                                                                         351,182
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.5%
Advanced Micro
  Devices, Inc.*                                             800          11,920
Altera Corp.*                                                800          18,160
American Power
  Conversion Corp.                                           300           7,335
Analog Devices, Inc.                                         500          22,825
Applied Micro
  Circuits Corp.*                                            500           2,990
Broadcom Corp. Cl. A*                                        400          13,636
Emerson Electric Co.                                         800          51,800
General Electric Co.                                      14,900         461,602
Intel Corp.                                               11,300         363,860
JDS Uniphase Corp.*                                        1,300           4,745
Johnson Controls, Inc.                                       200          23,224
Kla-Tencor Corp.*                                            200          11,734
Linear Technology Corp.                                      400          16,828
LSI Logic Corp.*                                             600           5,322
Maxim Integrated
  Products, Inc.                                             400          19,920
Micron Technology, Inc.*                                     800          10,776
Molex, Inc.                                                  200           6,978
National
  Semiconductor Corp.*                                       400          15,764
PMC-Sierra, Inc.*                                            200           4,030
Qlogic Corp.*                                                300          15,480
Rockwell Automation, Inc.                                    300          10,680
Sanmina-SCI Corp.*                                           900          11,349
Texas Instruments, Inc.                                    2,500          73,450
Xilinx, Inc.*                                                500          19,370
                                                                   -------------
                                                                       1,203,778
                                                                   -------------

ENERGY -- 6.2%
Amerada Hess Corp.                                           200          10,634
Anadarko Petroleum Corp.                                     400          20,404
Apache Corp.                                                 147          11,922
Burlington Resources, Inc.                                   300          16,614
ChevronTexaco Corp.                                        2,162         186,775
ConocoPhillips                                             1,847         121,108
Devon Energy Corp.                                           700          40,082
EOG Resources, Inc.                                          100           4,617
Exxon Mobil Corp.                                          8,600         352,600
Halliburton Co.                                              700          18,200
Kerr-McGee Corp.                                             200           9,298
KeySpan Corp.                                                200           7,360
Kinder Morgan, Inc.                                          200          11,820
Marathon Oil Corp.                                           500          16,545
Nabors Industries Limited*                                   200           8,300
Nicor, Inc.                                                  100           3,404
Noble Corp.*                                                 100           3,578

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                     ---------        -------
Occidental Petroleum Corp.                                   400   $      16,896
Peoples Energy Corp.                                         100           4,204
Schlumberger Limited                                       1,200          65,664
Sempra Energy                                                400          12,024
Sunoco, Inc.                                                 400          20,460
Unocal Corp.                                                 300          11,049
The Williams
  Companies, Inc.                                          1,700          16,694
Xcel Energy, Inc.                                            500           8,490
                                                                   -------------
                                                                         998,742
                                                                   -------------

ENTERTAINMENT & LEISURE -- 0.5%
Brunswick Corp.                                              200           6,366
Harrah's
  Entertainment, Inc.                                        100           4,977
The Walt Disney Co.                                        3,200          74,656
                                                                   -------------
                                                                          85,999
                                                                   -------------

FINANCIAL SERVICES -- 7.6%
American Express Co.                                       1,000          48,230
Apartment Investment &
  Management Co. Cl. A                                       100           3,450
Bear Stearns
  Companies, Inc.                                            400          31,980
Countrywide Financial Corp.                                  533          40,428
Franklin Resources, Inc.                                     300          15,618
The Goldman Sachs
  Group, Inc.                                                700          69,111
Huntington
  Bancshares, Inc.                                           300           6,750
Lehman Brothers
  Holdings, Inc.                                             500          38,610
MBNA Corp.                                                 2,550          63,368
Merrill Lynch & Co., Inc.                                  1,400          82,110
Morgan Stanley                                             1,800         104,166
PNC Financial Services
  Group, Inc.                                                400          21,892
Price (T. Rowe)
  Group, Inc.                                                100           4,741
ProLogis Trust                                               200           6,418
The Schwab
  (Charles) Corp.                                          1,800          21,312
Simon Property
  Group, Inc.                                                300          13,902
Standard and Poor's
  Depository Receipts                                      5,900         656,611
                                                                   -------------
                                                                       1,228,697
                                                                   -------------

FOODS -- 1.5%
Archer-Daniels-Midland Co.                                 1,330          20,243
Campbell Soup Co.                                            400          10,720
ConAgra Foods, Inc.                                          300           7,917
General Mills, Inc.                                          400          18,120
Heinz (H. J.) Co.                                            500          18,215
Hershey Foods Corp.                                          200          15,398
Kellogg Co.                                                  700   $      26,656
The Kroger Co.*                                            1,100          20,361
McCormick & Co., Inc.                                        100           3,010
Sara Lee Corp.                                               900          19,539
Starbucks Corp.*                                             100           3,306
SuperValu, Inc.                                              200           5,718
Sysco Corp.                                                1,600          59,568
Wrigley (Wm.) Jr. Co.                                        300          16,863
                                                                   -------------
                                                                         245,634
                                                                   -------------

FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                          100           3,286
Georgia-Pacific Corp.                                        700          21,469
International Paper Co.                                      400          17,244
MeadWestvaco Corp.                                           300           8,925
Plum Creek Timber
  Co., Inc.                                                  100           3,045
Weyerhaeuser Co.                                             300          19,200
                                                                   -------------
                                                                          73,169
                                                                   -------------

HEALTHCARE -- 0.6%
Express Scripts, Inc.*                                       100           6,643
Humana, Inc.*                                                300           6,855
Manor Care, Inc.                                             100           3,457
UnitedHealth Group, Inc.                                     800          46,544
Wellpoint Health
  Networks, Inc.*                                            300          29,097
                                                                   -------------
                                                                          92,596
                                                                   -------------

HOME CONSTRUCTION, FURNISHINGS &
APPLIANCES -- 0.4%
Centex Corp.                                                 100          10,765
KB Home                                                      100           7,252
Maytag Corp.                                                 100           2,785
Pulte Homes, Inc.                                            400          37,448
Whirlpool Corp.                                              100           7,265
                                                                   -------------
                                                                          65,515
                                                                   -------------

HOUSEHOLD PRODUCTS -- 0.7%
Black & Decker Corp.                                         600          29,592
The Clorox Co.                                               300          14,568
Corning, Inc.*                                             2,700          28,161
Fortune Brands, Inc.                                         200          14,298
Newell Rubbermaid, Inc.                                      100           2,277
Sherwin-Williams Co.                                         500          17,370
Snap-On, Inc.                                                100           3,224
The Stanley Works                                            100           3,787
                                                                   -------------
                                                                         113,277
                                                                   -------------

INDUSTRIAL - DIVERSIFIED -- 1.9%
3M Co.                                                     1,100          93,533
Cooper Industries
  Limited Cl. A                                              200          11,586
Danaher Corp.                                                200          18,350
Eaton Corp.                                                  200   $      21,596
Illinois Tool Works, Inc.                                    400          33,564
ITT Industries, Inc.                                         100           7,421
Textron, Inc.                                                800          45,648
Tyco International Limited                                 2,728          72,292
                                                                   -------------
                                                                         303,990
                                                                   -------------

INFORMATION RETRIEVAL SERVICES -- 0.3%
Yahoo!, Inc.*                                                900          40,653
                                                                   -------------

INSURANCE -- 4.5%
ACE Limited                                                  400          16,568
Aetna, Inc.                                                  400          27,032
AFLAC, Inc.                                                  700          25,326
Allstate Corp.                                             1,100          47,322
Ambac Financial
  Group, Inc.                                                200          13,878
American International
  Group, Inc.                                              2,789         184,855
Anthem, Inc.*                                                200          15,000
Aon Corp.                                                    400           9,576
Chubb Corp.                                                  300          20,430
Cigna Corp.                                                  500          28,750
Cincinnati Financial Corp.                                   200           8,376
The Hartford Financial
  Services Group, Inc.                                       200          11,806
Jefferson-Pilot Corp.                                        200          10,130
John Hancock Financial
  Services, Inc.                                             500          18,750
Lincoln National Corp.                                     1,000          40,370
Loews Corp.                                                  100           4,945
Marsh & McLennan
  Companies, Inc.                                            200           9,578
MBIA, Inc.                                                   300          17,769
Metlife, Inc.                                              1,500          50,505
Principal Financial
  Group, Inc.                                                700          23,149
Progressive Corp.                                            300          25,077
Prudential Financial, Inc.                                 1,100          45,947
Safeco Corp.                                                 200           7,786
The St. Paul
  Companies, Inc.                                            300          11,895
Torchmark Corp.                                              200           9,108
Travelers Property
  Casualty Corp. Cl. B                                     1,500          25,455
UnumProvident Corp.                                          500           7,885
XL Capital Limited Cl. A                                     100           7,755
                                                                   -------------
                                                                         725,023
                                                                   -------------

LODGING -- 0.3%
Hilton Hotels Corp.                                          600          10,278
Marriott International,
  Inc. Cl. A                                                 300          13,860

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                     ---------        -------
Starwood Hotels & Resorts
  Worldwide, Inc.                                            600   $      21,582
                                                                   -------------
                                                                          45,720
                                                                   -------------

MACHINERY & COMPONENTS -- 0.5%
Baker Hughes, Inc.                                           100           3,216
Caterpillar, Inc.                                            100           8,302
Cummins, Inc.                                                100           4,894
Deere & Co.                                                  300          19,515
Dover Corp.                                                  300          11,925
Ingersoll-Rand Co. Cl. A                                     300          20,364
Pall Corp.                                                   200           5,366
Parker-Hannifin Corp.                                        100           5,950
                                                                   -------------
                                                                          79,532
                                                                   -------------

MANUFACTURING -- 0.3%
Applied Materials, Inc.*                                   2,200          49,390
                                                                   -------------

MEDICAL SUPPLIES -- 2.0%
Agilent Technologies, Inc.*                                  700          20,468
Allergan, Inc.                                               100           7,681
Applied Biosystems
  Group-Applera Corp.                                        200           4,142
Bard (C.R.), Inc.                                            200          16,250
Bausch & Lomb, Inc.                                          500          25,950
Baxter International, Inc.                                   800          24,416
Becton, Dickinson & Co.                                      500          20,570
Biomet, Inc.                                                 100           3,641
Boston Scientific Corp.*                                     800          29,408
Guidant Corp.                                                900          54,180
Medtronic, Inc.                                            1,300          63,193
St. Jude Medical, Inc.*                                      200          12,270
Stryker Corp.                                                300          25,503
Tektronix, Inc.                                              200           6,320
Thermo Electron Corp.*                                       200           5,040
Waters Corp.*                                                100           3,316
Zimmer Holdings, Inc.*                                       100           7,040
                                                                   -------------
                                                                         329,388
                                                                   -------------

METALS & MINING -- 0.4%
Alcoa, Inc.                                                  900          34,200
Crane Co.                                                    100           3,074
Freeport-McMoRan
  Copper & Gold, Inc. Cl. B                                  200           8,426
Newmont Mining Corp.                                         500          24,305
                                                                   -------------
                                                                          70,005
                                                                   -------------

PHARMACEUTICALS -- 8.4%
Abbott Laboratories                                        2,300         107,180
AmerisourceBergen Corp.                                      100           5,615
Amgen, Inc.*                                               1,820         112,476
Bristol-Myers Squibb Co.                                   2,900          82,940
Cardinal Health, Inc.                                        100           6,116
Eli Lilly & Co.                                            1,200          84,396
Genzyme Corp.*                                               300   $      14,802
Johnson & Johnson                                          4,496         232,263
King
  Pharmaceuticals, Inc.*                                   2,466          37,631
McKesson Corp.                                             1,000          32,160
Medco Health
  Solutions, Inc.*                                           373          12,678
Medimmune, Inc.*                                             300           7,620
Merck & Co., Inc.                                          3,300         152,460
Pfizer, Inc.                                              10,000         353,300
Schering-Plough Corp.                                        200           3,478
Sigma-Aldrich Corp.                                          100           5,718
Watson
  Pharmaceutical, Inc.*                                      200           9,200
Wyeth                                                      2,100          89,145
                                                                   -------------
                                                                       1,349,178
                                                                   -------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                            400          10,268
                                                                   -------------
PREPACKAGED SOFTWARE -- 4.6%
Adobe Systems, Inc.                                          600          23,580
BMC Software, Inc.*                                          500           9,325
Citrix Systems, Inc.*                                        800          16,968
Computer Associates
  International, Inc.                                        900          24,606
Compuware Corp.*                                             500           3,020
Electronic Arts, Inc.*                                       200           9,556
Intuit, Inc.*                                                200          10,582
Microsoft Corp.                                           16,100         443,394
Novell, Inc.*                                                500           5,260
Oracle Corp.*                                              7,300          96,360
Peoplesoft, Inc.*                                            600          13,680
Siebel Systems, Inc.*                                        600           8,322
SunGard Data Systems, Inc.*                                  400          11,084
Symantec Corp.*                                              800          27,720
Veritas Software Corp.*                                      900          33,444
                                                                   -------------
                                                                         736,901
                                                                   -------------

REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                           600          17,190
Equity Residential                                           300           8,853
                                                                   -------------
                                                                          26,043
                                                                   -------------
RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                                     250           5,260
McDonald's Corp.                                           2,800          69,524
Wendy's International, Inc.                                  100           3,924
Yum! Brands, Inc.*                                           400          13,760
                                                                   -------------
                                                                          92,468
                                                                   -------------

RETAIL -- 6.0%
AutoZone, Inc.*                                              400          34,084
Bed Bath & Beyond, Inc.*                                     400    $      17,340
Best Buy Co., Inc.                                           700          36,568
Big Lots, Inc.*                                              200           2,842
Costco Wholesale Corp.*                                      900          33,462
CVS Corp.                                                    800          28,896
Dollar General Corp.                                         700          14,693
Family Dollar Stores, Inc.                                   200           7,176
Federated Department
  Stores, Inc.                                               700          32,991
The Home Depot, Inc.                                       4,400         156,156
J.C. Penney Company, Inc.                                    100           2,628
Lowe's Companies, Inc.                                     1,600          88,624
The May Department
  Stores Co.                                                 400          11,628
RadioShack Corp.                                           1,500          46,020
Sears, Roebuck and Co.                                       400          18,196
Staples, Inc.*                                               800          21,840
Tiffany & Co.                                                200           9,040
TJX Companies, Inc.                                          700          15,435
Toys R Us, Inc.*                                             300           3,792
Walgreen Co.                                               1,400          50,932
Wal-Mart Stores, Inc.                                      6,200         328,910
                                                                   -------------
                                                                         961,253
                                                                   -------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                            500          11,325
Winn-Dixie Stores, Inc.                                      200           1,990
                                                                   -------------
                                                                          13,315
                                                                   -------------

TELEPHONE UTILITIES -- 2.2%
Alltel Corp.                                                 400          18,632
AT&T Corp.                                                 1,800          36,540
BellSouth Corp.                                            4,000         113,200
CenturyTel, Inc.                                             200           6,524
Sprint Corp. (FON Group)                                   2,100          34,482
Sprint Corp. (PCS Group)*                                  1,400           7,868
Verizon
  Communications, Inc.                                     4,100         143,828
                                                                   -------------
                                                                         361,074
                                                                   -------------

TOBACCO -- 1.1%
Altria Group, Inc.                                         3,100         168,702
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                             100           5,815
UST, Inc.                                                    200           7,138
                                                                   -------------
                                                                         181,655
                                                                   -------------

TOYS, GAMES -- 0.2%
Hasbro, Inc.                                               1,600          34,048
                                                                   -------------

TRANSPORTATION -- 1.7%
Burlington Northern
  Santa Fe Corp.                                             500          16,175
Carnival Corp.                                             1,100          43,703
CSX Corp.                                                    100           3,594

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                     ---------        -------
FedEx Corp.                                                  500   $      33,750
Norfolk Southern Corp.                                       100           2,365
Union Pacific Corp.                                          300          20,844
United Parcel Service,
  Inc. Cl. B                                               2,100         156,555
                                                                   -------------
                                                                         276,986
                                                                   -------------

TOTAL EQUITIES
(COST $14,180,569)                                                    15,853,266
                                                                   -------------

                                    PRINCIPAL
                                     AMOUNT
                                    ---------
SHORT-TERM INVESTMENTS -- 1.4%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 12/31/03, 0.72%,
  due 01/02/2004(a)                  $226,636                            226,636
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      226,636
                                                                   -------------

TOTAL INVESTMENTS -- 100.0%
(COST $14,407,205)**                                                  16,079,902

OTHER ASSETS/
(LIABILITIES) -- 0.0%                                                      2,615
                                                                   -------------

NET ASSETS -- 100.0%                                               $  16,082,517
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $226,645. Collateralized by U.S. Government Agency obligation with a rate of 3.875%, maturity date of 07/25/2026 and an aggregate market value, including accrued interest, of $237,967.

    The accompanying notes are an integral part of the financial statements.

             The remainder of this page is intentionally left blank.

MML ENHANCED INDEX CORE EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                              DECEMBER 31, 2003
                                                                              -----------------
ASSETS:
        Investments, at value (cost $14,180,569) (NOTE 2)                     $      15,853,266
        Short-term investments, at amortized cost (NOTE 2)                              226,636
                                                                              -----------------
            Total Investments                                                        16,079,902
        Receivables from:
            Investment adviser (NOTE 3)                                                   2,418
            Fund shares sold                                                                 98
            Interest and dividends                                                       24,880
                                                                              -----------------
                 Total assets                                                        16,107,298
                                                                              -----------------

LIABILITIES:
        Payables for:
            Fund shares repurchased                                                         102
            Directors' fees and expenses (NOTE 3)                                           707
            Affiliates (NOTE 3):
                 Investment management fees                                               7,651
        Accrued expense and other liabilities                                            16,321
                                                                              -----------------
                 Total liabilities                                                       24,781
                                                                              -----------------
        NET ASSETS                                                            $      16,082,517
                                                                              =================

NET ASSETS CONSIST OF:
        Paid-in capital                                                       $      16,570,059
        Distributions in excess of net investment income                                   (475)
        Accumulated net realized loss on investments and futures contracts           (2,159,764)
        Net unrealized appreciation on investments                                    1,672,697
                                                                              -----------------
                                                                              $      16,082,517
                                                                              =================
SHARES OUTSTANDING:                                                                   1,789,474
                                                                              =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:               $            8.99
                                                                              =================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                 YEAR ENDED
                                                                              DECEMBER 31, 2003
                                                                              -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                             $         217,961
        Interest                                                                            512
                                                                              -----------------
                 Total investment income                                                218,473
                                                                              -----------------
EXPENSES:
        Investment management fees (NOTE 3)                                              66,674
        Audit and legal fees                                                             19,106
        Custody fees                                                                      6,616
        Trustee reporting                                                                 2,851
        Directors' fees (NOTE 3)                                                            780
        Shareholder reporting fees                                                          548
                                                                              -----------------
                 Total expenses                                                          96,575
        Expenses waived (NOTE 3)                                                        (16,567)
                                                                              -----------------
                 Net expenses                                                            80,008
                                                                              -----------------
                 NET INVESTMENT INCOME                                                  138,465
                                                                              -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                    (266,503)
            Closed futures contracts                                                      1,720
                                                                              -----------------
                 Net realized loss                                                     (264,783)
                                                                              -----------------
        Net change in unrealized appreciation (depreciation) on investments           3,213,416
                                                                              -----------------
                 NET REALIZED AND UNREALIZED GAIN                                     2,948,633
                                                                              -----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $       3,087,098
                                                                              =================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED           YEAR ENDED
                                                                                        DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                                        -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $         138,465    $          97,180
        Net realized loss on investment transactions and futures contracts                       (264,783)          (1,350,834)
        Net change in unrealized appreciation (depreciation) on investments                     3,213,416           (1,263,929)
                                                                                        -----------------    -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     3,087,098           (2,517,583)
                                                                                        -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                               (138,749)             (96,830)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                            3,467,743            1,720,629
                                                                                        -----------------    -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 6,416,092             (893,784)
NET ASSETS:
        Beginning of year                                                                       9,666,425           10,560,209
                                                                                        -----------------    -----------------
        End of year (including distributions in excess of net investment income of
          $475 and undistributed net investment income of $269, respectively)           $      16,082,517    $       9,666,425
                                                                                        =================    =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                                12/31/03       12/31/02        12/31/01+
                                                               ----------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     7.13     $     9.21     $      10.00
                                                               ----------     ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.08           0.07             0.06***
Net realized and unrealized gain (loss) on investments               1.86          (2.08)           (0.80)
                                                               ----------     ----------     ------------
       Total income (loss) from investment operations                1.94          (2.01)           (0.74)
                                                               ----------     ----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.08)         (0.07)           (0.05)
                                                               ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                                 $     8.99     $     7.13     $       9.21
                                                               ==========     ==========     ============
TOTAL RETURN(a)                                                     27.19%        (21.80)%          (7.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $   16,083     $    9,666     $     10,560
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.80%          0.95%            0.76%*
     After expense waiver#                                           0.66%          0.66%            0.66%*
  Net investment income to average daily net assets                  1.14%          0.96%            0.93%*
  Portfolio turnover rate                                              78%            82%              59%**

*     ANNUALIZED.
**    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve long-term
OBJECTIVE OF THE MML     growth of capital and future income by investing
GROWTH EQUITY FUND?      primarily in a diversified portfolio of equity
                         securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets), using a growth-oriented investment strategy.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 23.02%, underperforming the 28.67%
                         return of the S&P 500 Index, a market
                         capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE             For the third quarter, small-cap stocks outperformed
INVESTMENT BACKGROUND    both mid caps and large caps. During the same period,
DURING THE PERIOD?       growth issues outperformed their value counterparts
                         across all market capitalizations. The landscape was somewhat similar in the fourth quarter, as small caps once again led the markets. This time, however, value stocks outperformed growth issues across all market capitalizations.

WHAT FACTORS             Good relative positioning in the health care and
CONTRIBUTED TO THE       consumer staples sectors provided the largest
FUND'S PERFORMANCE?      contributions to performance during the third quarter.
                         In health care, we were rewarded for maintaining our cautious stance on stocks of major pharmaceutical companies that underperformed. A significant underweighting in the consumer staples sector also helped performance, as the market favored stocks in less defensive areas. Conversely, leisure holdings lost traction during the three months ending September 30, as soft near-term demand for radio advertising buffeted our major holdings. Constraining relative performance was our underweighted position in the technology sector. Worries that weak corporate technology spending and excess capacity would dampen profits abated during the period, as inventories contracted and certain product markets, such as laptop PCs, showed surprising strength.

                         In the fourth quarter, the largest relative contributor to performance was strong stock selection in the industrial goods sector, although strength in the leisure sector also was a positive factor. Although advertising spending was lackluster throughout the majority of 2003, bookings began to improve during the month of December, sending many of our holdings among advertising-sensitive media franchises higher. The largest detractor during the fourth quarter came from several underperforming stocks in the technology sector. Other detractors included several underperforming holdings in transportation, utilities and communications, and retailing.

WHAT IS YOUR OUTLOOK?    Our bottom-up stock selection process resulted in
                         continued emphasis on opportunities in technology, leisure, and financial services during the quarter. In technology, we are primarily positioned in industry leaders that we believe can generate strong but sustainable earnings growth and that should benefit from a continued improvement in corporate spending on technology items into 2004. In leisure, we continue to own many of the media franchises that we believe should benefit from increased advertising spending and an improving economy, particularly next year with a U.S.
                         presidential election and the 2004 Olympics in Greece.
                         And finally, in financials, we are invested in the brokers and asset managers that we believe stand to benefit from a continued recovery in investment banking revenues as merger and acquisition and IPO activity improves.

                                                MML GROWTH EQUITY FUND
                                           LARGEST STOCK HOLDINGS (12/31/03)

                                        Microsoft Corp.
                                        Cisco Systems, Inc.
                                        Pfizer, Inc.
                                        General Electric Co.
                                        Johnson & Johnson
                                        Tyco International Limited
                                        American International Group, Inc.
                                        Dell, Inc.
                                        Intel Corp.
                                        Citigroup, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                        SINCE INCEPTION
                                       ONE YEAR          AVERAGE ANNUAL
                                  1/1/03 - 12/31/03    5/3/99 - 12/31/03
MML Growth Equity Fund                 23.02%               -4.47%

S&P 500 Index                          28.67%               -2.43%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

         MML GROWTH EQUITY FUND    S&P 500 INDEX
5/3/99         $ 10,000              $ 10,000
 12/99         $ 13,010              $ 11,100
 12/00         $ 12,159              $ 10,090
 12/01         $  9,096              $  8,892
 12/02         $  6,567              $  6,928
 12/03         $  8,078              $  8,913

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                   -------------   -------------
EQUITIES -- 97.2%

ADVERTISING -- 0.7%
Getty Images, Inc.*                                          700   $      35,091
Lamar Advertising Co.*                                     2,000          74,640
Monster Worldwide, Inc.*                                   1,400          30,744
                                                                   -------------
                                                                         140,475
                                                                   -------------

AEROSPACE & DEFENSE -- 0.1%
Honeywell International, Inc.                                100           3,343
Lockheed Martin Corp.                                        400          20,560
                                                                   -------------
                                                                          23,903
                                                                   -------------

AIR TRANSPORTATION -- 0.9%
JetBlue Airways Corp.*                                       940          24,929
Southwest Airlines Co.                                    10,850         175,119
                                                                   -------------
                                                                         200,048
                                                                   -------------

APPAREL, TEXTILES & SHOES -- 1.5%
Coach, Inc.*                                               1,970          74,367
Hot Topic, Inc.*                                             800          23,568
Nike, Inc. Cl. B                                           2,140         146,504
Reebok International Limited                               1,800          70,776
                                                                   -------------
                                                                         315,215
                                                                   -------------

AUTOMOTIVE & PARTS -- 0.5%
Bayerische Motoren Werke AG                                  800          37,084
Harley-Davidson, Inc.                                      1,600          76,048
                                                                   -------------
                                                                         113,132
                                                                   -------------

BANKING, SAVINGS & LOANS -- 4.5%
Bank of New York Co., Inc.                                 5,000         165,600
Citigroup, Inc.                                            7,800         378,612
Fannie Mae                                                 2,700         202,662
Mellon Financial Corp.                                     1,100          35,321
Northern Trust Corp.                                       1,430          66,381
SLM Corp.                                                  2,940         110,779
                                                                   -------------
                                                                         959,355
                                                                   -------------

BEVERAGES -- 1.2%
Anheuser-Busch Companies, Inc.                               740          38,983
PepsiCo, Inc.                                              4,660         217,249
                                                                   -------------
                                                                         256,232
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 8.3%
Citadel Broadcasting Corp.*                                  200           4,474
Clear Channel Communications, Inc.                         5,950         278,638
Comcast Corp. Cl. A*                                       7,738         254,348
Cox Communications, Inc. Cl. A*                              800   $      27,560
Entercom Communications Corp.*                               500          26,480
InterActive Corp.*                                         7,240         245,653
Liberty Media Corp. Cl. A*                                 6,200          73,718
New York Times Co. Cl. A                                   1,200          57,348
News Corp. Limited Sponsored ADR (Australia)               2,170          78,337
Time Warner, Inc.*                                        15,350         276,147
Univision Communications, Inc. Cl. A*                      1,500          59,535
Viacom, Inc. Cl. B                                         7,444         330,365
Westwood One, Inc.*                                        2,200          75,262
                                                                   -------------
                                                                       1,787,865
                                                                   -------------

CHEMICALS -- 0.3%
Air Products & Chemicals, Inc.                             1,000          52,830
Georgia Gulf Corp.                                           100           2,888
                                                                   -------------
                                                                          55,718
                                                                   -------------

COMMERCIAL SERVICES -- 2.1%
Accenture Limited Cl. A*                                   2,640          69,485
Akamai Technologies, Inc.*                                 3,400          36,550
Apollo Group, Inc. Cl. A*                                  1,070          72,760
Career Education Corp.*                                    1,640          65,715
Cendant Corp.*                                               500          11,135
eBay, Inc.*                                                2,890         186,665
Manpower, Inc.                                               100           4,708
Waste Management, Inc.                                       100           2,960
                                                                   -------------
                                                                         449,978
                                                                   -------------

COMMUNICATIONS -- 2.8%
Andrew Corp.*                                                800           9,208
EchoStar Communications Corp. Cl. A*                       6,400         217,600
Juniper Networks, Inc.*                                    1,100          20,548
L-3 Communications Holdings, Inc.*                           100           5,136
Nextel Communications, Inc. Cl. A*                         3,140          88,108
Nokia Oyj Sponsored ADR (Finland)                          3,890          66,130
Nortel Networks Corp.*                                    15,800          66,834
NTL, Inc.*                                                   800          55,800
Qualcomm, Inc.                                             1,300          70,109
                                                                   -------------
                                                                         599,473
                                                                   -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.6%
Avid Technology, Inc.*                                       500          24,000
Cadence Design Systems, Inc.*                              3,520          63,290
NetScreen Technologies, Inc.*                                400           9,900
Synopsys, Inc.*                                              900   $      30,384
                                                                   -------------
                                                                         127,574
                                                                   -------------

COMPUTER PROGRAMMING SERVICES -- 0.6%
Mercury Interactive Corp.*                                 2,800         136,192
                                                                   -------------

COMPUTER RELATED SERVICES -- 0.1%
Manhattan Associates, Inc.*                                  500          13,820
                                                                   -------------

COMPUTERS & INFORMATION -- 5.9%
Apple Computer, Inc.*                                      1,540          32,910
Cisco Systems, Inc.*                                      30,020         729,186
Dell, Inc.*                                               11,410         387,484
EMC Corp.*                                                 2,300          29,716
Foundry Networks, Inc.*                                    1,300          35,568
International Game Technology                              1,300          46,410
Zebra Technologies Corp. Cl. A*                               60           3,982
                                                                   -------------
                                                                       1,265,256
                                                                   -------------

COMPUTERS & OFFICE EQUIPMENT -- 1.4%
Hewlett-Packard Co.                                          500          11,485
International Business Machines Corp.                      3,220         298,430
                                                                   -------------
                                                                         309,915
                                                                   -------------

CONTAINERS -- 0.0%
Smurfit-Stone Container Corp.                                400           7,428
                                                                   -------------

COSMETICS & PERSONAL CARE -- 2.0%
Avon Products, Inc.                                        2,570         173,449
Colgate-Palmolive Co.                                      2,580         129,129
The Procter & Gamble Co.                                   1,280         127,846
                                                                   -------------
                                                                         430,424
                                                                   -------------

DATA PROCESSING & PREPARATION -- 1.0%
Affiliated Computer Services, Inc. Cl. A*                  1,400          76,244
The BISYS Group, Inc.*                                       800          11,904
First Data Corp.                                             800          32,872
Fiserv, Inc.*                                              2,340          92,453
                                                                   -------------
                                                                         213,473
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 10.7%
Agere Systems, Inc. Cl. B*                                 2,300           6,670
Amphenol Corp. Cl. A*                                        400          25,572
Analog Devices, Inc.                                       5,800         264,770
Emerson Electric Co.                                         590          38,203
Flextronics International Limited*                         3,100          46,004
General Electric Co.                                      15,390         476,782

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                   -------------   -------------
Intel Corp.                                               11,870   $     382,214
Linear Technology Corp.                                    1,500          63,105
Marvell Technology Group Limited*                          2,900         109,997
Maxim Integrated Products, Inc.                            1,470          73,206
Microchip Technology, Inc.                                 3,720         124,099
Molex, Inc.                                                1,400          48,846
Novellus Systems, Inc.*                                    2,500         105,125
PMC-Sierra, Inc.*                                          1,900          38,285
Rockwell Automation, Inc.                                    900          32,040
STMicroelectronics NV NY Shares                              200           5,402
Taiwan Semiconductor Manufacturing Co. Limited
  Sponsored ADR (Taiwan)*                                  7,314          74,895
Texas Instruments, Inc.                                    7,800         229,164
Xilinx, Inc.*                                              4,200         162,708
                                                                   -------------
                                                                       2,307,087
                                                                   -------------

ENERGY -- 0.3%
BJ Services Co.*                                           1,300          46,670
GlobalSantaFe Corp.                                          500          12,415
Noble Corp.*                                                 400          14,312
                                                                   -------------
                                                                          73,397
                                                                   -------------

ENTERTAINMENT & LEISURE -- 0.1%
The Walt Disney Co.                                          540          12,598
                                                                   -------------

FINANCIAL SERVICES -- 4.4%
American Express Co.                                       6,670         321,694
The Goldman Sachs Group, Inc.                              1,000          98,730
MBNA Corp.                                                 8,000         198,800
Merrill Lynch & Co., Inc.                                  2,580         151,317
Morgan Stanley                                             2,450         141,782
The Schwab (Charles) Corp.                                 3,100          36,704
                                                                   -------------
                                                                         949,027
                                                                   -------------

FOODS -- 0.1%
Sysco Corp.                                                  470          17,498
                                                                   -------------

HEALTHCARE -- 0.7%
Caremark Rx, Inc.*                                         3,950         100,054
HCA, Inc.                                                  1,100          47,256
Tenet Healthcare Corp.*                                      400           6,420
                                                                   -------------
                                                                         153,730
                                                                   -------------

HOUSEHOLD PRODUCTS -- 0.6%
The Clorox Co.                                             1,000          48,560
Corning, Inc.*                                             8,100          84,483
                                                                   -------------
                                                                         133,043
                                                                   -------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                        600   $      28,434
                                                                   -------------

INDUSTRIAL - DIVERSIFIED -- 4.6%
3M Co.                                                     2,210         187,916
Cooper Industries Limited Cl. A                              500          28,965
Danaher Corp.                                              1,380         126,615
Eaton Corp.                                                  600          64,788
Illinois Tool Works, Inc.                                  1,340         112,439
Tyco International Limited                                17,380         460,570
                                                                   -------------
                                                                         981,293
                                                                   -------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                700          31,619
                                                                   -------------

INSURANCE -- 2.9%
ACE Limited                                                1,200          49,704
American International Group, Inc.                         6,500         430,820
The Hartford Financial Services Group, Inc.                1,300          76,739
Marsh & McLennan Companies, Inc.                             500          23,945
UnumProvident Corp.                                        1,700          26,809
XL Capital Limited Cl. A                                     300          23,265
                                                                   -------------
                                                                         631,282
                                                                   -------------

INTERNET CONTENT -- 0.2%
BEA Systems, Inc.*                                         2,820          34,686
                                                                   -------------

LODGING -- 0.3%
Hilton Hotels Corp.                                        2,340          40,084
Starwood Hotels & Resorts Worldwide, Inc.                    600          21,582
                                                                   -------------
                                                                          61,666
                                                                   -------------

MACHINERY & COMPONENTS -- 0.3%
Parker-Hannifin Corp.                                        400          23,800
Smith International, Inc.*                                 1,240          51,485
                                                                   -------------
                                                                          75,285
                                                                   -------------

MANUFACTURING -- 0.0%
Applied Materials, Inc.*                                     300           6,735
                                                                   -------------

MEDICAL SUPPLIES -- 4.0%
Allergan, Inc.                                               600          46,086
Applied Biosystems Group-Applera Corp.                     1,600          33,136
Bard (C.R.), Inc.                                          1,000          81,250
Baxter International, Inc.                                 3,100          94,612
Biomet, Inc.                                               2,430          88,476
CTI Molecular Imaging, Inc.*                                 400           6,764
Edwards Lifesciences Corp.*                                  100           3,008
Guidant Corp.                                              2,480   $     149,296
Medtronic, Inc.                                            3,920         190,551
Thermo Electron Corp.*                                     2,600          65,520
Zimmer Holdings, Inc.*                                     1,280          90,112
                                                                   -------------
                                                                         848,811
                                                                   -------------

METALS & MINING -- 0.2%
BHP Billiton Limited Sponsored ADR (Australia)             2,170          39,624
                                                                   -------------

PHARMACEUTICALS -- 12.6%
Abbott Laboratories                                        4,600         214,360
Alcon, Inc.                                                  970          58,724
AmerisourceBergen Corp.                                      470          26,391
Amgen, Inc.*                                               3,260         201,468
AstraZeneca PLC                                               70           3,358
Cardinal Health, Inc.                                      2,380         145,561
Eli Lilly & Co.                                              870          61,187
Forest Laboratories, Inc.*                                 1,100          67,980
Genentech, Inc.*                                             190          17,778
Genzyme Corp.*                                             3,900         192,426
Gilead Sciences, Inc.*                                     4,600         267,444
Invitrogen Corp.*                                            440          30,800
Johnson & Johnson                                          9,020         465,973
Novartis AG                                                  200           9,080
Pfizer, Inc.                                              16,062         567,470
Roche Holding AG                                             500          50,435
Schering-Plough Corp.                                      5,310          92,341
Watson Pharmaceutical, Inc.*                                 600          27,600
Wyeth                                                      4,700         199,515
                                                                   -------------
                                                                       2,699,891
                                                                   -------------

PREPACKAGED SOFTWARE -- 7.6%
DST Systems, Inc.*                                         1,200          50,112
Intuit, Inc.*                                              1,250          66,138
Microsoft Corp.                                           32,280         888,991
Network Associates, Inc.*                                  2,700          40,608
Oracle Corp.*                                             14,600         192,720
SunGard Data Systems, Inc.*                                  400          11,084
Symantec Corp.*                                            4,960         171,864
Veritas Software Corp.*                                    5,506         204,603
                                                                   -------------
                                                                       1,626,120
                                                                   -------------

RESTAURANTS -- 0.8%
McDonald's Corp.                                           2,870          71,262
Outback Steakhouse, Inc.                                   2,300         101,683
                                                                   -------------
                                                                         172,945
                                                                   -------------

RETAIL  --7.9%
Best Buy Co., Inc.                                         1,470          76,793
Carmax, Inc.*                                              1,170          36,188
CVS Corp.                                                  2,120          76,574
The Home Depot, Inc.                                       3,200         113,568

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                   -------------   -------------
Kohl's Corp.*                                              5,800   $     260,652
Lowe's Companies, Inc.                                       720          39,881
Pier 1 Imports, Inc.                                         800          17,488
Rite Aid Corp.*                                            4,700          28,388
Staples, Inc.*                                             4,500         122,850
Target Corp.                                               9,680         371,712
TJX Companies, Inc.                                        5,100         112,455
Walgreen Co.                                               3,600         130,968
Wal-Mart Stores, Inc.                                      4,890         259,415
Williams-Sonoma, Inc.*                                     1,100          38,247
                                                                   -------------
                                                                       1,685,179
                                                                   -------------

TELEPHONE UTILITIES -- 2.1%
Adtran, Inc.                                               7,360         228,160
Amdocs Limited*                                            3,600          80,928
AT&T Wireless Services, Inc.*                              9,600          76,704
Sprint Corp. (PCS Group)*                                  5,900          33,158
Vodafone Group PLC Sponsored ADR
  (United Kingdom)                                           966          24,189
                                                                   -------------
                                                                         443,139
                                                                   -------------

TOBACCO -- 0.3%
Altria Group, Inc.                                         1,100          59,862
                                                                   -------------

TRANSPORTATION -- 1.8%
Carnival Corp.                                             4,100         162,893
FedEx Corp.                                                2,400         162,000
Orbitz, Inc. Cl. A*                                          100           2,403
United Parcel Service, Inc. Cl. B                            850          63,368
                                                                   -------------
                                                                         390,664
                                                                   -------------

TOTAL EQUITIES
(COST $19,727,053)                                                    20,869,091
                                                                   -------------

RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technology* ~                                     11,100               -
                                                                   -------------

TOTAL RIGHTS
(COST $0)                                                                      -
                                                                   -------------

TOTAL LONG TERM INVESTMENTS
(COST $19,727,053)                                                    20,869,091
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
SHORT-TERM INVESTMENTS -- 8.4%

CASH EQUIVALENTS -- 6.4%**
Bank of Montreal Eurodollar Time Deposit
  1.060% 01/15/2004                                $       3,700           3,700

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
Bank of Montreal Eurodollar Time Deposit
  1.060% 02/17/2004                                $      19,550   $      19,550
Bank of Nova Scotia Eurodollar Time Deposit
  1.080% 03/03/2004                                       58,648          58,648
Bank of Scotland Eurodollar Time Deposit
  1.060% 04/02/2004                                       14,662          14,662
Bank of the West Eurodollar Time Deposit
  1.075% 01/14/2004                                       14,662          14,662
Barclays Eurodollar Time Deposit
  1.090% 03/05/2004                                       48,872          48,872
BNP Paribas Eurodollar Time Deposit
  0.970% 01/07/2004                                       19,549          19,549
Canadian Imperial Bank of Commerce Bank Note
  0.990% 05/18/2004                                       97,744          97,744
Citigroup Eurodollar Time Deposit
  1.080% 01/05/2004                                        9,774           9,774
Citigroup Eurodollar Time Deposit
  1.090% 03/04/2004                                       39,098          39,098
Citigroup Eurodollar Time Deposit
  1.100% 01/22/2004                                        9,774           9,774
Credit Agricole Indosuez Eurodollar Time Deposit
  1.080% 01/06/2004                                      100,677         100,677
Dreyfus Cash Management Plus, Inc.
  Money Market Fund                                       53,759          53,759
Fannie Mae Discount Note 1.062% 01/02/2004                29,323          29,323
Fleet National Bank Bank Note 1.000% 01/21/2004           48,872          48,872
Freddie Mac Discount Note 1.062% 01/27/2004               39,017          39,017
General Electric Capital Corp. 1.092% 01/05/2004          48,783          48,783
Goldman Sachs Financial Square Prime Obligations
  Money Market Fund                                       19,549          19,549
Harris Trust & Savings Bank
  Eurodollar Time Deposit 1.050% 01/29/2004        $      10,752   $      10,752
Merrill Lynch Premier Institutional
  Money Market Fund                                       67,249          67,249
Merrimac Money Market Fund                               162,256         162,256
Morgan Stanley Dean Witter & Co.
  1.080% 01/29/2004                                       50,827          50,827
National Bank of Commerce Bank Note
  1.120% 05/19/2004                                       24,436          24,436
Royal Bank of Canada Eurodollar Time Deposit
  1.050% 02/27/2004                                       24,436          24,436
Royal Bank of Scotland Eurodollar Time Deposit
  1.080% 01/09/2004                                       19,549          19,549
Royal Bank of Scotland Eurodollar Time Deposit
  1.080% 01/15/2004                                       48,872          48,872
Royal Bank of Scotland Eurodollar Time Deposit
  1.090% 03/03/2004                                       24,436          24,436
Southtrust Bank Eurodollar Time Deposit
  1.090% 02/17/2004                                       29,323          29,323
Svenska Handlesbanken Eurodollar Time Deposit
  1.080% 02/04/2004                                       24,436          24,436
Svenska Handlesbanken Eurodollar Time Deposit
  1.085% 01/15/2004                                       24,436          24,436
Svenska Handlesbanken Eurodollar Time Deposit
  1.090% 02/24/2004                                       48,872          48,872
Toronto Dominion Bank Eurodollar Time Deposit
  1.100% 01/08/2004                                        9,774           9,774
Wells Fargo Eurodollar Time Deposit
  1.070% 01/20/2004                                      117,293         117,293
                                                                   -------------
                                                                       1,362,960
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

DECEMBER 31, 2003

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
REPURCHASE AGREEMENT -- 2.0%
Investors Bank & Trust Company
  Repurchase Agreement, dated 12/31/2003, 0.72%,
  due 01/02/2004(a)                                $     430,182   $     430,182

TOTAL SHORT-TERM INVESTMENTS (AT AMORTIZED COST)                       1,793,142
                                                                   -------------

TOTAL INVESTMENTS -- 105.6%
(COST $21,520,195)***                                                 22,662,233

OTHER ASSETS/ (LIABILITIES)  (5.6%)                                   (1,202,016)
                                                                   -------------

NET ASSETS 100.0%                                                  $  21,460,217
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
~ This security is valued in good faith under procedures established by the board of directors.
(a) Maturity value of $430,199. Collateralized by U.S. Government Agency obligation with a rate of 1.763%, maturity date of 11/15/2032, and an aggregate market value, including accrued interest, of $452,434.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2003
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $19,727,053) (NOTE 2)                                                          $  20,869,091
        Short-term investments, at amortized cost (NOTE 2)                                                             1,793,142
                                                                                                                   -------------
            Total Investments (including securities on loan with market values of $1,304,924)                         22,662,233
        Cash                                                                                                               3,745
        Receivables from:
            Investments sold                                                                                             552,975
            Investment adviser (NOTE 3)                                                                                    5,857
            Fund shares sold                                                                                               4,197
            Interest and dividends                                                                                        13,163
            Foreign taxes withheld                                                                                           338
                                                                                                                   -------------
                 Total assets                                                                                         23,242,508
                                                                                                                   -------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                        375,031
            Fund shares repurchased                                                                                        1,507
            Securities on loan (NOTE 2)                                                                                1,362,960
            Directors' fees and expenses (NOTE 3)                                                                          3,634
            Affiliates (NOTE 3):
                 Investment management fees                                                                               15,099
        Accrued expense and other liabilities                                                                             24,060
                                                                                                                   -------------
                 Total liabilities                                                                                     1,782,291
                                                                                                                   -------------
        NET ASSETS                                                                                                 $  21,460,217
                                                                                                                   =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                            $  45,850,291
        Distributions in excess of net investment income                                                                  (3,633)
        Accumulated net realized loss on investments and foreign currency translations                               (25,528,503)
        Net unrealized appreciation on investments, foreign currency and other assets and liabilities                  1,142,062
                                                                                                                   -------------
                                                                                                                   $  21,460,217
                                                                                                                   =============
SHARES OUTSTANDING:                                                                                                    3,185,044
                                                                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                    $        6.74
                                                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2003
                                                                                                               -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $810)                                                                $   157,469
        Interest (including securities lending income of $1,274)                                                        4,849
                                                                                                                  -----------
                 Total investment income                                                                              162,318
                                                                                                                  -----------

EXPENSES:
        Investment management fees (NOTE 3)                                                                           147,440
        Custody fees                                                                                                   53,924
        Audit and legal fees                                                                                           19,373
        Trustee reporting                                                                                              13,446
        Directors' fees (NOTE 3)                                                                                        1,201
        Shareholder reporting fees                                                                                        923
                                                                                                                  -----------
                 Total expenses                                                                                       236,307
        Expenses waived (NOTE 3)                                                                                      (68,595)
        Fees paid indirectly (NOTE 3)                                                                                  (8,366)
                                                                                                                  -----------
            Net expenses                                                                                              159,346
                                                                                                                  -----------
            NET INVESTMENT INCOME                                                                                       2,972
                                                                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on:
            Investment transactions                                                                                 2,295,738
            Foreign currency transactions                                                                                 245
                                                                                                                  -----------
                 Net realized gain                                                                                  2,295,983
                                                                                                                  -----------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                             1,464,944
            Translation of assets and liabilities in foreign currencies                                                  (373)
                                                                                                                  -----------
                 Net unrealized gain                                                                                1,464,571
                                                                                                                  -----------
                 NET REALIZED AND UNREALIZED GAIN                                                                   3,760,554
                                                                                                                  -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ 3,763,526
                                                                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2003     DECEMBER 31, 2002
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
        Net investment income (loss)                                                      $      2,972         $     (28,905)
        Net realized gain (loss) on investment transactions
           and foreign currency transactions                                                 2,295,983            (6,917,966)
        Net change in unrealized appreciation (depreciation) on investments
           and translation of assets and liabilities in foreign currencies                   1,464,571            (2,868,418)
                                                                                          ------------         -------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  3,763,526            (9,815,289)
                                                                                          ------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                              (4,061)                    -
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                         1,132,622           (18,361,105)
                                                                                          ------------         -------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                              4,892,087           (28,176,394)
NET ASSETS:
        Beginning of year                                                                   16,568,130            44,744,524
                                                                                          ------------         -------------
        End of year (including distributions in excess of net investment income of
           $3,633 and accumulated net investment loss of $3,189, respectively)            $ 21,460,217         $  16,568,130
                                                                                          ============         =============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                           12/31/03       12/31/02       12/31/01       12/31/00        12/31/99+
                                                          ----------     ----------     ----------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   5.48       $   7.59       $  10.15       $  13.01        $  10.00
                                                           --------       --------       --------       --------        --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.00~         (0.01)         (0.00)~       (0.01)           (0.00)~
  Net realized and unrealized gain (loss) on investments       1.26          (2.10)         (2.56)        (0.77)            3.01
                                                           --------       --------       --------       --------        --------
       Total income (loss) from investment operations          1.26          (2.11)         (2.56)        (0.78)            3.01
                                                           --------       --------       --------       --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                  (0.00)~~           -          (0.00)~~       (0.00)~~            -
  Tax return of capital                                           -              -              -          (0.00)~~            -
  From net realized gains                                         -              -              -          (2.08)              -
                                                           --------       --------       --------       --------        --------
       Total distributions                                    (0.00)            -           (0.00)         (2.08)              -
                                                           --------       --------       --------       --------        --------
NET ASSET VALUE, END OF PERIOD                             $   6.74       $   5.48       $   7.59       $  10.15        $  13.01
                                                           ========       ========       ========       ========        ========

TOTAL RETURN(a)                                               23.02%        (27.80)%       (25.20)%        (6.54)%         30.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $ 21,460       $ 16,568       $ 44,745       $ 53,081        $ 39,487
  Ratio of expenses to average daily net assets:
     Before expense waiver                                     1.28%          1.08%          0.99%          1.08%           0.77%**
     After expense waiver#                                     0.86%(b)       0.89%(b)       0.91%          0.91%           0.61%**
  Net investment income (loss) to average daily net assets     0.02%         (0.10)%       (0.06)%         (0.10)%         (0.04)%**
  Portfolio turnover rate                                       271%           219%           292%           271%            106%**

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
~    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
~~ DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999 AND THE YEARS ENDING DECEMBER 31, 2000, 2001, 2002 AND 2003.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve long-term
OBJECTIVE OF THE MML     growth of capital through performance that closely
OTC 100 FUND?            tracks that of the NASDAQ 100 Index by investing at
                         least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the Index.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM IN 2003?         shares returned 48.62%, nearly in line with the 49.12%
                         return of the NASDAQ 100 Index.

                         The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT WAS THE             Improving fundamentals throughout the year provided an
INVESTMENT BACKDROP      attractive backdrop for equity market advances. The
DURING THE PERIOD?       NASDAQ Index was up 8.6% for the third quarter, led by
                         the continued strength in the technology sector. For the same reason, during the fourth quarter, the NASDAQ
                         Index advanced 13.4%. At year-end, technology represented just over 60% of the Index.

                         Throughout 2003, the economic landscape showed signs of improvement, as evidenced in the continual upward revisions to the all-important Gross Domestic Product
                         (GDP) figures. Most recently, GDP growth has been estimated at an annualized rate of 8.2%. During the second half of the year, investment by corporate America began picking up in earnest. While business spending was well in the single-digit category during the first half of the year, the third and fourth quarters' spending levels increased sharply to mid-teen levels, with significant increases experienced in technology spending. The year concluded with robust corporate earnings, as evidenced by the near-record estimate of the S&P 500's 2004 operating earnings at $62 per share. The equity markets continued to enjoy the Federal Reserve's stimulative stance on monetary policy throughout the year.

WHAT FACTORS             During the third quarter, sector performance was led by
CONTRIBUTED TO THE       information technology and consumer discretionary. The
FUND'S PERFORMANCE?      worst-performing sector during the period was energy.
                         In the fourth quarter, sector performance was led by information technology and telecommunications services.
                         The greatest detractor during the period was health care. Telecommunication services was the sector leader for the year, advancing 143%; information technology was second, with an impressive 52.2% return.

WHAT IS YOUR OUTLOOK?    Improvement in business performance this cycle,
                         especially corporate profitability, should support further, if more modest, gains in 2004. A stronger cyclical recovery and a potential higher secular growth rate are not fully discounted in equity markets. The state of the business cycle, the end of the bear market, and the economy's remarkable resilience and productivity argue that 2004 will be a favorable year for equity investors. Unquestionably, risk exists - particularly, exogenous threats like terrorism - but markets adjust to these risks and take them into account. In such instances, they do not ordinarily cause volatility; only when unforeseen events happen does the market respond, in either a positive or negative direction.

                                MML OTC 100 FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                     Microsoft Corp.
                     Intel Corp.
                     Cisco Systems, Inc.
                     Qualcomm, Inc.
                     Nextel Communications, Inc. Cl. A
                     Amgen, Inc.
                     Dell, Inc.
                     Comcast Corp. Cl. A
                     eBay, Inc.
                     Oracle Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                            SINCE INCEPTION
                           ONE YEAR         AVERAGE ANNUAL
                       1/1/03 - 12/31/03   5/1/00 - 12/31/03
MML OTC 100 Fund            48.62%             -23.25%
------------------------------------------------------------
NASDAQ 100 Index            49.12%             -22.70%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            MML OTC 100 FUND   NASDAQ 100 INDEX
5/1/00          $ 10,000          $ 10,000
 12/00          $  6,110          $  6,207
 12/01          $  4,087          $  4,180
 12/02          $  2,547          $  2,609
 12/03          $  3,785          $  3,890

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML OTC 100 FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
EQUITIES -- 98.1%

ADVERTISING -- 0.2%
Lamar Advertising Co.*                                       830   $      30,976
                                                                   -------------

AIR TRANSPORTATION -- 0.2%
Ryanair Holdings PLC Sponsored ADR (Ireland)*                605          30,637
                                                                   -------------

APPAREL, TEXTILES & SHOES -- 0.3%
Ross Stores, Inc.                                          1,485          39,249
                                                                   -------------

AUTOMOTIVE & PARTS -- 0.9%
Paccar, Inc.                                               1,302         110,826
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 4.6%
Comcast Corp. Cl. A*                                       9,461         310,983
InterActive Corp.*                                         7,356         249,589
                                                                   -------------
                                                                         560,572
                                                                   -------------

COMMERCIAL SERVICES -- 6.0%
Apollo Group, Inc. Cl. A*                                  1,776         120,768
Career Education Corp.*                                    1,014          40,631
Cintas Corp.                                               2,040         102,265
eBay, Inc.*                                                4,798         309,903
Fastenal Co.                                                 722          36,057
Paychex, Inc.                                              3,562         132,506
                                                                   -------------
                                                                         742,130
                                                                   -------------

COMMUNICATIONS -- 10.0%
EchoStar Communications Corp. Cl. A*                       2,530          86,020
Juniper Networks, Inc.*                                    2,548          47,597
Network Appliance, Inc.*                                   3,593          73,764
Nextel Communications, Inc. Cl. A*                        13,644         382,851
PanAmSat Corp.*                                            2,015          43,443
Qualcomm, Inc.                                             9,609         518,213
Research In Motion Limited*                                  786          52,528
Tellabs, Inc.*                                             2,368          19,962
                                                                   -------------
                                                                       1,224,378
                                                                   -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.9%
Sun Microsystems, Inc.*                                   14,152          63,543
Synopsys, Inc.*                                            1,431          48,311
                                                                   -------------
                                                                         111,854
                                                                   -------------

COMPUTER PROGRAMMING SERVICES -- 0.7%
Mercury Interactive Corp.*                                   955          46,451
VeriSign, Inc.*                                            2,268          36,968
                                                                   -------------
                                                                          83,419
                                                                   -------------

COMPUTERS & INFORMATION -- 9.4%
Apple Computer, Inc.*                                      5,094         108,859
CDW Corp.                                                    862   $      49,789
Cisco Systems, Inc.*                                      24,561         596,587
Comverse Technology, Inc.*                                 1,989          34,987
Dell, Inc.*                                                9,392         318,952
Sandisk Corp.*                                               727          44,449
                                                                   -------------
                                                                       1,153,623
                                                                   -------------

CONTAINERS -- 0.4%
Smurfit-Stone Container Corp.                              2,416          44,865
                                                                   -------------

DATA PROCESSING & PREPARATION -- 0.8%
Fiserv, Inc.*                                              2,414          95,377
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 19.2%
Altera Corp.*                                              5,305         120,424
American Power Conversion Corp.                            1,987          48,582
ATI Technologies, Inc.*                                    2,390          36,137
Broadcom Corp. Cl. A*                                      2,137          72,850
Flextronics International Limited*                         5,699          84,573
Garmin Limited                                               998          54,371
Gentex Corp.                                                 795          35,107
Intel Corp.                                               22,778         733,452
Intersil Corp. Cl. A                                       1,397          34,716
JDS Uniphase Corp.*                                       16,177          59,046
Kla-Tencor Corp.*                                          2,350         137,875
Linear Technology Corp.                                    4,158         174,927
Marvell Technology Group Limited*                          1,205          45,706
Maxim Integrated Products, Inc.                            4,585         228,333
Microchip Technology, Inc.                                 1,717          57,279
Molex, Inc.                                                  982          34,262
Novellus Systems, Inc.*                                    1,546          65,009
Nvidia Corp.*                                              1,746          40,595
Qlogic Corp.*                                                959          49,484
Sanmina-SCI Corp.*                                         5,499          69,342
Xilinx, Inc.*                                              4,523         175,221
                                                                   -------------
                                                                       2,357,291
                                                                   -------------

ENERGY -- 0.2%
Patterson-UTI Energy, Inc.*                                  832          27,390
                                                                   -------------

FOODS -- 1.5%
Starbucks Corp.*                                           5,451         180,210
                                                                   -------------

HEALTHCARE -- 1.1%
Express Scripts, Inc.*                                       698          46,368
First Health Group Corp.*                                    976          18,993
Lincare Holdings, Inc.*                                      945          28,378
Patterson Dental Co.*                                        652   $      41,832
                                                                   -------------
                                                                         135,571
                                                                   -------------

INFORMATION RETRIEVAL SERVICES -- 1.2%
Yahoo!, Inc.*                                              3,150         142,286
                                                                   -------------

INTERNET CONTENT -- 0.4%
BEA Systems, Inc.*                                         3,725          45,818
                                                                   -------------

MANUFACTURING -- 1.9%
Applied Materials, Inc.*                                   8,565         192,284
Lam Research Corp.*                                        1,342          43,347
                                                                   -------------
                                                                         235,631
                                                                   -------------

MEDICAL SUPPLIES -- 1.3%
Biomet, Inc.                                               3,428         124,814
Dentsply International, Inc.                                 757          34,194
                                                                   -------------
                                                                         159,008
                                                                   -------------

MISCELLANEOUS -- 2.2%
Nasdaq-100 Index Tracking Stock                            7,537         274,498
                                                                   -------------

PHARMACEUTICALS -- 10.4%
Amgen, Inc.*                                               5,987         369,997
Biogen Idec, Inc.*                                         3,771         138,697
Cephalon, Inc.*                                              507          24,544
Chiron Corp.*                                              2,614         148,972
Genzyme Corp.*                                             2,798         138,053
Gilead Sciences, Inc.*                                     1,986         115,466
Henry Schein, Inc.*                                          404          27,302
Invitrogen Corp.*                                            478          33,460
Medimmune, Inc.*                                           2,638          67,005
Millennium Pharmaceuticals, Inc.*                          3,290          61,424
Sigma-Aldrich Corp.                                          663          37,910
Teva Pharmaceutical Sponsored ADR (Israel)                 1,916         108,656
                                                                   -------------
                                                                       1,271,486
                                                                   -------------

PREPACKAGED SOFTWARE -- 18.6%
Adobe Systems, Inc.                                        2,284          89,761
Check Point Software Technologies Limited*                 2,419          40,688
Citrix Systems, Inc.*                                      1,942          41,190
Compuware Corp.*                                           2,359          14,248
Electronic Arts, Inc.*                                     2,991         142,910
Intuit, Inc.*                                              2,490         131,746
Microsoft Corp.                                           37,058       1,020,577
Oracle Corp.*                                             21,703         286,480
Peoplesoft, Inc.*                                          5,276         120,293
Pixar, Inc.*                                                 554          38,387
Siebel Systems, Inc.*                                      5,784          80,224

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF         MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
Symantec Corp.*                                            3,208   $     111,157
Veritas Software Corp.*                                    4,352         161,720
                                                                   -------------
                                                                       2,279,381
                                                                   -------------

RETAIL -- 3.4%
Bed Bath & Beyond, Inc.*                                   3,966         171,926
Costco Wholesale Corp.*                                    2,401          89,269
Dollar Tree Stores, Inc.*                                  1,102          33,126
Petsmart, Inc.                                             1,409          33,534
Staples, Inc.*                                             3,312          90,418
                                                                   -------------
                                                                         418,273
                                                                   -------------

RETAIL - GROCERY -- 0.3%
Whole Foods Market, Inc.*                                    587          39,405
                                                                   -------------

RETAIL - INTERNET -- 1.1%
Amazon.com, Inc.*                                          2,652         139,601
                                                                   -------------

TELEPHONE UTILITIES -- 0.3%
Level 3 Communications, Inc.*                              6,659          37,956
                                                                   -------------

TRANSPORTATION -- 0.6%
Expeditors International of Washington, Inc.               1,026          38,639
Robinson (C.H.) Worldwide, Inc.                              831          31,503
                                                                   -------------
                                                                          70,142
                                                                   -------------

TOTAL EQUITIES
(COST $9,892,457)                                                     12,041,853
                                                                   -------------

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
SHORT-TERM INVESTMENTS -- 2.4%

REPURCHASE AGREEMENT -- 1.9%

Investors Bank & Trust Company Repurchase
  Agreement, dated 12/31/2003, 0.72%,
  due 01/02/2004(a)                                $     232,427   $     232,427
                                                                   -------------

U.S. TREASURY BILLS -- 0.5%
U.S. Treasury Bill** 0.875% 01/22/2004                    10,000           9,995
U.S. Treasury Bill** 0.892% 01/22/2004                    30,000          29,984
U.S. Treasury Bill** 0.905% 01/22/2004                    20,000          19,989
                                                                   -------------
                                                                          59,968
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                      292,395
                                                                   -------------

TOTAL INVESTMENTS -- 100.5%
(COST $10,184,852)***                                                 12,334,248

OTHER ASSETS/(LIABILITIES) -- (0.5%)                                     (59,996)
                                                                   -------------

NET ASSETS -- 100.0%                                               $  12,274,252
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR   - American Depository Receipt.
*     Non-income producing security.
**    This security is held as collateral for open futures contracts. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $232,436. Collateralized by U.S. Government Agency obligation with a rate of 3.875%, maturity date of 07/25/2025 and an aggregate market value, including accrued interest, of $244,048.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                        DECEMBER 31, 2003
                                                                                        -----------------
ASSETS:
        Investments, at value (cost $9,892,457) (NOTE 2)                                  $  12,041,853
        Short-term investments, at amortized cost (NOTE 2)                                      292,395
                                                                                          -------------
            Total Investments                                                                12,334,248
        Receivables from:
            Investment adviser (NOTE 3)                                                           3,806
            Fund shares sold                                                                      3,419
            Interest and dividends                                                                1,877
                                                                                          -------------
                 Total assets                                                                12,343,350
                                                                                          -------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                27,112
            Fund shares repurchased                                                              12,178
            Variation margin on open futures contracts (NOTE 2)                                     453
            Directors' fees and expenses (NOTE 3)                                                 1,978
            Affiliates (NOTE 3):
                 Investment management fees                                                       4,761
        Accrued expense and other liabilities                                                    22,616
                                                                                          -------------
                 Total liabilities                                                               69,098
                                                                                          -------------
        NET ASSETS                                                                        $  12,274,252
                                                                                          =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                   $  21,130,549
        Accumulated net investment loss                                                          (1,847)
        Accumulated net realized loss on investments and futures contracts                  (11,010,292)
        Net unrealized appreciation on investments and futures contracts                      2,155,842
                                                                                          -------------
                                                                                          $  12,274,252
                                                                                          =============
SHARES OUTSTANDING:                                                                           3,260,682
                                                                                          =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                           $        3.76
                                                                                          =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                          YEAR ENDED
                                                                                       DECEMBER 31, 2003
                                                                                       -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $94)                                         $     17,701
        Interest                                                                                   890
                                                                                          ------------
                 Total investment income                                                        18,591
                                                                                          ------------

EXPENSES:
        Investment management fees (NOTE 3)                                                     33,539
        Custody fees                                                                            23,426
        Audit and legal fees                                                                    19,970
        Trustee reporting                                                                       13,446
        Directors' fees (NOTE 3)                                                                   466
        Shareholder reporting fees                                                                 334
                                                                                          ------------
                 Total expenses                                                                 91,181
        Expenses waived (NOTE 3)                                                               (49,444)
                                                                                          ------------
            Net expenses                                                                        41,737
                                                                                          ------------
            NET INVESTMENT LOSS                                                                (23,146)
                                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                           (471,292)
            Closed futures contracts                                                            78,465
                                                                                          ------------
                 Net realized loss                                                            (392,827)
                                                                                          ------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                      3,320,339
            Open futures contracts                                                              12,133
                                                                                          ------------
                 Net unrealized gain                                                         3,332,472
                                                                                          ------------
                 NET REALIZED AND UNREALIZED GAIN                                            2,939,645
                                                                                          ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $  2,916,499
                                                                                          ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2003     DECEMBER 31, 2002
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                               $    (23,146)         $    (33,055)
        Net realized loss on investment transactions and futures contracts                    (392,827)           (5,972,150)
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                             3,332,472             2,431,861
                                                                                          ------------          ------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  2,916,499            (3,573,344)
                                                                                          ------------          ------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                         5,261,985            (3,079,761)
                                                                                          ------------          ------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                              8,178,484            (6,653,105)
NET ASSETS:
        Beginning of year                                                                    4,095,768            10,748,873
                                                                                          ------------          ------------
        End of year (including accumulated net investment loss of
           $1,847 and $1,680, respectively)                                               $ 12,274,252          $  4,095,768
                                                                                          ============          ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                                     12/31/03        12/31/02        12/31/01         12/31/00+
                                                                    ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $   2.53        $   4.06        $   6.07         $   10.00
                                                                     --------        --------        --------         ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                   (0.01)          (0.02)          (0.02)***         (0.02)***
  Net realized and unrealized gain (loss) on investments                 1.24           (1.51)          (1.99)            (3.87)
                                                                     --------        --------        --------         ---------
     Total income (loss) from investment operations                      1.23           (1.53)          (2.01)            (3.89)
                                                                     --------        --------        --------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                                   -               -           (0.00)~           (0.04)
                                                                     --------        --------        --------         ---------
NET ASSET VALUE, END OF PERIOD                                       $   3.76        $   2.53        $   4.06         $    6.07
                                                                     ========        ========        ========         =========
TOTAL RETURN(a)                                                         48.62%         (37.68)%        (33.11)%          (38.90)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                  $ 12,274        $  4,096        $ 10,749         $   8,032
  Ratio of expenses to average daily net assets:
     Before expense waiver                                               1.22%           1.08%           0.71%             0.88%*
     After expense waiver#                                               0.56%           0.56%           0.56%             0.56%*
  Net investment loss to average daily net assets                      (0.31)%         (0.45)%          (0.40)%           (0.36)%*
  Portfolio turnover rate                                                  48%             64%             67%               51%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
~    DISTRIBUTIONS FROM NET REALIZED GAINS IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve long-term
OBJECTIVE OF THE MML     growth of capital and income by investing primarily in
SMALL CAP EQUITY FUND?   a diversified portfolio of equity securities of smaller
                         companies (those with market capitalizations consistent with companies in the Russell 2000 Index), using a value-oriented investment strategy.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 31.29%, trailing the 47.26% return of
                         the Russell 2000 Index, a broadly based, unmanaged index of 2000 small capitalization common stocks.

WHAT WAS THE             The U.S. stock market rallied during the third quarter
INVESTMENT BACKGROUND    on increased optimism about the outlook for the economy
DURING THE PERIOD?       and corporate earnings. Following a trend established
                         earlier in the year, investors continued to embrace market risk, small stocks and growth investing. Both the market surge and the aforementioned investor sentiment continued into the fourth quarter. For the full year, small-cap stocks outperformed their large-cap counterparts by approximately 20%. Although exposure to equities during the year added value irrespective of asset class or style segmentation, investments in high-risk stocks with exposure to the economic cycle generated the highest returns in all investment styles, most notably the small-cap space.

WHAT FACTORS             The fourth quarter of 2003 and the full year were
CONTRIBUTED TO THE       challenging for the portfolio. Our investment approach
FUND'S PERFORMANCE?      emphasizes stock selection to identify which companies
                         possess the appropriate combination of compelling fundamentals and sustainable competitive advantages to position them for above-average growth. These process characteristics were not rewarded in the 2003 equity market rebound, which favored areas of the market that exhibited the weakest fundamentals and highest risk profiles. Despite these market realities, the portfolio was able to capture a portion of the strong sentiment for small-cap stocks and close the year with extremely strong absolute results.

                         Stock selection in the consumer discretionary and technology sectors detracted from results during much of 2003, but performance for both sectors picked up in the fourth quarter, as the portfolio realized gains from semiconductor companies in technology and media companies in consumer discretionary. The consumer discretionary sector is an area in which the portfolio typically holds an underweight position due to the inability to identify sustainable competitive advantages among the traditional retail companies that comprise a large part of this sector. This underweight position and the relative underperformance of the portfolio's consumer holdings hampered the Fund's 2003 results.

                         On a positive note, the portfolio realized strong gains in both the third and fourth quarters from health care holdings. Additionally, financial services companies experienced a modest correction during the fourth quarter, but generally were strong performers in 2003.

WHAT IS YOUR OUTLOOK?    The equity market currently has tremendous momentum and
                         until it is impacted by another force, such as rising bond yields, it will likely remain on its current path.
                         However, it should be noted that this is currently the consensus forecast, and therefore it is likely already priced into the market. In 2004, interest rates could be the big story. If they do not go up much, 2004 could be a big up year for equities. If they rise sharply, the opposite could be true.

                            MML SMALL CAP EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                         Carlisle Companies, Inc.
                         Arbitron, Inc.
                         Cognex Corp.
                         IPC Holdings Limited
                         Teleflex, Inc.
                         Roper Industries, Inc.
                         Jefferies Group, Inc.
                         Webster Financial Corp.
                         Technitrol, Inc.
                         Eaton Vance Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                    FIVE YEAR          SINCE INCEPTION
                             ONE YEAR            AVERAGE ANNUAL         AVERAGE ANNUAL
                         1/1/03 - 12/31/03      1/1/99 - 12/31/03     6/1/98 - 12/31/03
MML Small Cap
Equity Fund                    31.29%                 6.11%                 2.48%
---------------------------------------------------------------------------------------
Russell 2000 Index             47.26%                 7.13%                 5.00%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                  MML SMALL CAP EQUITY FUND   RUSSELL 2000 INDEX
 6/1/98                                        $   10,000           $   10,000
12/1/98                                        $    8,522           $    9,307
12/1/99                                        $    8,433           $   11,286
12/1/00                                        $    9,583           $   10,945
12/1/01                                        $    9,904           $   11,217
12/2/02                                        $    8,732           $    8,919
12/3/03                                        $   11,464           $   13,134

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                 -------------   ---------------
EQUITIES -- 90.9%
AIR TRANSPORTATION -- 1.1%
SkyWest, Inc.                                           53,100   $       962,172
                                                                 ---------------

BANKING, SAVINGS & LOANS -- 7.2%
First Niagara Financial
  Group, Inc.                                           56,300           839,433
First Republic Bank                                     35,600         1,274,480
First State Bancorp                                     11,300           392,675
Pacific Capital Bancorp                                 47,266         1,740,334
Webster Financial Corp.                                 41,980         1,925,203
                                                                 ---------------
                                                                       6,172,125
                                                                 ---------------

BROADCASTING, PUBLISHING & PRINTING -- 2.9%
Gray Television, Inc.                                   87,300         1,319,976
Lin TV Corp. Cl. A*                                     46,200         1,192,422
                                                                 ---------------
                                                                       2,512,398
                                                                 ---------------

BUILDING MATERIALS & CONSTRUCTION -- 1.5%
ElkCorp                                                 49,100         1,310,970
                                                                 ---------------

COMMERCIAL SERVICES -- 6.4%
ADVO, Inc.                                              57,900         1,838,904
Arbitron, Inc.*                                         56,800         2,369,696
National Processing, Inc.*                              53,200         1,252,860
                                                                 ---------------
                                                                       5,461,460
                                                                 ---------------

COMMUNICATIONS -- 1.4%
CT Communications, Inc.                                 41,900           565,650
Inet Technologies, Inc.*                                48,600           583,200
                                                                 ---------------
                                                                       1,148,850
                                                                 ---------------

COMPUTER RELATED SERVICES -- 1.6%
eSpeed, Inc. Cl. A*                                     59,800         1,399,918
                                                                 ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 14.2%
Baldor Electric Co.                                     37,300           852,305
Cognex Corp.                                            82,300         2,324,152
Methode Electronics,
  Inc. Cl. A                                            27,700           338,771
Micrel, Inc.*                                          115,900         1,805,722
Mykrolis Corp.*                                         94,800         1,524,384
Newport Corp.*                                          43,100           712,443
Rogers Corp.*                                           14,200           626,504
Technitrol, Inc.*                                       92,200         1,912,228
Teleflex, Inc.                                          42,900         2,073,357
                                                                 ---------------
                                                                      12,169,866
                                                                 ---------------

ENERGY -- 5.4%
Rowan Companies, Inc.*                                  64,500         1,494,465
Tidewater, Inc.                                         23,900           714,132
Unit Corp.*                                             62,500         1,471,875
W-H Energy Services, Inc.*                              60,500           980,100
                                                                 ---------------
                                                                       4,660,572
                                                                 ---------------

FINANCIAL SERVICES -- 8.9%
Chittenden Corp.                                        51,100   $     1,719,004
Eaton Vance Corp.                                       51,900         1,901,616
Fidelity Bankshares, Inc.                               39,600         1,243,440
Jefferies Group, Inc.                                   60,000         1,981,200
Stewart (W.P.) & Co. Limited                            38,600           831,058
                                                                 ---------------
                                                                       7,676,318
                                                                 ---------------

FOODS -- 0.7%
Performance Food
  Group Co.*                                            16,300           589,571
                                                                 ---------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 1.5%
Fossil, Inc.*                                           17,600           492,976
Miller (Herman), Inc.                                   33,100           803,337
                                                                 ---------------
                                                                       1,296,313
                                                                 ---------------
INDUSTRIAL - DIVERSIFIED -- 3.7%
Carlisle Companies, Inc.                                51,700         3,146,462
                                                                 ---------------

INSURANCE -- 8.6%
Aspen Insurance
  Holdings Limited*                                      2,500            62,025
The Commerce Group, Inc.                                42,600         1,682,700
HCC Insurance Holdings, Inc.                            38,500         1,224,300
Infinity Property &
  Casualty Corp.                                        43,000         1,421,150
IPC Holdings Limited                                    55,100         2,145,594
Philadelphia Consolidated
  Holding Corp.*                                        17,600           859,408
                                                                 ---------------
                                                                       7,395,177
                                                                 ---------------

MACHINERY & COMPONENTS -- 10.7%
Actuant Corp. Cl. A*                                    24,200           876,040
Hardinge, Inc.                                          60,450           700,011
Helix Technology Corp.                                  91,000         1,872,780
IDEX Corp.                                              30,200         1,256,018
Kaydon Corp.                                            61,200         1,581,408
Regal-Beloit Corp.                                      39,500           869,000
Roper Industries, Inc.                                  41,400         2,039,364
                                                                 ---------------
                                                                       9,194,621
                                                                 ---------------

MEDICAL SUPPLIES -- 4.1%
Coherent, Inc.*                                         77,700         1,849,260
Dionex Corp.*                                           36,200         1,665,924
                                                                 ---------------
                                                                       3,515,184
                                                                 ---------------

PHARMACEUTICALS -- 4.2%
Pharmaceutical
  Resources, Inc.*                                      11,300           736,195
Taro Pharmaceutical
  Industries Limited*                                   22,700         1,464,150
Valeant Pharmaceuticals
  International                                         56,800         1,428,520
                                                                 ---------------
                                                                       3,628,865
                                                                 ---------------

RESTAURANTS -- 1.1%
RARE Hospitality
  International, Inc.*                                  39,500   $       965,380
                                                                 ---------------

RETAIL -- 1.3%
Michaels Stores, Inc.                                   25,400         1,122,680
                                                                 ---------------

TRANSPORTATION -- 4.4%
Heartland Express, Inc.                                 67,810         1,640,324
Landstar System, Inc.*                                  27,600         1,049,904
Quality Distribution, Inc.*                              9,700           189,635
Robinson (C.H.)
  Worldwide, Inc.                                       22,800           864,348
                                                                 ---------------
                                                                       3,744,211
                                                                 ---------------

TOTAL EQUITIES
(COST $62,544,860)                                                    78,073,113
                                                                 ---------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                 -------------
SHORT-TERM INVESTMENTS -- 11.8%

CASH EQUIVALENTS -- 3.3%**
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 01/15/2004                              $       7,734             7,734
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 02/17/2004                                     40,866            40,866
Bank of Nova Scotia
  Eurodollar Time Deposit
  1.080% 03/03/2004                                    122,598           122,598
Bank of Scotland
  Eurodollar Time Deposit
  1.060% 04/02/2004                                     30,649            30,649
Bank of the West
  Eurodollar Time Deposit
  1.075% 01/14/2004                                     30,649            30,649
Barclays
  Eurodollar Time Deposit
  1.090% 03/05/2004                                    102,165           102,165
BNP Paribas
  Eurodollar Time Deposit
  0.970% 01/07/2004                                     40,866            40,866
Canadian Imperial
  Bank of Commerce
  Bank Note
  0.990% 05/18/2004                                    204,330           204,330
Citigroup
  Eurodollar Time Deposit
  1.080% 01/05/2004                                     20,433            20,433

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL         MARKET
                                                    AMOUNT            VALUE
                                                 -------------   ---------------
Citigroup
  Eurodollar Time Deposit
  1.090% 03/04/2004                              $      81,732   $        81,732
Citigroup
  Eurodollar Time Deposit
  1.100% 01/22/2004                                     20,433            20,433
Credit Agricole Indosuez
  Eurodollar Time Deposit
  1.080% 01/06/2004                                    210,460           210,460
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                    112,381           112,381
Fannie Mae Discount Note
  1.062% 01/02/2004                                     61,299            61,299
Fleet National Bank
  Bank Note
  1.000% 01/21/2004                                    102,165           102,165
Freddie Mac Discount Note
  1.062% 01/27/2004                                     81,563            81,563
General Electric
  Capital Corp.
  1.092% 01/05/2004                                    101,979           101,979
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                     40,866            40,866
Harris Trust &
  Savings Bank
  Eurodollar Time Deposit
  1.050% 01/29/2004                                     22,476            22,476
Merrill Lynch
  Premier Institutional
  Money Market Fund                                    140,581           140,581
Merrimac
  Money Market Fund                                    339,188           339,188
Morgan Stanley
  Dean Witter & Co.
  1.080% 01/29/2004                                    106,251           106,251
National Bank of
  Commerce Bank Note
  1.120% 05/19/2004                                     51,082            51,082
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 02/27/2004                                     51,082            51,082
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/09/2004                                     40,866            40,866
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/15/2004                                    102,165           102,165
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.090% 03/03/2004                                     51,082            51,082
Southtrust Bank
  Eurodollar Time Deposit
  1.090% 02/17/2004                              $      61,299   $        61,299
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.080% 02/04/2004                                     51,082            51,082
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.085% 01/15/2004                                     51,082            51,082
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.090% 02/24/2004                                    102,165           102,165
Toronto Dominion Bank
  Eurodollar Time Deposit
  1.100% 01/08/2004                                     20,433            20,433
Wells Fargo
  Eurodollar Time Deposit
  1.070% 01/20/2004                                    245,198           245,198
                                                                 ---------------
                                                                       2,849,200
                                                                 ---------------
REPURCHASE AGREEMENT -- 8.5%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/03, 0.72%,
  due 01/02/2004(a)                                  7,289,605         7,289,605
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   10,138,805
                                                                 ---------------

TOTAL INVESTMENTS -- 102.7%
(COST $72,683,665)***                                                 88,211,918

OTHER ASSETS/
(LIABILITIES) -- (2.7%)                                               (2,307,847)
                                                                 ---------------

NET ASSETS -- 100.0%                                             $    85,904,071
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $7,289,897. Collateralized by U.S. Government Agency obligation with a rate of 2.924%, maturity date of 10/01/2033, and an aggregate market value, including accrued interest, of $7,654,477.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                              DECEMBER 31, 2003
                                                                                              -----------------
ASSETS:
      Investments, at value (cost $62,544,860) (NOTE 2)                                        $    78,073,113
      Short-term investments, at amortized cost (NOTE 2)                                            10,138,805
                                                                                               ---------------
         Total Investments (including securities on loan with market values of $2,729,085)          88,211,918
      Cash                                                                                             743,976
      Receivables from:
         Investments sold                                                                            1,578,954
         Fund shares sold                                                                               36,405
         Interest and dividends                                                                         36,988
                                                                                               ---------------
             Total assets                                                                           90,608,241
                                                                                               ---------------
LIABILITIES:
      Payables for:
         Investments purchased                                                                       1,745,841
         Fund shares repurchased                                                                        28,860
         Securities on loan (NOTE 2)                                                                 2,849,200
         Directors' fees and expenses (NOTE 3)                                                           6,223
         Affiliates (NOTE 3):
             Investment management fees                                                                 50,076
      Accrued expense and other liabilities                                                             23,970
                                                                                               ---------------
             Total liabilities                                                                       4,704,170
                                                                                               ---------------
      NET ASSETS                                                                               $    85,904,071
                                                                                               ===============
NET ASSETS CONSIST OF:
      Paid-in capital                                                                          $    71,184,111
      Distributions in excess of net investment income                                                  (5,072)
      Accumulated net realized loss on investments                                                    (803,221)
                                                                                               ---------------
      Net unrealized appreciation on investments                                                    15,528,253
                                                                                               ---------------
                                                                                               $    85,904,071
                                                                                               ===============
SHARES OUTSTANDINGS:                                                                                 7,710,033
                                                                                               ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                $         11.14
                                                                                               ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 2003
                                                                                              -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends                                                                                $       633,339
      Interest (including securities lending income of $6,285)                                          23,089
                                                                                               ---------------
              Total investment income                                                                  656,428
                                                                                               ---------------
EXPENSES:
      Investment management fees (NOTE 3)                                                              457,956
      Audit and legal fees                                                                              21,343
      Custody fees                                                                                      14,500
      Trustee reporting                                                                                 13,446
      Directors' fees (NOTE 3)                                                                           4,600
      Shareholder reporting fees                                                                         3,555
                                                                                               ---------------
              Total expenses                                                                           515,400
      Fees paid indirectly (NOTE 3)                                                                       (294)
                                                                                               ---------------
         Net expenses                                                                                  515,106
                                                                                               ---------------
         NET INVESTMENT INCOME                                                                         141,322
                                                                                               ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain on investment transactions                                                   2,035,667
      Net change in unrealized appreciation (depreciation) on investments                           17,469,139
                                                                                               ---------------
              NET REALIZED AND UNREALIZED GAIN                                                      19,504,806
                                                                                               ---------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    19,646,128
                                                                                               ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED          YEAR ENDED
                                                                           DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                           -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                   $     141,322        $     158,664
     Net realized gain (loss) on investment transactions                         2,035,667             (396,627)
     Net change in unrealized appreciation (depreciation) on investments        17,469,139           (8,728,340)
                                                                             -------------        -------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        19,646,128           (8,966,303)
                                                                             -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income                                                   (142,999)            (157,182)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                             4,892,753           13,536,029
                                                                             -------------        -------------
     TOTAL INCREASE IN NET ASSETS                                               24,395,882            4,412,544
NET ASSETS:
     Beginning of year                                                          61,508,189           57,095,645
                                                                             -------------        -------------
     End of year (including distributions in excess of net investment income of $5,072 and undistributed net investment income of
        $7,241, respectively)                                                $  85,904,071        $  61,508,189
                                                                             =============        =============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.50     $     9.67     $     9.40     $     8.34     $     8.49
                                                           ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.02           0.02           0.05           0.08           0.07
  Net realized and unrealized gain (loss) on investments         2.64          (1.17)          0.27           1.06          (0.15)
                                                           ----------     ----------     ----------     ----------     ----------
       Total income (loss) from investment operations            2.66          (1.15)          0.32           1.14          (0.08)
                                                           ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.02)         (0.02)         (0.05)         (0.08)         (0.07)
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                             $    11.14     $     8.50     $     9.67     $     9.40     $     8.34
                                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(a)                                                 31.29%        (11.84)%         3.36%         13.63%         (1.04)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   85,904     $   61,508     $   57,096     $   42,661     $   20,137
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.73%          0.77%          0.69%          0.80%          1.07%
     After expense waiver#                                       0.73%(b)       0.76%(b)        N/A           0.76%          0.75%
  Net investment income to average daily net assets              0.20%          0.25%          0.59%          1.12%          1.13%
  Portfolio turnover rate                                          43%            44%            97%            65%            41%

# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND, FOR THE YEARS ENDED DECEMBER 31, 1999, 2000 AND 2002.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve long-term
OBJECTIVE OF THE MML     growth of capital and income by investing primarily in
SMALL COMPANY            a diversified portfolio of equity securities of
OPPORTUNITIES FUND?      micro-capitalization companies (those with market
                         capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index), using a value-oriented investment strategy.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund
PERFORM DURING 2003?     returned 42.25%, lagging the 47.26% return of the
                         Russell 2000 Index, a broadly based, unmanaged index of 2000 small capitalization common stocks.

WHAT WAS THE             The equity market rally that began in March 2003
INVESTMENT BACKGROUND    continued in the third quarter, fueled by positive
DURING THE PERIOD?       corporate earnings reports and largely favorable
                         economic indicators. As has been the case for much of 2003, the third quarter saw investors continuing to embrace market risk, small-cap stocks and growth investing. This resulted in an environment in which small caps continued to outperform large caps by a wide margin and economically sensitive sectors outpaced sectors associated with low risk in almost all equity market indexes. This trend continued into the fourth quarter. For the full year, small-cap stocks led the U.S. equity market, outperforming large caps by approximately 20%. Not since 1979 has the market seen such a wide gap between small- and large-cap equity performance. Small caps now have outperformed large caps for five consecutive years, including each of the final three quarters of 2003.

WHAT FACTORS             Those stocks that suffered the most during the bear
CONTRIBUTED TO THE       market, such as technology issues, rebounded strongly
FUND'S PERFORMANCE?      in 2003. Additionally, economically sensitive sectors
                         including producer durables and materials & processing, which were once denounced as "old economy," also had a very strong run during the year. Conversely, sectors generally categorized as defensive, such as utilities, consumer staples and health care, lagged. The key to outperformance throughout 2003 was to tilt portfolios toward risk factors such as increased exposure to economic growth factors, high risk and low price. As the Fund's investment process does not incorporate macroeconomic bets such as these, it failed to generate value during the period.

                         The fourth quarter of 2003 and the full year were challenging for the portfolio. Our investment approach emphasizes stock selection to identify which companies possess the appropriate combination of compelling fundamentals and sustainable competitive advantages to position them for above-average growth. These process characteristics were not rewarded in the 2003 equity market rebound, which favored areas of the market that exhibited the weakest fundamentals and highest risk profiles. Despite these market realities, the portfolio was able to capture a portion of the strong sentiment for small-cap stocks and close the year with extremely strong absolute results.

                         Stock selection in the consumer discretionary and technology sectors detracted from results during much of 2003, but performance for both sectors picked up in the fourth quarter, as the portfolio realized gains from semiconductor companies in technology and media companies in consumer discretionary. The consumer discretionary sector is an area in which the portfolio typically holds an underweight position due to the inability to identify sustainable competitive advantages among the traditional retail companies that comprise a large part of this sector. This underweight position and the relative underperformance of the portfolio's consumer holdings hampered the Fund's 2003 results.

                         On a positive note, the portfolio realized strong gains in the both the third and fourth quarters from health care holdings. Additionally, financial services companies experienced a modest correction during the fourth quarter, but generally were strong performers in 2003.

WHAT IS YOUR OUTLOOK?    We remain cautiously optimistic for continued strength
                         in equities in 2004. However, we question the long-term sustainability of the brisk pace of 2003 advances, particularly among small-cap stocks. Nevertheless, a continued environment of healthy economics, fiscal stimulus and geopolitical stability should support continued stock price appreciation.

                      MML SMALL COMPANY OPPORTUNITIES FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                        Actuant Corp. Cl. A
                        Big 5 Sporting Goods Corp.
                        Excel Technology, Inc.
                        Ambassadors Group, Inc.
                        Sterling Bancorp-NY
                        Bel Fuse, Inc. Cl. B
                        Met-Pro Corp.
                        LSI Industries, Inc.
                        Moldflow Corp.
                        Spectrum Control, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                         SINCE INCEPTION
                                      ONE YEAR           AVERAGE ANNUAL
                                  1/1/03 - 12/31/03     5/1/01 - 12/31/03
MML Small Company
Opportunities Fund                      42.25%               15.26%
-------------------------------------------------------------------------
Russell 2000 Index                      47.26%                6.75%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                      MML SMALL COMPANY OPPORTUNITIES FUND    RUSSELL 2000 INDEX
 5/1/2001                                       $   10,000            $   10,000
12/1/2001                                       $   10,969            $   10,166
12/2/2002                                       $   10,273            $    8,084
12/3/2003                                       $   14,614            $   11,904

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                 -------------   ---------------
EQUITIES -- 91.9%

APPAREL, TEXTILES & SHOES -- 1.2%
Penn Engineering &
  Manufacturing Corp.                                   27,700   $       527,131
                                                                 ---------------

AUTOMOTIVE & PARTS -- 1.0%
Aftermarket
  Technology Corp.*                                     32,800           450,016
                                                                 ---------------

BANKING, SAVINGS & LOANS -- 8.2%
CFS Bancorp, Inc.                                       17,600           261,184
Financial Institutions, Inc.                            19,900           561,777
First Essex Bancorp, Inc.                                6,200           360,468
First Republic Bank*                                    18,100           647,980
First State Bancorp                                     20,200           701,950
Franklin Bank Corp.                                      2,800            53,200
Sterling Bancorp-NY                                     33,235           947,197
                                                                 ---------------
                                                                       3,533,756
                                                                 ---------------

BROADCASTING, PUBLISHING & PRINTING -- 1.4%
Saga Communications,
  Inc. Cl. A*                                           32,875           609,174
                                                                 ---------------

BUILDING MATERIALS & CONSTRUCTION -- 1.6%
ElkCorp                                                 25,600           683,520
                                                                 ---------------

CHEMICALS -- 0.9%
Aceto Corp.                                              9,500           242,630
Hawkins, Inc.                                            7,200           100,512
Penford Corp.                                            3,496            48,000
                                                                 ---------------
                                                                         391,142
                                                                 ---------------

COMMERCIAL SERVICES -- 9.3%
Ambassadors Group, Inc.*                                44,500         1,045,305
Charles River
  Associates, Inc.*                                     20,300           649,397
iPayment, Inc.*                                         20,700           703,800
Rewards Network, Inc.                                   47,500           506,350
Steiner Leisure Limited*                                39,600           566,280
Team, Inc.*                                             52,800           541,728
                                                                 ---------------
                                                                       4,012,860
                                                                 ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
Ansoft Corp.*                                           59,400           762,102
                                                                 ---------------

COMPUTERS & INFORMATION -- 1.6%
Rimage Corp.*                                           43,200           683,899
                                                                 ---------------

COSMETICS & PERSONAL CARE -- 1.2%
Inter Parfums, Inc.                                     23,100           521,829
                                                                 ---------------

ELECTRIC UTILITIES -- 1.4%
Central Vermont Public
  Service Corp.                                         25,800           606,300
                                                                 ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 17.5%
Actel Corp.*                                            31,200   $       751,920
AZZ, Inc.*                                              30,200           403,170
Bel Fuse, Inc. Cl. B                                    28,600           933,218
The Eastern Co.                                         11,500           179,860
EDO Corp.                                               25,800           635,970
LSI Industries, Inc.                                    63,137           852,350
Methode Electronics,
  Inc. Cl. A                                            13,200           161,436
Micro Linear Corp.*                                     61,700           344,903
Mykrolis Corp.*                                         50,800           816,864
Nu Horizons
  Electronics Corp.                                     69,600           682,080
Spectrum Control, Inc.*                                104,200           829,536
Ultralife Batteries, Inc.                               44,100           545,958
Woodhead Industries, Inc.                               24,500           414,050
                                                                 ---------------
                                                                       7,551,315
                                                                 ---------------

ENERGY -- 2.7%
NUI Corp.                                               30,200           486,824
RPC, Inc.                                               62,900           691,271
                                                                 ---------------
                                                                       1,178,095
                                                                 ---------------

FINANCIAL SERVICES -- 1.3%
Boston Private Financial
  Holdings, Inc.                                        21,900           543,996
                                                                 ---------------

FOODS -- 0.7%
Performance Food Group Co.*                              8,100           292,977
                                                                 ---------------

HEALTHCARE -- 1.6%
CorVel Corp.*                                           18,000           676,800
                                                                 ---------------

HEAVY MACHINERY -- 1.0%
TVI Corp.                                              145,100           420,790
                                                                 ---------------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 1.6%
MITY Enterprises, Inc.                                  16,400           287,000
Palm Harbor Homes, Inc.*                                23,700           423,519
                                                                 ---------------
                                                                         710,519
                                                                 ---------------

INFORMATION RETRIEVAL SERVICES -- 1.1%
Onesource Information
  Services, Inc.*                                       51,600           486,072
                                                                 ---------------

INSURANCE -- 5.2%
Donegal Group, Inc. Cl. A                               32,500           715,650
Philadelphia Consolidated
  Holding Corp.*                                         8,400           410,172
Safety Insurance
  Group, Inc.                                           37,800           646,758
United National Group
  Limited Cl. A                                         26,600   $       470,022
                                                                 ---------------
                                                                       2,242,602
                                                                 ---------------

MACHINERY & COMPONENTS -- 6.9%
Aaon, Inc.*                                             22,525           437,210
Actuant Corp. Cl. A*                                    31,500         1,140,300
Hardinge, Inc.                                          14,200           164,436
Met-Pro Corp.                                           53,766           868,321
Robbins & Myers, Inc.                                   20,000           379,800
                                                                 ---------------
                                                                       2,990,067
                                                                 ---------------

MANUFACTURING -- 0.4%
Quixote Corp.                                            6,400           156,224
                                                                 ---------------

MEDICAL SUPPLIES -- 7.1%
ADE Corp.                                               33,200           614,864
Excel Technology, Inc.*                                 32,700         1,074,522
II-VI, Inc.*                                            28,700           740,460
Neogen Corp.                                            25,700           636,589
                                                                 ---------------
                                                                       3,066,435
                                                                 ---------------

METALS & MINING -- 1.5%
Gibraltar Steel Corp.                                   26,600           668,990
                                                                 ---------------

PREPACKAGED SOFTWARE -- 2.0%
Moldflow Corp.*                                         74,500           845,575
                                                                 ---------------

REAL ESTATE -- 1.4%
United Capital Corp.                                    29,600           613,312
                                                                 ---------------

RESTAURANTS -- 0.3%
Benihana, Inc.*                                          8,300           109,560
                                                                 ---------------

RETAIL -- 3.5%
Big 5 Sporting Goods Corp.*                             51,300         1,074,735
Sportsman's Guide, Inc.*                                26,600           456,163
                                                                 ---------------
                                                                       1,530,898
                                                                 ---------------

TRANSPORTATION -- 6.5%
Central Freight Lines, Inc.                              9,100           161,525
Knight Transportation, Inc.*                            19,950           511,718
Marine Products Corp.                                   43,600           819,680
Marten Transport Limited                                36,550           562,139
Old Dominion Freight
  Line, Inc.*                                           22,200           756,576
                                                                 ---------------
                                                                       2,811,638
                                                                 ---------------

TOTAL EQUITIES
(COST $31,907,671)                                                    39,677,594
                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   ---------------
SHORT-TERM INVESTMENTS -- 8.3%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/03, 0.72%,
  due 01/02/2004(a)                              $   3,571,650   $     3,571,650
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                    3,571,650
                                                                 ---------------

TOTAL INVESTMENTS -- 100.2%
(COST $35,479,321)**                                                  43,249,244

OTHER ASSETS/
(LIABILITIES) -- (0.2%)                                                  (77,358)
                                                                 ---------------

NET ASSETS -- 100.0%                                             $    43,171,886
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*     Non-income producing security.
**    Aggregate cost for Federal tax purposes. (NOTE 7)
(a) Maturity value of $3,571,793. Collateralized by U.S. Government Agency obligation with a rate of 5.146%, maturity date of 03/01/2030, and an aggregate market value, including accrued interest, of $3,750,423.

The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                          DECEMBER 31, 2003
                                                                          -----------------
ASSETS:
      Investments, at value (cost $31,907,671) (NOTE 2)                    $    39,677,594
      Short-term investments, at amortized cost (NOTE 2)                         3,571,650
                                                                           ---------------
          Total Investments                                                     43,249,244
      Cash                                                                         584,802
      Receivables from:
          Investments sold                                                         235,140
          Investment adviser (NOTE 3)                                                1,250
          Fund shares sold                                                          51,870
          Interest and dividends                                                    17,050
                                                                           ---------------
              Total assets                                                      44,139,356
                                                                           ---------------
LIABILITIES:
      Payables for:
          Investments purchased                                                    907,793
          Fund shares repurchased                                                    1,044
          Directors' fees and expenses (NOTE 3)                                      1,601
          Affiliates (NOTE 3):
              Investment management fees                                            39,409
      Accrued expense and other liabilities                                         17,623
                                                                           ---------------
              Total liabilities                                                    967,470
                                                                           ---------------
      NET ASSETS                                                           $    43,171,886
                                                                           ===============
NET ASSETS CONSIST OF:
      Paid-in capital                                                      $    34,606,550
      Accumulated net investment loss                                               (1,079)
      Accumulated net realized gain on investments                                 796,492
      Net unrealized appreciation on investments                                 7,769,923
                                                                           ---------------
                                                                           $    43,171,886
                                                                           ===============
SHARES OUTSTANDING:                                                              3,130,275
                                                                           ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:            $         13.79
                                                                           ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                             YEAR ENDED
                                                                          DECEMBER 31, 2003
                                                                          -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends                                                            $       228,492
      Interest                                                                       8,720
                                                                           ---------------
               Total investment income                                             237,212
                                                                           ---------------
EXPENSES:
      Investment management fees (NOTE 3)                                          318,350
      Audit and legal fees                                                          19,584
      Custody fees                                                                  12,511
      Trustee reporting                                                              2,851
      Directors' fees (NOTE 3)                                                       1,965
      Shareholder reporting fees                                                     1,321
                                                                           ---------------
               Total expenses                                                      356,582
      Expenses waived (NOTE 3)                                                      (4,881)
                                                                           ---------------
          Net expenses                                                             351,701
                                                                           ---------------
          NET INVESTMENT LOSS                                                     (114,489)
                                                                           ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain on investment transactions                               3,385,671
      Net change in unrealized appreciation (depreciation)
          on investments                                                         8,075,407
                                                                           ---------------
               NET REALIZED AND UNREALIZED GAIN                                 11,461,078
                                                                           ---------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $    11,346,589
                                                                           ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED           YEAR ENDED
                                                                           DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                           -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                     $    (114,489)       $     (79,386)
     Net realized gain (loss) on investment transactions                         3,385,671             (369,764)
     Net change in unrealized appreciation (depreciation) on investments         8,075,407           (1,390,521)
                                                                             -------------        -------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        11,346,589           (1,839,671)
                                                                             -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net realized gains                                                    (1,853,674)             (51,201)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                            10,475,678           11,264,223
                                                                             -------------        -------------
     TOTAL INCREASE IN NET ASSETS                                               19,968,593            9,373,351
NET ASSETS:
     Beginning of year                                                          23,203,293           13,829,942
                                                                             -------------        -------------
     End of year (including accumulated net investment loss of $1,079 and
       undistributed net investment income of $324, respectively)            $  43,171,886        $  23,203,293
                                                                             =============        =============

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                  12/31/03        12/31/02       12/31/01+
                                                                 ----------      ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    10.13      $    10.84     $    10.00
                                                                 ----------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.04)          (0.03)          0.00~
  Net realized and unrealized gain (loss) on investments               4.32           (0.66)          0.97
                                                                 ----------      ----------     ----------
       Total income (loss) from investment operations                  4.28           (0.69)          0.97
                                                                 ----------      ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                             --              --          (0.00)++
  From net realized gains                                             (0.62)          (0.02)         (0.13)
                                                                 ----------      ----------     ----------
       Total distributions                                            (0.62)          (0.02)         (0.13)
                                                                 ----------      ----------     ----------
NET ASSET VALUE, END OF PERIOD                                   $    13.79      $    10.13     $    10.84
                                                                 ==========      ==========     ==========
TOTAL RETURN(a)                                                       42.25%          (6.34)%         9.69%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $   43,172      $   23,203     $   13,830
  Ratio of expenses to average daily net assets:
     Before expense waiver                                             1.18%           1.29%          1.34%*
     After expense waiver#                                             1.16%           1.16%          1.16%*
  Net investment income (loss) to average daily net assets            (0.38)%         (0.41)%         0.04%*
  Portfolio turnover rate                                                57%             43%            50%**

*     ANNUALIZED.
**    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
~     NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
++    DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEARS ENDED DECEMBER 31, 2002 AND 2003.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve long-term
OBJECTIVE OF THE MML     growth of capital by investing primarily in a
SMALL CAP GROWTH         diversified portfolio of equity securities of smaller
EQUITY FUND?             companies consistent with market capitalizations of
                         companies in the Russell 2000 Index, using a growth-oriented investment strategy

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 48.54%, outpacing the 47.26% return of
                         the Russell 2000 Index, an unmanaged index of 2000
                         small capitalization common stocks and the 38.79% return of the S&P SmallCap 600 Index, a market capitalization-weighted index that measures the performance of 600 domestic small-cap stocks chosen for market size, liquidity and industry group representation. The Fund also performed in line with the 48.55% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell
                         2000 Index sharing characteristics common to the growth universe.

WHAT WAS THE             It was an exciting year for small-cap stocks, as the
INVESTMENT BACKGROUND    Russell 2000 posted a nearly 50% gain. As the war with
DURING THE PERIOD?       Iraq started to wind down, equity markets started their
                         ascent. Spurred by investor confidence, low interest rates, tax cuts and cash-out refinancing, the consumer propped up the economy. Productivity gains further fueled the rally. As is true for an early part of an economic cycle and an atmosphere of declining risk aversion, small-cap stocks outperformed.

WHAT FACTORS             During the third quarter, the Fund outperformed its
CONTRIBUTED TO THE       benchmark on strength in the financials, consumer
FUND'S PERFORMANCE -     discretionary, information technology and health care
AND HOW DID YOU          sectors. These results were partially offset, however,
RESPOND?                 by stock selection within consumer staples, where
                         company-specific earnings projections and disappointing earnings results hampered returns. In the fourth quarter, the Fund benefited from strong stock selection in the technology and consumer discretionary sectors.
                         Conversely, these results were partially offset by unfavorable stock picks in the industrials and financials sectors and the Fund's cash balance.

                         During the fourth quarter, we added stocks in the media and retailing industries. In technology, we initiated positions in a number of new names and traded out of some strong performers as they approached our price targets.

WHAT IS YOUR OUTLOOK?    We enter 2004 with optimism and a degree of caution.
                         While we are confident that there is still considerable upside for most of our holdings, particularly in an accelerating economic environment, we note that the sustainability of the market's 2003 gains remains a concern. Company cost-cutting in both operating and capital budgets has enabled a trickle of revenue growth to become a torrent of earnings and cash flow growth.
                         Furthermore, CFOs' continuing reluctance to spend, despite enormous government stimuli, has resulted in a jobless economic recovery. Lurking in the background are huge budget and trade deficits and a weakening dollar. The compatibility of all of these factors with a rising stock market remains questionable.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

                        MML SMALL CAP GROWTH EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                      American Healthways, Inc.
                      Checkfree Corp.
                      Omnicare, Inc.
                      Dendrite International, Inc.
                      Gentex Corp.
                      MSC Industrial Direct Co. Cl. A
                      AmSurg Corp.
                      O'Reilly Automotive, Inc.
                      Financial Federal Corp.
                      Odyssey Healthcare, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                                            ONE YEAR            AVERAGE ANNUAL
                                        1/1/03 - 12/31/03      5/3/99 - 12/31/03
MML Small Cap
Growth Equity Fund                           48.54%                  6.98%
--------------------------------------------------------------------------------
Russell 2000 Index                           47.26%                  6.97%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           MML SMALL CAP GROWTH EQUITY FUND   RUSSELL 2000 INDEX
 5/3/99                                          $   10,000           $   10,000
  12/99                                          $   16,568           $   11,767
  12/00                                          $   14,270           $   11,411
12/2001                                          $   12,456           $   11,695
12/2002                                          $    9,225           $    9,299
12/2003                                          $   13,702           $   13,694

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                 -------------   ---------------
EQUITIES -- 88.7%

ADVERTISING -- 1.3%
Getty Images, Inc.*                                     12,325   $       617,852
                                                                 ---------------

AEROSPACE & DEFENSE -- 0.5%
Triumph Group, Inc.*                                     6,300           229,320
                                                                 ---------------

AIR TRANSPORTATION -- 0.3%
Northwest Airlines Corp.*                               10,900           137,558
                                                                 ---------------

AUTOMOTIVE & PARTS -- 1.4%
BorgWarner, Inc.                                         1,300           110,591
Dana Corp.                                              13,200           242,220
LKQ Corp.*                                              11,621           208,597
Visteon Corp.                                           12,100           125,961
                                                                 ---------------
                                                                         687,369
                                                                 ---------------

BANKING, SAVINGS & LOANS -- 3.8%
Amcore Financial, Inc.                                   6,900           186,438
Bank of Hawaii Corp.                                     4,400           185,680
Financial Federal Corp.*                                22,425           685,084
Hancock Holding Co.                                      3,950           215,551
Providian Financial Corp.*                              22,800           265,392
Westcorp                                                 6,900           252,195
                                                                 ---------------
                                                                       1,790,340
                                                                 ---------------

BEVERAGES -- 0.9%
The Robert Mondavi Corp.*                               10,700           415,588
                                                                 ---------------

BROADCASTING, PUBLISHING & PRINTING -- 2.6%
Emmis
  Communications Corp.*                                  6,500           175,825
Journal Communications,
  Inc. Cl. A                                            16,100           298,333
Lin TV Corp. Cl. A*                                      7,700           198,737
Playboy Enterprises,
  Inc. Cl. B*                                           17,600           284,416
UnitedGlobalCom,
  Inc. Cl. A*                                           33,100           280,688
                                                                 ---------------
                                                                       1,237,999
                                                                 ---------------

CHEMICALS -- 2.4%
Cabot
  Microelectronics Corp.*                                7,350           360,150
Cytec Industries, Inc.*                                  5,625           215,944
IMC Global, Inc.                                        15,100           149,943
Minerals Technologies, Inc.                              3,700           219,225
SurModics, Inc.*                                         8,200           195,980
                                                                 ---------------
                                                                       1,141,242
                                                                 ---------------

COMMERCIAL SERVICES -- 8.1%
ADVO, Inc.                                               8,200           260,432
The Corporate Executive
  Board Co.*                                            12,100           564,707
Exelixis, Inc.*                                         20,400   $       144,432
Fluor Corp.                                              5,900           233,876
FTI Consulting, Inc.*                                   19,050           445,199
Incyte Corp.*                                           27,000           184,680
ITT Educational
  Services, Inc.*                                       12,350           580,079
Maximus, Inc.*                                          15,325           599,667
MemberWorks, Inc.*                                      11,600           315,172
Netease.com, Inc.
  Sponsored ADR (China)*                                 8,100           298,890
Washington Group
  International, Inc.*                                   7,300           247,981
                                                                 ---------------
                                                                       3,875,115
                                                                 ---------------

COMMUNICATIONS -- 1.5%
McData Corp. Cl. A*                                     21,300           202,989
Sirius Satellite Radio, Inc.*                           35,000           110,600
Tekelec*                                                26,100           405,855
                                                                 ---------------
                                                                         719,444
                                                                 ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.9%
3Com Corp.*                                             26,900           219,773
IDX Systems Corp.*                                       8,500           227,970
                                                                 ---------------
                                                                         447,743
                                                                 ---------------

COMPUTER RELATED SERVICES -- 4.3%
Acxiom Corp.*                                           16,600           308,262
Checkfree Corp.*                                        35,492           981,354
Ingram Micro, Inc. Cl. A*                               18,000           286,200
Sohu.com, Inc.*                                         16,300           489,163
                                                                 ---------------
                                                                       2,064,979
                                                                 ---------------

COMPUTERS & INFORMATION -- 0.5%
Maxtor Corp.*                                           21,700           240,870
                                                                 ---------------

DATA PROCESSING & PREPARATION -- 1.0%
Factset Research
  Systems, Inc.                                         11,825           451,833
                                                                 ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.3%
Agere Systems, Inc. Cl. A*                              89,900           274,195
ASE Test Limited*                                       15,700           235,029
ATMI, Inc.*                                                600            13,884
Cree, Inc.*                                             24,950           441,365
Gentex Corp.                                            17,350           766,176
Moog, Inc. Cl. A*                                        5,300           261,820
ON Semiconductor Corp.*                                 53,500           345,075
Power Integrations, Inc.*                                7,000           234,220
Quantum Fuel Systems
  Technologies
  Worldwide Corp.*                                       9,800            78,792
Sigmatel, Inc.*                                          6,160           152,029
Visx, Inc.*                                             25,200           583,380
Wilson Greatbatch
  Technologies, Inc.*                                   13,610   $       575,295
                                                                 ---------------
                                                                       3,961,260
                                                                 ---------------

ENERGY -- 3.9%
CAL Dive International, Inc.*                            9,000           216,990
Grey Wolf, Inc.*                                        65,600           245,344
Newfield Exploration Co.*                               13,750           612,425
Peabody Energy Corp.                                     6,400           266,944
Premcor, Inc.*                                           5,600           145,600
TETRA Technologies, Inc.*                                7,200           174,528
UGI Corp.                                                6,500           220,350
                                                                 ---------------
                                                                       1,882,181
                                                                 ---------------

ENTERTAINMENT & LEISURE -- 1.5%
AMC Entertainment, Inc.*                                18,000           273,780
Callaway Golf Co.                                       15,800           266,230
Churchill Downs, Inc.                                    4,900           177,385
                                                                 ---------------
                                                                         717,395
                                                                 ---------------

FINANCIAL SERVICES -- 1.9%
Affiliated Managers
  Group, Inc.*                                           3,000           208,770
The Chicago
  Mercantile Exchange                                    5,800           419,688
Investment Technology
  Group, Inc.*                                          16,850           272,127
                                                                 ---------------
                                                                         900,585
                                                                 ---------------

FOODS -- 2.4%
American Italian
  Pasta Co. Cl. A*                                      15,550           651,545
Sensient Technologies Corp.                              9,500           187,815
Smithfield Foods, Inc.*                                  4,900           101,430
Wild Oats Markets, Inc.*                                15,600           201,708
                                                                 ---------------
                                                                       1,142,498
                                                                 ---------------

HEALTHCARE -- 9.5%
Allscripts Healthcare
  Solutions, Inc.*                                      47,100           250,572
American Healthways, Inc.*                              42,200         1,007,314
AmSurg Corp.*                                           19,000           719,910
Beverly Enterprises, Inc.*                              27,000           231,930
Coventry Health Care, Inc.*                              3,700           238,613
Genesis HealthCare Corp.*                                4,100            93,398
Human Genome
  Sciences, Inc.*                                       12,400           164,300
Humana, Inc.*                                           14,200           324,470
Manor Care, Inc.                                         9,100           314,587
Matria Healthcare, Inc.*                                 7,600           160,588
Odyssey Healthcare, Inc.*                               22,550           659,813
Triad Hospitals, Inc.*                                  10,800           359,316
                                                                 ---------------
                                                                       4,524,811
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                 -------------   ---------------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.5%
Furniture Brands
  International, Inc.                                    8,025   $       235,373
                                                                 ---------------

HOUSEHOLD PRODUCTS -- 0.7%
Ferro Corp.                                              9,900           269,379
Trex Company, Inc.*                                      1,200            45,576
                                                                 ---------------
                                                                         314,955
                                                                 ---------------

INFORMATION RETRIEVAL SERVICES -- 1.2%
Agile Software Corp.*                                   20,000           198,000
CoStar Group, Inc.*                                      2,400           100,032
Sina Corp.*                                              8,000           270,000
                                                                 ---------------
                                                                         568,032
                                                                 ---------------

INSURANCE -- 0.5%
Reinsurance
  Group of America, Inc.                                 5,600           216,440
                                                                 ---------------

LODGING -- 1.9%
Aztar Corp.*                                            12,300           276,750
Vail Resorts, Inc.*                                     35,750           607,750
                                                                 ---------------
                                                                         884,500
                                                                 ---------------

MACHINERY & COMPONENTS -- 2.3%
Agco Corp.*                                             13,700           275,918
Helix Technology Corp.                                   7,400           152,292
Kennametal, Inc.                                         6,600           262,350
Techtronic Industries
  Co. Sponsored ADR
  (Hong Kong)                                           18,400           255,372
Ultratech, Inc.*                                         5,200           152,724
                                                                 ---------------
                                                                       1,098,656
                                                                 ---------------

MEDICAL SUPPLIES -- 2.9%
Arrow International, Inc.                                8,700           217,326
Cholestech Corp.*                                        1,597            12,185
CONMED Corp.*                                            7,900           188,020
CTI Molecular
  Imaging, Inc.*                                        14,000           236,740
Kensey Nash Corp.*                                       5,300           123,225
PSS World Medical, Inc.*                                15,200           183,464
Resmed, Inc.*                                            6,700           278,318
Sequenom, Inc.*                                         38,000           120,840
                                                                 ---------------
                                                                       1,360,118
                                                                 ---------------

METALS & MINING -- 0.5%
Precision Castparts Corp.                                5,500           249,755
                                                                 ---------------

PHARMACEUTICALS -- 3.3%
Abgenix, Inc.*                                          10,200           127,092
Angiotech
  Pharmaceuticals, Inc.*                                 5,300           243,800
The Medicines Co.*                                       5,800           170,868
Omnicare, Inc.                                          20,550   $       830,014
Pharmaceutical
  Resources, Inc.*                                       3,400           221,510
                                                                 ---------------
                                                                       1,593,284
                                                                 ---------------

PREPACKAGED SOFTWARE -- 7.1%
Cerner Corp.*                                           15,475           585,729
Dendrite International, Inc.*                           52,950           829,727
EPIQ Systems, Inc.*                                     20,900           358,017
Hyperion Solutions Corp.*                                6,200           186,868
Informatica Corp.*                                      17,000           175,100
Red Hat, Inc.*                                          27,600           518,052
Sanchez Computer
  Associates, Inc.*                                     24,500           101,675
SonicWALL, Inc.*                                        25,100           195,780
Take-Two Interactive
  Software, Inc.*                                       15,550           447,996
                                                                 ---------------
                                                                       3,398,944
                                                                 ---------------

REAL ESTATE -- 0.5%
Host Marriott Corp.*                                    19,500           240,240
                                                                 ---------------

RESTAURANTS -- 0.3%
Krispy Kreme
  Doughnuts, Inc.*                                       4,500           164,700
                                                                 ---------------

RETAIL -- 5.3%
The Bombay Co., Inc.*                                   25,300           205,942
Borders Group, Inc.*                                    10,500           230,160
Foot Locker, Inc.                                       18,000           422,100
Linens 'N Things, Inc.*                                  5,900           177,472
MSC Industrial Direct
  Co. Cl. A                                             27,775           763,813
O'Reilly Automotive, Inc.*                              18,675           716,373
                                                                 ---------------
                                                                       2,515,860
                                                                 ---------------

TELEPHONE UTILITIES -- 1.2%
General Communication,
  Inc. Cl. A*                                           20,800           180,960
Nextel Partners, Inc. Cl. A*                            30,100           404,845
                                                                 ---------------
                                                                         585,805
                                                                 ---------------

TRANSPORTATION -- 3.5%
CNF, Inc.                                                6,800           230,520
EGL, Inc.*                                              10,800           189,648
GATX Corp.                                              11,600           324,568
J.B. Hunt Transport
  Services, Inc.*                                       19,600           529,396
Kansas City Southern*                                   28,175           403,466
                                                                 ---------------
                                                                       1,677,598
                                                                 ---------------

TOTAL EQUITIES
(COST $32,611,624)                                                    42,290,242
                                                                 ---------------

                                                   PRINCIPAL         MARKET
                                                    AMOUNT            VALUE
                                                 -------------   ---------------
SHORT-TERM INVESTMENTS -- 31.3%

CASH EQUIVALENTS -- 21.6%**
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 01/15/2004                              $      27,958   $        27,958
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 02/17/2004                                    147,725           147,725
Bank of Nova Scotia
  Eurodollar Time Deposit
  1.080% 03/03/2004                                    443,176           443,176
Bank of Scotland
  Eurodollar Time Deposit
  1.060% 04/02/2004                                    110,793           110,793
Bank of the West
  Eurodollar Time Deposit
  1.075% 01/14/2004                                    110,793           110,793
Barclays Eurodollar
   Time Deposit
  1.090% 03/05/2004                                    369,313           369,313
BNP Paribas
  Eurodollar Time Deposit
  0.970% 01/07/2004                                    147,725           147,725
Canadian Imperial
  Bank of Commerce
  Bank Note
  0.990% 05/18/2004                                    738,625           738,625
Citigroup
  Eurodollar Time Deposit
  1.080% 01/05/2004                                     73,863            73,863
Citigroup
  Eurodollar Time Deposit
  1.090% 03/04/2004                                    295,451           295,451
Citigroup
  Eurodollar Time Deposit
  1.100% 01/22/2004                                     73,863            73,863
Credit Agricole Indosuez
  Eurodollar Time Deposit
  1.080% 01/06/2004                                    760,784           760,784
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                    406,245           406,245
Fannie Mae Discount Note
  1.062% 01/02/2004                                    221,588           221,588
Fleet National Bank
  Bank Note
  1.000% 01/21/2004                                    369,313           369,313
Freddie Mac Discount Note
  1.062% 01/27/2004                                    294,841           294,841
General Electric
  Capital Corp.
  1.092% 01/05/2004                                    368,643           368,643

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   ---------------
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                              $     147,725   $       147,725
Harris Trust &
  Savings Bank
  Eurodollar Time Deposit
  1.050% 01/29/2004                                     81,249            81,249
Merrill Lynch Premier
  Institutional Money
  Market Fund                                          508,183           508,183
Merrimac Money
  Market Fund                                        1,226,119         1,226,119
Morgan Stanley
  Dean Witter & Co.
  1.080% 01/29/2004                                    384,085           384,085
National Bank of
  Commerce Bank Note
  1.120% 05/19/2004                                    184,656           184,656
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 02/27/2004                                    184,656           184,656
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/09/2004                                    147,725           147,725
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/15/2004                                    369,313           369,313
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.090% 03/03/2004                                    184,656           184,656
Southtrust Bank
  Eurodollar Time Deposit
  1.090% 02/17/2004                                    221,588           221,588
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.080% 02/04/2004                                    184,656           184,656
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.085% 01/15/2004                                    184,656           184,656
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.090% 02/24/2004                                    369,313           369,313
Toronto Dominion Bank
  Eurodollar Time Deposit
  1.100% 01/08/2004                                     73,863            73,863
Wells Fargo
  Eurodollar Time Deposit
  1.070% 01/20/2004                              $     886,352   $       886,352
                                                                 ---------------
                                                                      10,299,494
                                                                 ---------------

REPURCHASE AGREEMENT -- 9.7%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2003, 0.72%,
  due 01/02/2004(a)                                  4,629,791         4,629,791
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   14,929,285
                                                                 ---------------

TOTAL INVESTMENTS -- 120.0%
(Cost $47,540,909)***                                                 57,219,527

OTHER ASSETS/
(LIABILITIES) -- (20.0%)                                              (9,532,626)
                                                                 ---------------

NET ASSETS -- 100.0%                                             $    47,686,901
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE7)
(a) Maturity value of $4,629,976. Collateralized by U.S. Government Agency obligation with a rate of 1.613%, maturity date of 01/15/2028, and an aggregate market value, including accrued interest, of $4,861,532.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                              DECEMBER 31, 2003
                                                                                              -----------------
ASSETS:
      Investments, at value (cost $32,611,624) (NOTE 2)                                        $    42,290,242
      Short-term investments, at amortized cost (NOTE 2)                                            14,929,285
                                                                                               ---------------
          Total Investments (including securities on loan with market values of $9,868,688)         57,219,527
      Cash                                                                                             772,481
      Receivables from:
          Investments sold                                                                             391,126
          Investment adviser (NOTE 3)                                                                    3,028
          Fund shares sold                                                                             104,129
          Interest and dividends                                                                        10,478
                                                                                               ---------------
               Total assets                                                                         58,500,769
                                                                                               ---------------
LIABILITIES:
      Payables for:
          Investments purchased                                                                        440,601
          Fund shares repurchased                                                                          113
          Securities on loan (NOTE 2)                                                               10,299,494
          Directors' fees and expenses (NOTE 3)                                                          4,514
          Affiliates (NOTE 3):
               Investment management fees                                                               45,226
      Accrued expense and other liabilities                                                             23,920
                                                                                               ---------------
               Total liabilities                                                                    10,813,868
                                                                                               ---------------
      NET ASSETS                                                                               $    47,686,901
                                                                                               ===============
NET ASSETS CONSIST OF:
      Paid-in capital                                                                          $    57,565,366
      Accumulated net investment loss                                                                   (3,923)
      Accumulated net realized loss on investments                                                 (19,553,160)
      Net unrealized appreciation on investments                                                     9,678,618
                                                                                               ---------------
                                                                                               $    47,686,901
                                                                                               ===============
SHARES OUTSTANDING:                                                                                  4,089,226
                                                                                               ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                $         11.66
                                                                                               ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 2003
                                                                                              -----------------
INVESTMENT INCOME (NOTE 2):
     Dividends (net of withholding tax of $53)                                                 $        99,759
     Interest (including securities lending income of $16,424)                                          25,793
                                                                                               ---------------
             Total investment income                                                                   125,552
                                                                                               ---------------
EXPENSES:
     Investment management fees (NOTE 3)                                                               370,386
     Custody fees                                                                                       23,525
     Audit and legal fees                                                                               20,161
     Trustee reporting                                                                                  13,446
     Directors' fees (NOTE 3)                                                                            2,227
     Shareholder reporting fees                                                                          1,613
                                                                                               ---------------
             Total expenses                                                                            431,358
     Expenses waived (NOTE 3)                                                                          (23,072)
     Fees paid indirectly (NOTE 3)                                                                      (9,875)
                                                                                               ---------------
         Net expenses                                                                                  398,411
                                                                                               ---------------
         NET INVESTMENT LOSS                                                                          (272,859)
                                                                                               ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment transactions                                                    1,394,593
     Net change in unrealized appreciation (depreciation) on investments                            12,478,220
                                                                                               ---------------
             NET REALIZED AND UNREALIZED GAIN                                                       13,872,813
                                                                                               ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $    13,599,954
                                                                                               ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED           YEAR ENDED
                                                                            DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                            -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                      $    (272,859)       $    (304,389)
     Net realized gain (loss) on investment transactions                          1,394,593           (6,838,311)
     Net change in unrealized appreciation (depreciation) on investments         12,478,220           (4,293,549)
                                                                              -------------        -------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          13,599,954          (11,436,249)
                                                                              -------------        -------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                              7,302,485          (10,762,040)
                                                                              -------------        -------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                     20,902,439          (22,198,289)
NET ASSETS:
     Beginning of year                                                           26,784,462           48,982,751
                                                                              -------------        -------------
     End of year (including accumulated net investment loss of $3,923
       and $3,126, respectively)                                              $  47,686,901        $  26,784,462
                                                                              =============        =============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                        12/31/03       12/31/02       12/31/01       12/31/00         12/31/99+
                                                       ----------     ----------     ----------     ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     7.85     $    10.60     $    12.20     $    16.15       $    10.00
                                                       ----------     ----------     ----------     ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                       (0.07)         (0.09)         (0.06)         (0.01)***        (0.01)
  Net realized and unrealized gain (loss)
     on investments                                          3.88          (2.66)         (1.49)         (2.09)            6.58
                                                       ----------     ----------     ----------     ----------       ----------
       Total income (loss) from investment
          operations                                         3.81          (2.75)         (1.55)         (2.10)            6.57
                                                       ----------     ----------     ----------     ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                      --             --          (0.05)         (1.85)           (0.42)
                                                       ----------     ----------     ----------     ----------       ----------
NET ASSET VALUE, END OF PERIOD                         $    11.66     $     7.85     $    10.60     $    12.20       $    16.15
                                                       ==========     ==========     ==========     ==========       ==========
       TOTAL RETURN(a)                                      48.54%        (25.94)%       (12.71)%       (13.87)%          65.68%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $   47,687     $   26,784     $   48,983     $   70,380       $   47,877
  Ratio of expenses to average daily net assets:
     Before expense waiver                                   1.25%          1.24%          1.15%          1.25%            0.96%**
     After expense waiver#                                   1.16%(b)       1.16%(b)        N/A           1.18%            0.79%**
  Net investment loss to average daily net assets           (0.79)%        (0.84)%        (0.46)%        (0.04)%          (0.07)%**
  Portfolio turnover rate                                      59%            53%           104%            95%              75%**

**    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000, 2002 AND 2003.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve capital
OBJECTIVE OF THE MML     appreciation by investing primarily in a diversified
EMERGING GROWTH FUND?    portfolio of equity securities of smaller, emerging
                         growth companies, using a growth-oriented investment strategy.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 45.76%, which trailed the 47.26% return
                         of the Russell 2000 Index, an unmanaged index of 2000 small capitalization common stocks.

WHAT WAS THE             During the third quarter, companies posted better
INVESTMENT BACKGROUND    performance than they did in comparative periods in the
DURING THE PERIOD?       past. Positive earnings revisions during the timeframe
                         ran 2:1 over downward revisions. For the full year, small-cap investors favored the smallest of small-cap stocks, and they favored lower quality. In many cases, companies with the poorest fundamentals performed the best.

WHAT FACTORS             During the third quarter, strong performers included
CONTRIBUTED TO THE       the technology sector (where specialty semiconductor
FUND'S PERFORMANCE -     manufacturers produced some of the best gains) and the
AND HOW DID YOU          biotechnology segment of the health care sector. In the
RESPOND?                 fourth quarter, we maintained an overweight position in
                         the technology sector, with an approximate 30% weighting versus the benchmark's 23%.

                         Also in the third quarter, we maintained an approximate 26% weighting to the broad consumer sector, relative to about a 20% weighting in the benchmark. This weighting expanded in large part through appreciation of certain retailers and Internet-related positions. Many of these positions have the highest revenue and earnings growth rates in the portfolio. Slower-growing consumer services companies provided mixed investment results in the quarter.

                         Technology hardware, which had been a source of returns all year, continued the positive trend in the fourth quarter. Conversely, a detractor from performance in the closing quarter was our underweight relative to the benchmark in the materials/processing sector, which produced the greatest total return in the benchmark, contributing 104 basis points to the index. Growth investors had moved into these stocks to take advantage of favorable supply/demand patterns in base metals and natural resources, but since these companies typically do not produce the sort of secular revenue and earnings growth we look for in our definition of growth, we do not tend to hold a strong position in that sector.

WHAT IS YOUR OUTLOOK?    We believe our universe of companies offers further
                         upside potential, particularly relative to the benchmark. We have experienced solid price/earnings multiple expansion, and if earnings results come in as we expect, we believe there is room for further multiple expansion as investors return to higher quality companies with more sustainable growth characteristics. We have seen indicators of this trend in the early weeks of 2004.

                            MML EMERGING GROWTH FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                     O2Micro International Limited
                     Navigant Consulting, Inc.
                     Anteon International Corp.
                     M-Systems Flash Disk Pioneers Limited
                     Salix Pharmaceuticals Limited
                     United Surgical Partners International, Inc.
                     Infospace, Inc.
                     Urban Outfitters, Inc.
                     Altiris, Inc.
                     Ask Jeeves, Inc.

GROWTH OF A $10,000 INVESTMENT

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                   SINCE INCEPTION
                                  ONE YEAR         AVERAGE ANNUAL
                              1/1/03 - 12/31/03   5/1/00 - 12/31/03
MML Emerging Growth Fund          45.76%              -16.49%
Russell 2000 Index                47.26%                4.04%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               MML EMERGING GROWTH FUND   RUSSELL 2000 INDEX
 5/1/2000             $    10,000            $   10,000
    12/00             $     7,350            $    9,636
12/1/2001             $     6,150            $    9,876
12/2/2002             $     3,540            $    7,853
12/3/2003             $     5,160            $   11,564

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
EQUITIES -- 95.3%

ADVERTISING  0.9%
Valueclick, Inc.*                                          9,650   $      87,622
                                                                   -------------

AEROSPACE & DEFENSE -- 0.7%
Engineered Support
  Systems, Inc.                                              800          44,048
MTC Technologies, Inc.*                                      800          25,776
                                                                   -------------
                                                                          69,824
                                                                   -------------

AIR TRANSPORTATION -- 1.0%
Forward Air Corp.*                                         1,700          46,750
Pinnacle Airlines Corp.*                                   3,700          51,393
                                                                   -------------
                                                                          98,143
                                                                   -------------

APPAREL, TEXTILES & SHOES -- 4.1%
Aeropostale, Inc.*                                         1,300          35,646
bebe stores, inc.*                                         1,250          32,487
Christopher & Banks Corp.                                  2,600          50,778
Deckers Outdoor Corp.*                                       900          18,450
Guess ?, Inc.*                                             2,800          33,796
K-Swiss, Inc. Cl. A                                        1,650          39,699
Oxford Industries, Inc.                                    1,550          52,514
Pacific Sunwear of
  California, Inc.*                                          900          19,008
Urban Outfitters, Inc.*                                    3,600         133,380
                                                                   -------------
                                                                         415,758
                                                                   -------------

AUTOMOTIVE & PARTS -- 0.9%
United Auto Group, Inc.                                    2,750          86,075
                                                                   -------------
BANKING, SAVINGS & LOANS -- 2.3%
Franklin Bank Corp.*                                       1,250          23,750
NetBank, Inc.                                              5,100          68,085
PrivateBancorp, Inc.                                       1,450          66,004
Silicon Valley Bancshares*                                 1,500          54,105
World Acceptance Corp.*                                      950          18,914
                                                                   -------------
                                                                         230,858
                                                                   -------------

BEVERAGES -- 0.3%
Peet's Coffee & Tea, Inc.*                                 1,850          32,208
                                                                   -------------

BUILDING MATERIALS & CONSTRUCTION  0.4%
Merge Technologies, Inc.*                                  2,450          43,218
                                                                   -------------

CHEMICALS -- 0.8%
Applied Films Corp.*                                       2,450          80,899
                                                                   -------------

COMMERCIAL SERVICES -- 5.5%
BioReliance Corp.*                                           400          19,128
Bright Horizons Family
  Solutions, Inc.*                                         1,300          54,600
eResearch
  Technology, Inc.*                                        4,175         106,128
Exact Sciences Corp.*                                      3,400          34,408
Ipass, Inc.*                                               2,900   $      46,487
Navigant Consulting, Inc.*                                 8,600         162,196
Omnicell, Inc.*                                            5,250          85,050
Pharmaceutical Product
  Development, Inc.*                                       1,650          44,500
                                                                   -------------
                                                                         552,497
                                                                   -------------

COMMUNICATIONS -- 2.8%
Alvarion Limited*                                          3,100          35,805
AudioCodes Limited*                                        4,850          50,634
Ditech
  Communications Corp.*                                    2,250          42,975
Mindspeed
  Technologies, Inc.*                                      9,500          65,075
Sonus Networks, Inc.*                                      6,000          45,360
Verisity Limited*                                          3,400          43,350
                                                                   -------------
                                                                         283,199
                                                                   -------------

COMPUTER & DATA PROCESSING SERVICES -- 1.5%
Anteon
  International Corp.*                                     4,250         153,212
                                                                   -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.8%
NetScreen
  Technologies, Inc.*                                      3,150          77,962
                                                                   -------------

COMPUTER PROGRAMMING SERVICES -- 2.3%
Business Objects
  SA Sponsored ADR
  (France)*                                                3,250         112,677
Callidus Software, Inc.*                                     450           7,960
Cognizant Technology
  Solutions Corp.*                                         1,150          52,486
Macromedia, Inc.*                                          3,200          57,088
                                                                   -------------
                                                                         230,211
                                                                   -------------

COMPUTER RELATED SERVICES -- 2.9%
Carreker Corp.*                                            1,250          17,512
Checkfree Corp.*                                           2,000          55,300
CNET Networks, Inc.*                                      11,300          77,066
Digitas, Inc.*                                             4,650          43,338
eSpeed, Inc. Cl. A*                                        1,750          40,967
NetFlix, Inc.*                                             1,100          60,159
                                                                   -------------
                                                                         294,342
                                                                   -------------

COMPUTERS & INFORMATION -- 3.1%
Emulex Corp.*                                              2,200          58,696
M-Systems Flash Disk
  Pioneers Limited*                                        8,650         149,472
Scientific Games
  Corp. Cl. A*                                             2,350          39,973
SRA International,
  Inc. Cl. A*                                              1,500          64,650
                                                                   -------------
                                                                         312,791
                                                                   -------------

DATA PROCESSING & PREPARATION -- 0.1%
HomeStore, Inc.*                                           2,050   $       9,696
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 12.2%
August Technology Corp.*                                   4,250          78,837
Ceradyne, Inc.*                                            1,400          47,684
Credence Systems Corp.*                                    7,250          95,410
ESS Technology, Inc.*                                      2,750          46,777
Exar Corp.*                                                2,750          46,970
FormFactor, Inc.*                                          2,600          51,480
Ixia*                                                      4,100          47,970
Mobility Electronics, Inc.*                                3,900          34,870
O2Micro
  International Limited*                                  10,400         232,960
OmniVision
  Technologies, Inc.*                                      1,100          60,775
Photon Dynamics, Inc.*                                     2,200          88,528
Pixelworks, Inc.*                                            100           1,104
PLX Technology, Inc.*                                      5,500          48,675
Power Integrations, Inc.*                                  2,800          93,688
Sigmatel, Inc.*                                            2,550          62,934
Silicon Laboratories, Inc.*                                  750          32,415
Silicon Storage
  Technology, Inc.*                                        3,050          33,550
Superconductor
  Technologies, Inc.*                                      3,100          17,298
Tessera Technologies, Inc.*                                  500           9,405
Trident Microsystems, Inc.*                                3,150          54,873
Virage Logic Corp.*                                        4,200          42,714
                                                                   -------------
                                                                       1,228,917
                                                                   -------------

ENTERTAINMENT & LEISURE -- 2.1%
Alliance Gaming Corp.*                                     5,150         126,947
Multimedia Games, Inc.*                                    1,300          53,430
Penn National Gaming, Inc.*                                1,250          28,850
                                                                   -------------
                                                                         209,227
                                                                   -------------

FINANCIAL SERVICES -- 3.2%
Accredited Home Lenders
  Holding Co.*                                             1,800          55,080
Affiliated Managers
  Group, Inc.*                                               650          45,233
AmeriCredit Corp.*                                         1,850          29,470
Boston Private Financial
  Holdings, Inc.                                           4,300         106,812
CapitalSource, Inc.*                                       1,900          41,192
Saxon Capital, Inc.*                                       1,950          40,852
                                                                   -------------
                                                                         318,639
                                                                   -------------

HEALTHCARE -- 4.6%
Accredo Health, Inc.*                                      2,750          86,927
American Healthways, Inc.*                                 2,150          51,320
Covance, Inc.*                                             1,500          40,200

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
Odyssey Healthcare, Inc.*                                  1,050   $      30,723
Sunrise Senior Living, Inc.*                               2,350          91,039
United Surgical Partners
  International, Inc.*                                     4,150         138,942
VistaCare, Inc. Cl. A*                                       800          28,120
                                                                   -------------
                                                                         467,271
                                                                   -------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.7%
Select Comfort Corp.*                                      2,650          65,614
                                                                   -------------

INFORMATION RETRIEVAL SERVICES -- 4.2%
Agile Software Corp.*                                      2,850          28,215
Ask Jeeves, Inc.*                                          7,200         130,464
Autobytel, Inc.*                                           3,250          29,510
CoStar Group, Inc.*                                        2,500         104,200
Infospace, Inc.*                                           5,800         133,690
NIC, Inc.*                                                   200           1,606
                                                                   -------------
                                                                         427,685
                                                                   -------------

INSURANCE -- 0.9%
AMERIGROUP Corp.*                                            700          29,855
Infinity Property &
  Casualty Corp.                                             950          31,397
ProAssurance Corp.*                                          950          30,542
                                                                   -------------
                                                                          91,794
                                                                   -------------

INTERNET SOFTWARE -- 1.4%
Chordiant Software, Inc.*                                  2,850          15,533
WebEx
  Communications, Inc.*                                    6,400         128,640
                                                                   -------------
                                                                         144,173
                                                                   -------------

LODGING -- 0.4%
Station Casinos, Inc.                                      1,350          41,351
                                                                   -------------

MACHINERY & COMPONENTS -- 1.0%
Ultratech, Inc.*                                           3,450         101,327
                                                                   -------------

MEDICAL SUPPLIES -- 5.6%
Advanced Neuromodulation
  Systems, Inc.*                                             825          37,934
Align Technology, Inc.*                                    2,950          48,734
Closure Medical Corp.*                                     3,000         101,790
I-Flow Corp.*                                              2,050          28,516
Intuitive Surgical, Inc.*                                  2,950          50,416
Inveresk Research
  Group, Inc.*                                             2,200          54,406
Kyphon, Inc.*                                              2,650          65,800
LTX Corp.*                                                 2,450          36,824
Orthologic Corp.*                                          4,850   $      29,731
Ventana Medical
  Systems, Inc.*                                           2,000          78,800
Wright Medical
  Group, Inc.*                                             1,100          33,484
                                                                   -------------
                                                                         566,435
                                                                   -------------

METALS & MINING -- 0.8%
Steel Dynamics, Inc.*                                      3,250          76,343
                                                                   -------------

PHARMACEUTICALS -- 13.6%
Adolor Corp.*                                              3,510          70,270
Alexion
  Pharmaceuticals, Inc.*                                   3,800          64,676
Angiotech
  Pharmaceuticals, Inc.*                                   1,300          59,800
Atherogenics, Inc.*                                        6,950         103,903
Atrix Labs, Inc.*                                          2,350          56,494
Discovery
  Laboratories, Inc.*                                      4,300          45,107
EPIX Medical, Inc.*                                        3,600          58,608
Ilex Oncology, Inc.*                                       1,650          35,063
Impax Laboratories, Inc.*                                  1,750          25,183
Inspire
  Pharmaceuticals, Inc.*                                   2,750          38,940
K-V Pharmaceutical
  Co. Cl. A*                                               3,525          89,888
Martek Biosciences Corp.*                                  1,050          68,219
The Medicines Co.*                                         3,700         109,002
Nabi Biopharmaceuticals*                                   5,550          70,541
Onyx
  Pharmaceuticals, Inc.*                                   2,750          77,633
Penwest
  Pharmaceuticals Co.*                                     4,600          79,488
Regeneration
  Technologies, Inc.*                                      4,650          50,964
Salix
  Pharmaceuticals Limited*                                 6,250         141,688
Serologicals Corp.*                                          800          14,880
Telik, Inc.*                                               3,450          79,385
Vicuron
  Pharmaceuticals, Inc.*                                   1,350          25,178
                                                                   -------------
                                                                       1,364,910
                                                                   -------------

PREPACKAGED SOFTWARE -- 8.3%
Altiris, Inc.*                                             3,650         133,152
Dendrite
  International, Inc.*                                     4,350          68,165
Informatica Corp.*                                         2,600          26,780
Magma Design
  Automation, Inc.*                                        5,100   $     119,034
Micromuse, Inc.*                                           4,900          33,810
MicroStrategy, Inc. Cl. A*                                 2,050         107,584
Packeteer, Inc.*                                           2,450          41,601
Quest Software, Inc.*                                      4,200          59,640
Red Hat, Inc.*                                             4,800          90,096
Retek, Inc.*                                               6,800          63,104
United Online, Inc.*                                       5,625          94,444
                                                                   -------------
                                                                         837,410
                                                                   -------------

RESTAURANTS -- 1.3%
Chicago Pizza &
  Brewery, Inc.*                                           4,600          68,632
RARE Hospitality
  International, Inc.*                                     2,450          59,878
                                                                   -------------
                                                                         128,510
                                                                   -------------

RETAIL -- 4.1%
1-800-Flowers.com, Inc.*                                   4,850          53,641
Cost Plus, Inc.*                                           3,050         125,050
CSK Auto Corp.*                                            1,650          30,971
Kenneth Cole Productions,
  Inc. Cl. A                                               1,500          44,100
Kirkland's, Inc.*                                          2,750          48,565
Restoration
  Hardware, Inc.*                                          3,350          15,913
The Sports Authority, Inc.*                                2,350          90,240
                                                                   -------------
                                                                         408,480
                                                                   -------------

RETAIL - INTERNET -- 0.5%
Priceline.com, Inc.*                                       2,833          50,711
                                                                   -------------
TOTAL EQUITIES
(COST $8,640,655)                                                      9,587,312
                                                                   -------------

WARRANTS -- 0.1%

INFORMATION RETRIEVAL SERVICES
InterActive Corp.*                                           332          14,176
                                                                   -------------

TOTAL WARRANTS
(COST $2,576)                                                             14,176
                                                                   -------------

TOTAL LONG TERM INVESTMENTS
(COST $8,643,231)                                                      9,601,488
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
SHORT-TERM INVESTMENTS -- 7.8%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2003, 0.72%,
  due 01/02/2004(a)                                $     780,113   $     780,113
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      780,113
                                                                   -------------

TOTAL INVESTMENTS -- 103.2%
(COST $9,423,344)**                                                   10,381,601

OTHER ASSETS/
(LIABILITIES) -- (3.2%)                                                 (317,558)
                                                                   -------------

NET ASSETS -- 100.0%                                               $  10,064,043
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
 *    Non-income producing security.
 **   Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $780,144. Collateralized by U.S. Government Agency obligation with a rate of 3.61%, maturity date of 03/25/2022, and an aggregate market value, including accrued interest, of $819,118.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                               DECEMBER 31, 2003
                                                               -----------------
ASSETS:
        Investments, at value (cost $8,643,231) (NOTE 2)       $       9,601,488
        Short-term investments, at amortized cost (NOTE 2)               780,113
                                                               -----------------
            Total Investments                                         10,381,601
        Receivables from:
            Investments sold                                             396,328
            Investment adviser (NOTE 3)                                    6,618
            Fund shares sold                                              47,957
            Interest and dividends                                           268
                                                               -----------------
   Total assets                                                       10,832,772
                                                               -----------------
LIABILITIES:
        Payables for:
            Investments purchased                                        698,169
            Fund shares repurchased                                       34,744
            Directors' fees and expenses (NOTE 3)                          2,007
            Affiliates (NOTE 3):
                 Investment management fees                                9,358
        Accrued expense and other liabilities                             24,451
                                                               -----------------
                 Total liabilities                                       768,729
                                                               -----------------
        NET ASSETS                                             $      10,064,043
                                                               =================
NET ASSETS CONSIST OF:
        Paid-in capital                                        $      18,280,232
        Accumulated net investment loss                                   (1,883)
        Accumulated net realized loss on investments                  (9,172,563)
        Net unrealized appreciation on investments                       958,257
                                                               -----------------
                                                               $      10,064,043
                                                               =================
SHARES OUTSTANDING:                                                    1,951,043
                                                               =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE:                                                   $            5.16
                                                               =================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                               DECEMBER 31, 2003
                                                               -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                              $           2,549
        Interest                                                           2,173
                                                               -----------------
                 Total investment income                                   4,722
                                                               -----------------
EXPENSES:
        Investment management fees (NOTE 3)                               68,165
        Custody fees                                                      46,484
        Audit and legal fees                                              19,077
        Trustee reporting                                                 13,446
        Directors' fees (NOTE 3)                                             420
        Shareholder reporting fees                                           319
                                                               -----------------
                 Total expenses                                          147,911
        Expenses waived (NOTE 3)                                         (72,606)
                                                               -----------------
            Net expenses                                                  75,305
                                                               -----------------
            NET INVESTMENT LOSS                                          (70,583)
                                                               -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                   1,222,283
        Net change in unrealized appreciation (depreciation)
          on investments                                               1,137,693
                                                               -----------------
                 NET REALIZED AND UNREALIZED GAIN                      2,359,976
                                                               -----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $       2,289,393
                                                               =================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED           YEAR ENDED
                                                                     DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                     -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                          $         (70,583)   $        (100,440)
        Net realized gain (loss) on investment transactions                  1,222,283           (3,995,193)
        Net change in unrealized appreciation (depreciation)
          on investments                                                     1,137,693           (1,269,505)
                                                                     -----------------    -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
              OPERATIONS                                                     2,289,393           (5,365,138)
                                                                     -----------------    -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                         3,441,673           (2,486,260)
                                                                     -----------------    -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                              5,731,066           (7,851,398)
NET ASSETS:
        Beginning of year                                                    4,332,977           12,184,375
                                                                     -----------------    -----------------
        End of year (including accumulated net investment loss of
           $1,883 and $1,732, respectively)                          $      10,064,043    $       4,332,977
                                                                     =================    =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED    YEAR ENDED       YEAR ENDED   PERIOD ENDED
                                                              12/31/03      12/31/02         12/31/01     12/31/00+
                                                             ----------    ----------       ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $     3.54    $     6.15       $     7.34    $    10.00
                                                             ----------    ----------       ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                             (0.04)        (0.05)***        (0.04)        (0.04)***
  Net realized and unrealized gain (loss) on investments           1.66         (2.56)           (1.15)        (2.62)
                                                             ----------    ----------       ----------    ----------
       Total income (loss) from investment operations              1.62         (2.61)           (1.19)        (2.66)
                                                             ----------    ----------       ----------    ----------
NET ASSET VALUE, END OF PERIOD                               $     5.16    $     3.54       $     6.15    $     7.34
                                                             ==========    ==========       ==========    ==========
TOTAL RETURN(a)                                                   45.76%       (42.44)%         (16.33)%      (26.50)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $   10,064    $    4,333       $   12,184    $   11,095
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         2.28%         1.76%            1.37%         1.56%*
     After expense waiver#                                         1.16%         1.16%            1.16%         1.16%*
  Net investment loss to average daily net assets                 (1.09)%       (1.09)%          (0.81)%       (0.63)%*
  Portfolio turnover rate                                           195%          190%             139%          119%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003.
 (a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. THE FUND              MML Series Investment Fund ("MML Trust") is registered
                         under the Investment Company Act of 1940, as amended
                         (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are ten series of the Trust
                         (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected
                         Bond Fund ("Inflation-Protected Bond Fund"), MML Large
                         Cap Value Fund ("Large Cap Value Fund"), MML Equity
                         Index Fund ("Equity Index Fund"), MML Enhanced Index
                         Core Equity Fund ("Enhanced Index Core Equity Fund"),
                         MML Growth Equity Fund ("Growth Equity Fund"), MML OTC
                         100 Fund ("OTC 100 Fund"), MML Small Cap Equity Fund
                         ("Small Cap Equity Fund"), MML Small Company
                         Opportunities Fund ("Small Company Opportunities
                         Fund"), MML Small Cap Growth Equity Fund ("Small Cap
                         Growth Equity Fund") and MML Emerging Growth Fund
                         ("Emerging Growth Fund").

                         The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

                         The Equity Index Fund offers three classes of shares:
                         Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2. SIGNIFICANT           The following is a summary of significant accounting
   ACCOUNTING            policies followed consistently by each Fund in the
   POLICIES              preparation of the financial statements in conformity
                         with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
                         Actual results could differ from those estimates.

            INVESTMENT   Equity securities are valued on the basis of valuations
             VALUATION   furnished by a pricing service, authorized by the
                         Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National
                         Market System, or in the case of over-the-counter securities not so listed, the last reported bid price.
                         Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

                         Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

    SECURITIES LENDING   Each Fund may lend its securities to qualified brokers;
                         however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December
                         31, 2003, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                                SECURITIES ON LOAN   COLLATERAL
                                                ------------------  ------------
                         Large Cap Value Fund   $        2,731,502  $  2,827,905
                         Equity Index Fund              23,859,580    24,774,298
                         Growth Equity Fund              1,304,924     1,362,960
                         Small Cap Equity Fund           2,729,085     2,849,200
                         Small Cap Growth
                           Equity Fund                   9,868,688    10,299,494

            REPURCHASE   Each Fund may enter into repurchase agreements with
            AGREEMENTS   certain banks and broker/dealers whereby a Fund
                         acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

        ACCOUNTING FOR   Investment transactions are accounted for on the trade
           INVESTMENTS   date. Realized gains and losses on sales of investments
                         and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAX   It is each Fund's intent to continue to comply with the
                         provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

         DIVIDENDS AND   Dividends from net investment income are declared and
      DISTRIBUTIONS TO   paid quarterly for the Inflation-Protected Bond Fund.
          SHAREHOLDERS   Dividends from net investment income are declared and
                         paid annually for the Large Cap Value Fund, Equity
                         Index Fund, Enhanced Index Core Equity Fund, Growth
                         Equity Fund, OTC 100 Fund, Small Cap Equity Fund, Small
                         Company Opportunities Fund, Small Cap Growth Equity
                         Fund and Emerging Growth Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date.
                         Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
                         These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

                         Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

                         During the year ended December 31, 2003, the following amounts were reclassified due to differences between book and tax accounting:

                                                                           ACCUMULATED
                                                                           NET REALIZED      UNDISTRIBUTED
                                                               PAID-IN    GAIN (LOSS) ON    NET INVESTMENT
                                                               CAPITAL     INVESTMENTS       INCOME (LOSS)
                                                             ----------   --------------    --------------
                         Inflation-Protected Bond Fund       $        -   $         (780)   $          780
                         Large Cap Value Fund                   (51,507)          10,786            40,721
                         Equity Index Fund                       (1,987)          17,089           (15,102)
                         Enhanced Index Core Equity Fund           (249)             709              (460)
                         Growth Equity Fund                        (401)            (244)              645
                         OTC 100 Fund                           (22,969)             (10)           22,979
                         Small Cap Equity Fund                   (6,164)          16,800           (10,636)
                         Small Company Opportunities Fund        (1,631)        (111,455)          113,086
                         Small Cap Growth Equity Fund          (272,062)               -           272,062
                         Emerging Growth Fund                   (70,430)              (2)           70,432

      FOREIGN CURRENCY   The books and records of the Funds are maintained in
           TRANSLATION   U.S. dollars. The market values of foreign currencies,
                         foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

                         Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

       FORWARD FOREIGN   Each Fund may enter into forward foreign currency
              CURRENCY   contracts in order to hedge the effect of currency
             CONTRACTS   movements of foreign denominated securities or
                         obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

                         Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

                         The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                         At December 31, 2003, the Funds had no open forward foreign currency contracts.

               FORWARD   Each Fund may purchase or sell securities on a "when
           COMMITMENTS   issued" or delayed delivery or on a forward commitment
                         basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities.
                         Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation
                         (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

                         At December 31, 2003, the Funds had no open forward commitments.

     FINANCIAL FUTURES   The Funds may purchase or sell financial futures
             CONTRACTS   contracts and options on such futures contracts for the
                         purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                         A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at December 31, 2003, is as follows:

                                                                                        NOTIONAL
                               NUMBER OF                                                CONTRACT     NET UNREALIZED
                               CONTRACTS               TYPE         EXPIRATION DATE      VALUE        APPRECIATION
                         ---------------------   ----------------   ---------------   ------------   --------------
                         MML EQUITY INDEX FUND
                         BUYS
                         14                       S&P 500 Index        03/18/04       $  3,887,100   $       89,391

                         MML OTC 100 FUND
                         BUYS
                         9                       NASDAQ 100 Index      03/19/04       $    264,780   $        6,446

         ALLOCATION OF   In maintaining the records for the Equity Index Fund,
    OPERATING ACTIVITY   the income and expense accounts are allocated to each
                         class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each.
                         Expenses are allocated to each class of shares depending on the nature of the expenditures.
                         Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT
   FEES AND OTHER
   TRANSACTIONS

            INVESTMENT   Under agreements between the Trust and MassMutual on
        MANAGEMENT FEE   behalf of each Fund, MassMutual is responsible for
                         providing investment management services for each Fund.
                         In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

                         For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45%
                         on assets over $500,000,000, of the average daily net asset value of the Fund.

                         For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70%
                         on assets over $500,000,000, of the average daily net asset value of the Fund.

                         For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

                         For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

                         For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75% of the next $300,000,0000, 0.72% of the next $600,000,000
                         and 0.65% of assets over $1,500,000,000, of the average daily net asset value of the Fund.

                         For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42%
                         on assets over $400,000,000, of the average daily net asset value of the Fund.

                         For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000,
                         0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

                         For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

                         For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next
                         $200,000,000, 1.025% of the next $600,000,000 and 1.00%
                         of assets over $1,000,000,000, of the average daily net asset value of the Fund.

                         For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95%
                         on assets over $400,000,000, of the average daily net asset value of the Fund.

                         MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. DLB is a wholly owned subsidiary of DLB Acquisition

                         Corporation, which is a controlled subsidiary of MassMutual. The sub-advisory agreements with DLB provide that DLB manage the investment and reinvestment of the assets of the Inflation-Protected Bond Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund. DLB receives a fee from MassMutual equal to an annual rate of 0.08% of the average daily net assets under management of the Inflation-Protected Bond Fund, 0.25% of the average daily net assets under management of the Enhanced Index Core Equity Fund and Small Cap Equity Fund, and 0.75% of the average daily net assets under management of the Small Company Opportunities Fund.

                         MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, Inc. for the Equity Index Fund and the OTC 100 Fund, Massachusetts Financial Services Company for the Growth Equity Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, RS Investment Management L.P. for the Emerging Growth Fund and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc. managed the investment and reinvestment of the assets of the Equity Index Fund and the OTC 100 Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

      ADMINISTRATION &   For the Equity Index Fund, under a separate
   SHAREHOLDER SERVICE   administrative and shareholder services agreement
                  FEES   between the Fund and MassMutual, MassMutual provides
                         certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next
                         $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed
                         0.05% of the average daily net assets of the Fund.

       EXPENSE WAIVERS   For all Funds, except the Equity Index Fund, MassMutual
                         has agreed, at least through April 30, 2004, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

                         For Class II of the Equity Index Fund, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. For Class III, MassMutual has agreed, at least through April 30, 2004, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class III shares.

    EXPENSE REDUCTIONS   The Large Cap Value Fund, Growth Equity Fund, Small Cap
                         Equity Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the year ended
                         December 31, 2003, expenses were reduced under these agreements as follows:

                                                                      REDUCTIONS
                                                                      ----------
                         Large Cap Value Fund                         $    2,499
                         Growth Equity Fund                                8,366
                         Small Cap Equity Fund                               294
                         Small Cap Growth Equity Fund                      9,875

                 OTHER Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer or employee of MassMutual is borne by the Funds.

              DEFERRED   Trustees of the Funds that are not employees of
          COMPENSATION   MassMutual or its subsidiaries may elect to defer
                         receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

                         For the year ended December 31, 2003, no significant amounts have been deferred.

4. PURCHASES AND         Cost of purchases and proceeds from sales of investment
   SALES OF              securities (excluding short-term investments) for the
   INVESTMENTS           year ended December 31, 2003, were as follows:

                                                                      LONG-TERM U.S.      OTHER LONG-TERM
                                                                  GOVERNMENT SECURITIES     SECURITIES
                                                                  ---------------------   ---------------
             PURCHASES
                         Inflation-Protected Bond Fund            $          22,684,013   $     5,491,875
                         Large Cap Value Fund                                         -        11,061,378
                         Equity Index Fund                                            -        40,283,941
                         Enhanced Index Core Equity Fund                              -        12,691,302
                         Growth Equity Fund                                           -        49,352,355
                         OTC 100 Fund                                                 -         8,451,822
                         Small Cap Equity Fund                                        -        28,414,618
                         Small Company Opportunities Fund                             -        22,375,790
                         Small Cap Growth Equity Fund                                 -        20,839,204
                         Emerging Growth Fund                                         -        15,067,854
                 SALES
                         Inflation-Protected Bond Fund            $           4,597,546   $             -
                         Large Cap Value Fund                                         -         2,879,105
                         Equity Index Fund                                            -        15,506,654
                         Enhanced Index Core Equity Fund                              -         9,300,197
                         Growth Equity Fund                                           -        48,089,855
                         OTC 100 Fund                                                 -         3,528,073
                         Small Cap Equity Fund                                        -        27,968,231
                         Small Company Opportunities Fund                             -        15,628,610
                         Small Cap Growth Equity Fund                                 -        18,586,112
                         Emerging Growth Fund                                         -        11,912,293

5. CAPITAL SHARE         The Funds are authorized to issue an unlimited number
   TRANSACTIONS          of shares, with no par value in each class of shares.
                         Changes in shares outstanding for each Fund are as follows:

                                                YEAR ENDED DECEMBER 31, 2003        YEAR ENDED DECEMBER 31, 2002
                                                  SHARES            AMOUNT            SHARES            AMOUNT
                                              --------------    --------------    --------------    --------------
   INFLATION-PROTECTED BOND FUND~
      Sold                                         2,692,560    $   28,521,490         1,081,125    $   10,823,509
      Issued as reinvestment of dividends             46,497           495,892             8,594            87,058
      Redeemed                                      (487,070)       (5,160,642)          (35,276)         (359,776)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                      2,251,987    $   23,856,740         1,054,443    $   10,550,791
                                              ==============    ==============    ==============    ==============
   LARGE CAP VALUE FUND
      Sold                                         2,108,779    $   16,987,215         2,862,676    $   22,924,269
      Issued as reinvestment of dividends             38,468           359,133            33,438           244,189
      Redeemed                                      (692,939)       (5,520,063)       (2,366,284)      (18,060,835)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                      1,454,308    $   11,826,285           529,830    $    5,107,623
                                              ==============    ==============    ==============    ==============
   EQUITY INDEX FUND CLASS I
      Sold                                         1,373,601    $   16,523,967           961,983    $   12,023,695
      Issued as reinvestment of dividends             66,793           913,733            65,861           721,177
      Redeemed                                    (1,104,652)      (12,742,287)       (1,398,421)      (16,555,264)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                        335,742    $    4,695,413          (370,577)   $   (3,810,392)
                                              ==============    ==============    ==============    ==============
   EQUITY INDEX FUND CLASS II
      Sold                                         3,785,872    $   45,312,735         7,799,054    $  102,342,173
      Issued as reinvestment of dividends            181,866         2,486,104           170,161         1,859,859
      Redeemed                                    (1,822,195)      (20,970,465)       (1,610,711)      (19,430,127)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                      2,145,543    $   26,828,374         6,358,504    $   84,771,905
                                              ==============    ==============    ==============    ==============
   EQUITY INDEX FUND CLASS III
      Sold                                           766,101    $    8,254,570           294,010    $    3,519,102
      Issued as reinvestment of dividends            141,618         1,931,671           167,631         1,828,852
      Redeemed                                    (1,499,750)      (17,541,572)         (767,033)       (8,917,816)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                       (592,031)   $   (7,355,331)         (305,392)   $   (3,569,862)
                                              ==============    ==============    ==============    ==============
   ENHANCED INDEX CORE EQUITY FUND
      Sold                                           537,899    $    4,237,161           309,634    $    2,551,875
      Issued as reinvestment of dividends             15,472           138,749            13,448            96,830
      Redeemed                                      (119,693)         (908,167)         (114,477)         (928,076)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                        433,678    $    3,467,743           208,605    $    1,720,629
                                              ==============    ==============    ==============    ==============
   GROWTH EQUITY FUND
      Sold                                           764,121    $    4,707,919           772,223    $    5,090,329
      Issued as reinvestment of dividends                605             4,061                 -                 -
      Redeemed                                      (601,626)       (3,579,358)       (3,647,482)      (23,451,434)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                        163,100    $    1,132,622        (2,875,259)   $  (18,361,105)
                                              ==============    ==============    ==============    ==============
   OTC 100 FUND
      Sold                                         3,381,484    $   10,712,617         1,687,103    $    5,010,758
      Issued as reinvestment of dividends                  -                 -                 -                 -
      Redeemed                                    (1,738,007)       (5,450,632)       (2,717,441)       (8,090,519)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                      1,643,477    $    5,261,985        (1,030,338)   $   (3,079,761)
                                              ==============    ==============    ==============    ==============
   SMALL CAP EQUITY FUND
      Sold                                         1,543,870    $   14,782,305         4,033,669    $   38,752,010
      Issued as reinvestment of dividends             12,718           142,999            18,417           157,182
      Redeemed                                    (1,081,987)      (10,032,551)       (2,722,806)      (25,373,163)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                        474,601    $    4,892,753         1,329,280    $   13,536,029
                                              ==============    ==============    ==============    ==============
   SMALL COMPANY OPPORTUNITIES FUNDS
      Sold                                           968,295    $   11,536,096         1,373,472    $   14,888,244
      Issued as reinvestment of dividends            134,135         1,853,674             5,048            51,201
      Redeemed                                      (263,399)       (2,914,092)         (362,594)       (3,675,222)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                        839,031    $   10,475,678         1,015,926    $   11,264,223
                                              ==============    ==============    ==============    ==============
   SMALL CAP GROWTH EQUITY FUND
      Sold                                         1,211,042    $   12,118,367         1,021,734    $    9,440,406
      Issued as reinvestment of dividends                  -                 -                 -                 -
      Redeemed                                      (533,737)       (4,815,882)       (2,232,444)      (20,202,446)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                        677,305    $    7,302,485        (1,210,710)   $  (10,762,040)
                                              ==============    ==============    ==============    ==============

                                                YEAR ENDED DECEMBER 31, 2003        YEAR ENDED DECEMBER 31, 2002
                                                  SHARES            AMOUNT            SHARES         AMOUNT
                                              --------------    --------------    --------------    --------------
   EMERGING GROWTH FUND
      Sold                                         1,672,583    $    7,604,348         1,205,422    $    5,376,027
      Issued as reinvestment of dividends                  -                 -                 -                 -
      Redeemed                                      (947,231)       (4,162,675)       (1,962,462)       (7,862,287)
                                              --------------    --------------    --------------    --------------
      Net increase (decrease)                        725,352    $    3,441,673          (757,040)   $   (2,486,260)
                                              ==============    ==============    ==============    ==============

   ~ FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH
     DECEMBER 31, 2002.

6. FOREIGN               The Funds may also invest in foreign securities,
   SECURITIES            subject to certain percentage restrictions. Investing
                         in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME        At December 31, 2003, the cost of securities and the
   TAX INFORMATION       unrealized appreciation (depreciation) in the value of
                         investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                                               FEDERAL         TAX BASIS        TAX BASIS         NET UNREALIZED
                                                             INCOME TAX        UNREALIZED       UNREALIZED         APPRECIATION/
                                                                COST         APPRECIATION      DEPRECIATION       (DEPRECIATION)
                                                            -------------   ---------------   ---------------    -----------------
                         Inflation-Protected Bond Fund      $  34,058,479   $       942,032   $       (57,233)   $         884,799
                         Large Cap Value Fund                  52,536,251         8,242,396        (1,151,093)           7,091,303
                         Equity Index Fund                    440,965,571        38,996,301       (50,517,830)         (11,521,529)
                         Enhanced Index Core Equity Fund       14,801,421         1,524,343          (245,862)           1,278,481
                         Growth Equity Fund                    21,759,967         1,125,808          (223,542)             902,266
                         OTC 100 Fund                          12,797,943                 -          (463,695)            (463,695)
                         Small Cap Equity Fund                 73,363,864        16,402,455        (1,554,401)          14,848,054
                         Small Company Opportunities Fund       35,541,18        68,031,250          (323,192)           7,708,058
                         Small Cap Growth Equity Fund          47,903,510        10,293,358          (977,341)           9,316,017
                         Emerging Growth Fund                   9,574,843         1,032,619          (225,861)             806,758

                         At December 31, 2003, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                            EXPIRING      EXPIRING       EXPIRING     EXPIRING
                                                              2008          2009           2010         2011
                                                           -----------   -----------   -----------   -----------
                         Large Cap Value Fund              $     8,346   $ 1,160,333   $ 2,527,171   $ 1,015,832
                         Equity Index Fund                           -             -     6,501,477       144,729
                         Enhanced Index Core Equity Fund             -       285,538     1,053,561       375,501
                         Growth Equity Fund                          -    17,334,932     7,953,799             -
                         OTC 100 Fund                                -       943,131     4,762,508     2,362,711
                         Small Cap Equity Fund                       -             -       123,022             -
                         Small Cap Growth Equity Fund                -    10,101,072     8,158,841       930,646
                         Emerging Growth Fund                  748,125     4,870,511     3,402,428             -

                         Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

                         Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                              ORDINARY      LONG TERM     RETURN OF
                                                               INCOME      CAPITAL GAIN    CAPITAL
                                                            ------------   ------------   ----------
                         Inflation-Protected Bond Fund      $    495,892   $          -   $        -
                         Large Cap Value Fund                    359,133              -            -
                         Equity Index Fund                     5,331,508              -            -
                         Enhanced Index Core Equity Fund         138,749              -            -
                         Growth Equity Fund                        4,061              -            -
                         Small Cap Equity Fund                   142,999              -            -
                         Small Company Opportunities Fund        599,939      1,253,735            -

                         At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                            UNDISTRIBUTED
                                                            UNDISTRIBUTED          LONG TERM              UNREALIZED
                                                              ORDINARY           CAPITAL GAIN/          APPRECIATION
                                                               INCOME       (CAPITAL LOSS CARRYOVER)    (DEPRECIATION)
                                                            -------------   ------------------------    --------------
                         Inflation-Protected Bond Fund      $         216   $                143,827    $      886,387
                         Large Cap Value Fund                           -                 (5,346,575)        7,332,035
                         Equity Index Fund                              -                (10,002,471)       (8,169,473)
                         Enhanced Index Core Equity Fund                -                 (2,159,764)        1,672,697
                         Growth Equity Fund                             -                (25,528,503)        1,142,062
                         OTC 100 Fund                                   -                (11,010,292)        2,155,842
                         Small Cap Equity Fund                          -                   (803,221)       15,528,253
                         Small Company Opportunities Fund         462,933                    395,424         7,769,923
                         Small Cap Growth Equity Fund                   -                (19,553,160)        9,678,618
                         Emerging Growth Fund                           -                 (9,172,563)          958,257

                         The following Funds elected to defer to January 1, 2004 post-October losses:

                                                                        AMOUNT
                                                                     -----------
                         Large Cap Value Fund                        $   367,883
                         Enhanced Index Core Equity Fund                  50,912
                         OTC 100 Fund                                    322,405

                         The following Funds elected to defer January 1, 2004 post-October currency losses:


                                                                        AMOUNT
                                                                     -----------
                         Large Cap Value Fund                        $     4,760
                         Growth Equity Fund                                  292

                         Pursuant to Section 852 of the Internal Revenue Code, the Small Company Opportunities Fund designates capital gain dividends of $1,253,735 for the year ended December 31, 2003.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the MML Inflation-Protected Bond Fund, the MML Large Cap Value Fund, the MML Equity Index Fund, the MML Enhanced Index Core Equity Fund, the MML Growth Equity Fund, the MML OTC 100 Fund, the MML Small Cap Equity Fund, the MML Small Company Opportunities Fund, the MML Small Cap Growth Equity Fund and the MML Emerging Growth Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2003 and 2002, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2003, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 11, 2004

TRUSTEES AND OFFICERS (UNAUDITED)

                         The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention:
                         Retirement Services Marketing.

     DISINTERESTED
          TRUSTEES

                                              TERM                                         NUMBER OF
                                           OF OFFICE**                                   PORTFOLIOS IN
                                              AND                                            FUND
                            POSITION(S)      LENGTH           PRINCIPAL                     COMPLEX               OTHER
    NAME,ADDRESS*,           HELD WITH       OF TIME     OCCUPATION(S) DURING             OVERSEEN BY         DIRECTORSHIPS
       AND AGE                 TRUST         SERVED           PAST 5 YEARS                  TRUSTEE          HELD BY TRUSTEE
------------------------   -------------   -----------   ----------------------------    -------------   ------------------------
Ronald J. Abdow            Trustee of         Since      President, Abdow                      46        Trustee, Abdow G&R
Age: 71                    the Trust          1993       Corporation (operator                           Trust and Abdow
                                                         of restaurants).                                G&R Co. (owners and
                                                                                                         operators or restaurant
                                                                                                         properties); Chairman,
                                                                                                         Western Mass
                                                                                                         Development Corp.;
                                                                                                         Chairman, American
                                                                                                         International College;
                                                                                                         Trustee (since 2002),
                                                                                                         Oppenheimer Tremont
                                                                                                         Market Neutral Fund
                                                                                                         LLC, Oppenheimer
                                                                                                         Tremont Opportunity
                                                                                                         Fund LLC and
                                                                                                         Oppenheimer Real Estate
                                                                                                         Fund.

Richard H. Ayers           Trustee of         Since      Retired.                              46        Director, Applera
Age: 60                    the Trust          1999                                                       Corporation; Director
                                                                                                         (since 2002), Instron
                                                                                                         Corporation.

Mary E. Boland             Trustee of         Since      Attorney at Law, Egan,                46        Director (since 1999),
Age: 63                    the Trust          1973       Flanagan and Cohen, P.C.                        BankNorth
                                                         (law firm), Springfield, MA.                    Massachusetts; Director
                                                                                                         (since 1999),
                                                                                                         Massachusetts
                                                                                                         Educational Financing
                                                                                                         Authority.

Richard W. Greene          Trustee of         Since      Retired; Vice President for           46
Age: 67                    the Trust          1999       Investments and Treasurer
                                                         (1998-2000),
                                                         University of
                                                         Rochester (private
                                                         university).

                                              TERM                                         NUMBER OF
                                           OF OFFICE**                                   PORTFOLIOS IN
                                              AND                                            FUND
                            POSITION(S)      LENGTH           PRINCIPAL                     COMPLEX               OTHER
    NAME,ADDRESS*,           HELD WITH       OF TIME     OCCUPATION(S) DURING             OVERSEEN BY         DIRECTORSHIPS
      AND AGE                  TRUST         SERVED           PAST 5 YEARS                  TRUSTEE          HELD BY TRUSTEE
------------------------   -------------   -----------   ----------------------------    -------------   ------------------------
Beverly L. Hamilton        Trustee of         Since      President ARCO                        46        Director (since 1991),
Age: 56                    the Trust          1999       Investment Management Co.                       American Funds
                                                         (1991-2000).                                    Emerging Markets
                                                                                                         Growth Fund (open-interval
                                                                                                         mutual fund);
                                                                                                         Trustee (since 2000),
                                                                                                         Monterey Institute for
                                                                                                         International Studies;
                                                                                                         Trustee (since 2001), The
                                                                                                         California Endowment;
                                                                                                         Trustee (since 2002),
                                                                                                         Community Hospital of
                                                                                                         the Monterey Peninsula;
                                                                                                         Trustee (since 2002),
                                                                                                         Board II Oppenheimer
                                                                                                         Funds; Investment
                                                                                                         Advisory Committees of
                                                                                                         Rockefeller Foundation,
                                                                                                         Unilever (Holland)
                                                                                                         pension fund, CFSB
                                                                                                         Sprout, University of
                                                                                                         Michigan endowment and
                                                                                                         Hartford Hospital.

F. William Marshall, Jr.   Trustee of         Since      Consultant (since 1999);              46        Trustee (since 2000),
Age: 61                    the Trust          1996       Chairman (1999), Family                         Board II Oppenheimer
                                                         Bank, F.S.B. (formerly SIS                      Funds.
                                                         Bank); Executive Vice
                                                         President (1999), Peoples
                                                         Heritage Financial Group;
                                                         President, Chief Executive
                                                         Officer and Director
                                                         (1993-1999), SIS Bancorp,
                                                         Inc. and SIS Bank (formerly,
                                                         Springfield Institution for
                                                         Savings).

Allan W. Blair             Trustee of         Since      President and Chief                   46        Director (since 2001),
Age: 55                    the Trust          2003       Executive Officer (since                        Future Works, Inc.
                                                         1996), Economic
                                                         Development
                                                         Council of Western
                                                         Massachusetts;
                                                         President and
                                                         Chief Operating
                                                         Officer (since
                                                         1993), Westmass
                                                         Area Development
                                                         Corporation;
                                                         President and
                                                         Chief Operating
                                                         Officer (since
                                                         1984), Westover
                                                         Metropolitan
                                                         Development
                                                         Corporation.

R. Alan Hunter, Jr.        Trustee of         Since      Retired.                              46
Age: 56                    the Trust          2003

        INTERESTED
          TRUSTEES

                                              TERM                                         NUMBER OF
                                           OF OFFICE**                                   PORTFOLIOS IN
                                              AND                                             FUND
                            POSITION(S)      LENGTH           PRINCIPAL                      COMPLEX             OTHER
    NAME,ADDRESS*,           HELD WITH       OF TIME     OCCUPATION(S) DURING              OVERSEEN BY         DIRECTORSHIPS
      AND AGE                  TRUST         SERVED           PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
------------------------   -------------   -----------   ----------------------------    -------------   ------------------------
Stuart H. Reese            Chairman           Since      Executive Vice President              46        Director (since 1994),
Age: 48                    and Trustee        1999       and Chief Investment                            Merrill Lynch Derivative
                           of the Trust                  Officer (since 1999), Chief                     Products; Chairman
                                                         Executive Director                              (since 1999), Director
                                                         (1997-1999), MassMutual;                        (since 1996), Antares
                                                         Chairman and Chief                              Capital Corporation
                                                         Executive Officer (since                        (finance company);
                                                         2001), President and Chief                      Director (since 1996),
                                                         Executive Officer                               HYP Management, Inc.
                                                         (1999-2001), David L.                           (managing member of
                                                         Babson & Company Inc.                           MassMutual High Yield
                                                         (investment adviser);                           Partners LLC), and MMHC
                                                         Chairman (since 1999),                          Investment, Inc.
                                                         President (1995-1999),                          (investor in funds
                                                         MassMutual Corporate                            sponsored by
                                                         Investors and MassMutual                        MassMutual); Director
                                                         Participation Investors                         (since 1994), MassMutual
                                                         (closed-end investment                          Corporate Value Partners
                                                         companies).                                     Limited (investor in
                                                                                                         debt and equity
                                                                                                         securities) and
                                                                                                         MassMutual Corporate
                                                                                                         Value Limited (parent of
                                                                                                         MassMutual Corporate
                                                                                                         Value Partners Limited);
                                                                                                         President (since 1997),
                                                                                                         MassMutual/ Darby CBO IM
                                                                                                         Inc. (manager of
                                                                                                         MassMutual/ Darby CBO
                                                                                                         LLC, a high yield bond
                                                                                                         fund); Advisory Board
                                                                                                         Member (since 1995),
                                                                                                         Kirtland Capital
                                                                                                         Partners.

Frederick C. Castellani    Trustee and        Since      Executive Vice President              46
Age: 56                    President          2001       (since 2001),
                           of the Trust                  SeniorVice President
                                                         (1996-2001), MassMutual.

Robert E. Joyal            Trustee of         Since      Retired; President                    46        Director (since 1996),
Age: 58                    the Trust          2003       (2001-2003), Director                           Antares Leverage Capital
                                                         (2000-2003) and Managing                        Corp.; Director (since
                                                         Director (2000-2001), David                     1996), MassMutual High
                                                         L. Babson & Company Inc.;                       Yield Partners II, LLC;
                                                         Executive Director                              Director (since 1999),
                                                         (1997-1999), Massachusetts                      MassMutual Corporate
                                                         Mutual Life Insurance                           Value Partners Limited;
                                                         Company.                                        President (since 1999),
                                                                                                         MassMutual Corporate
                                                                                                         Investors (closed-end
                                                                                                         investment company);
                                                                                                         President (since 1999),
                                                                                                         MassMutual Participation
                                                                                                         Investors (closed-end
                                                                                                         investment company).

    PRINCIPAL OFFICERS
           WHO ARE NOT
              TRUSTEES

                                                                                                                        NUMBER OF
                                                                                                                      PORTFOLIOS IN
                                                                                                                          FUND
                                             POSITION(S)   LENGTH                     PRINCIPAL                         COMPLEX
                           NAME,ADDRESS*,     HELD WITH    OF TIME               OCCUPATION(S) DURING                  OVERSEEN BY
                              AND AGE           TRUST      SERVED                   PAST 5 YEARS                         OFFICER
                         -----------------  -------------  -------  ------------------------------------------------  -------------
                         James S. Collins   Chief          Since    Vice President (since 1999), Second Vice               46
                         Age: 45            Financial      2000     President (1990-1999), MassMutual.
                                            Officer and
                                            Treasurer
                                            of Trust

                         Thomas M. Kinzler  Vice           Since    Vice President and Associate General Counsel           46
                         Age: 47            President      1999     (since 1999), Second Vice President and
                                            and                     Associate General Counsel (1996-1999),
                                            Secretary               MassMutual.
                                            of the Trust

                         Vernon J. Meyer    Vice           Since    Vice President (since 1998), MassMutual.               46
                         Age: 38            President      1999
                                            of the Trust

                         David W. O'Leary   Vice           Since    Senior Vice President (since 2001), MassMutual;        14
                         Age: 42            President      2001     Senior Vice President (1999-2001), Vice
                                            of the Trust            President(1996-1999), Aetna Financial Services.

                         Toby Slodden       Vice           Since    Executive Vice President (since 2003), Senior          46
                         Age: 46            President      2003     Vice President (1999-2003), Vice President
                                            of the Trust            (1997-1999), MassMutual.

                         * The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

                         ** Each Trustee of the Trust serves until the next
                            meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2003 qualified for the dividends received deduction, as follows:

Large Cap Value Fund                                                100.00%
Equity Index Fund                                                   100.00%
Enhanced Index Core Equity Fund                                     100.00%
Growth Equity Fund                                                  100.00%
Small Cap Equity Fund                                               100.00%
Small Company Opportunities Fund                                     20.33%

                    [This page is intentionally left blank.]

[MASSMUTUAL FINANCIAL GROUP (SM) LOGO]


Massachusetts Mutual Life Insurance Company and its affiliates, Springfield, MA 01111-0001

www.massmutual.com


MassMutual Financial Group is a marketing designation (or fleet name) for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.


                                                                      L4540A 204

ITEM 2 CODE OF ETHICS.

       As of December 31, 2003, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2003, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under item 10 (a).

ITEM 3 AUDIT COMMITTEE FINANCIAL EXPERT.

       The Registrant's Board of Trustees has determined that Richard H. Ayers and Richard W. Greene, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Ayers and Mr. Greene are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant's annual financial statements for 2003 and 2002 were $191,840 and $166,580, respectively.
       (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2003 or 2002.
       (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2003 and 2002 were $63,950 and $31,143, respectively.
       (d) ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2003 or 2002.

       (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2003 and 2002 were pre-approved by the committee.
              (2) Not applicable.
       (f)    Not applicable.
       (g)    Not applicable.
       (h)    Not applicable.

ITEM 5 AUDIT COMMITTEE OF LISTED REGISTRANTS.

       Not applicable to this filing.

ITEM 6 [RESERVED]

ITEM 7 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable to this filing.

ITEM 8 [RESERVED]

ITEM 9 CONTROLS AND PROCEDURES.

       (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

       (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
       (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 (EXHIBITS):

       (a)(1) Code of Ethics Described in Item 2 is attached.

       (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as Exhibit 99CERT.302

       (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               MML Series Investment Fund

By (Signature and Title):  /s/ Frederick C. Castellani
                           ----------------------------------------
                           Frederick C. Castellani, President and Principal Executive Officer

                           Date February 11, 2004
                                ---------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /s/ Frederick C. Castellani
                           ----------------------------------------
                           Frederick C. Castellani, President and Principal Executive Officer

                           Date February 11, 2004
                                ---------------------

By (Signature and Title):  /s/ James S. Collins
                           ----------------------------------------
                           James S. Collins, Treasurer and Principal
                           Financial Officer

                           Date February 11, 2004
                                ---------------------